UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09121

JNL Variable Fund LLC

(Exact Name of Registrant as specified in charter)

225 West Wacker Drive, Suite 1200
Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Steven J. Fredricks
Jackson National Asset Management, LLC
225 West Wacker Drive, Suite 1200
Chicago, Illinois 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 338-5800

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders

JNL/Mellon Capital Management Funds Mellon Capital Management Corporation Team Management

Portfolio Manager Commentary:

JNL/Mellon Capital Management 25 Fund

JNL/Mellon Capital Management Communications Sector Fund

JNL/Mellon Capital Management Consumer Brands Sector Fund

JNL/Mellon Capital Management DowSM 10 Fund

JNL/Mellon Capital Management DowSM Dividend Fund

JNL/Mellon Capital Management Financial Sector Fund

JNL/Mellon Capital Management Global 15 Fund

JNL/Mellon Capital Management Healthcare Sector Fund

JNL/Mellon Capital Management JNL 5 Fund

JNL/Mellon Capital Management JNL Optimized 5 Fund

JNL/Mellon Capital Management NYSE® International 25 Fund

JNL/Mellon Capital Management Nasdaq® 25 Fund

JNL/Mellon Capital Management Oil & Gas Sector Fund

JNL/Mellon Capital Management S&P® 10 Fund

JNL/Mellon Capital Management S&P® 24 Fund

JNL/Mellon Capital Management S&P® SMid 60 Fund

JNL/Mellon Capital Management Select Small-Cap Fund

JNL/Mellon Capital Management Technology Sector Fund

JNL/Mellon Capital Management VIP Fund

JNL/Mellon Capital Management Value Line® 30 Fund

U.S. Market Overview: The U.S. stock market extended its streak of gains by rising for the fifth consecutive year in 2007. The S&P 500® Index rose 5.5%, while the broad cap Russell 3000® Index rose 5.1%. Stocks peaked in early October, but tumbled late in the year on concerns about the mortgage and credit markets. The Nasdaq gained 9.8%, its best annual return since 2003, benefiting from strength in technology stocks, with names like Apple, Google, and Research in Motion largely responsible for its success. Investors bid up growth stocks in 2007 as the broad-market Russell 3000® Growth Index outperformed the Russell 3000® Value Index for the first time since 1999. The growth index reflected an 11.4% return for 2007, while the value index dipped 1% for the year. Another reversal in 2007 involved the resurgence of large-cap stocks, as the large-cap Russell 1000® Index rose 5.8% for the year, outpacing the small-cap Russell 2000® Index (-1.6%). Among the S&P 500 economic sectors, energy and materials were the best performers, while the financial services and consumer discretionary sectors were weakest.

Stocks advanced during the first quarter, but volatility increased significantly. Stocks climbed higher in the first seven weeks of the year, propelled by solid earnings growth and hopes that economic moderation would enable the Federal Reserve to cut interest rates. Stocks plunged late in February, however. The Chinese stock market in Shanghai fell 9%, which raised concerns about the Chinese economy and alarmed investors. Further, a sharp decline in U.S. durable goods orders report suggested a slowing manufacturing pace, while former Federal Reserve Chairman Alan Greenspan warned of an increased potential for a recession later this year.

Most U.S. stock indexes advanced in the second quarter, with a few major indices eclipsing record highs. Equities benefited from a wave of optimism over corporate earnings early in the quarter and later overcame short periods of increased volatility associated with investor concerns about soft retail sales, rising interest rates, inflation, the housing market, and sub-prime mortgage woes. The Dow Jones Industrial Average hit a series of new all-time highs, briefly eclipsing the 13,600 level and gaining 8.5% for the quarter. In late May, the S&P 500 finally surpassed its March 24, 2000 record close of 1527.57 and rose 6.3% during the quarter.

The third quarter of 2007 was marked by spikes in volatility and risk aversion. U.S. sub-prime mortgage losses spread across the financial sector and severely tightened credit and liquidity conditions from mid-July to mid-August. In this environment, equities were extremely volatile as the credit crisis had a significant impact on investor confidence. The period began with solid momentum as second quarter earnings beat expectations and helped propel equities to new highs in late July. Concerns about the mortgage and credit markets escalated during August, and equity indexes plunged by up to 10% from their earlier highs. Risk appetite improved when the Federal Reserve lowered its benchmark rate in mid-September by a larger-than-expected 50 basis points, fueling a late-quarter rally in U.S. equities.

U.S. stocks peaked in October, and then fell sharply in November, with the S&P 500 tumbling 4.2%, its largest monthly loss since December 2002. The Fed came to the rescue again during December, cutting the fed funds rate by 25 basis points. But investors remained cautious after the financial sector was hit following a string of multibillion-dollar credit-related write-downs by several major banks. Adding to this, for the first time in several years, third-quarter corporate earnings growth in the U.S. was negative. The S&P 500 lost 3.3% for the quarter, its worst quarterly loss since the third quarter of 2002.

International Market Overview: International stocks also fared well during 2007, as the MSCI EAFE® Index rose 3.5% in local terms. U.S. investors were helped by the U.S. dollar’s weakness, as the EAFE rose 11.6% in U.S. dollar terms. The U.S. dollar index fell to a record low in November. Hong Kong was the winner in local terms, rising 41.6%, while Germany rose the most in dollar terms at 48.7%. Ireland was the MSCI’s biggest loser, falling 28% after housing prices collapsed in 2007. Japanese stocks were also near the bottom, falling 10.2% in local terms. Similar to U.S. stocks, energy and materials were the best performers after oil prices rallied throughout the year, while the financial services and consumer discretionary sectors underperformed.

Foreign stock markets largely performed well in the first quarter, despite some volatility surrounding the Chinese market correction. The MSCI EAFE rose 3.5% in U.S. dollar terms, and 2.8% in local terms. Similar systematic issues plagued international markets, as concerns over problem mortgages and slower growth spilled over into non-U.S. markets. Non-U.S. stocks proved resilient as March progressed, supported by stronger economic momentum in Europe, merger and acquisition (“M&A”) activity and currency gains. As in the U.S., materials stocks fared best while industrials also outperformed. Technology and energy lagged. Europe markets outperformed, gaining 3.9% in USD terms. Among the core euro zone markets, Germany stood out with a gain of 6.6%. After a strong start, Japan was hit hard as foreign investors retreated amidst the global sell-off and ended up 3.6%.

International equities also produced strong returns in the second quarter. The U.S. dollar continued to weaken against many major foreign currencies, enhancing returns for U.S. investors. For the quarter the MSCI EAFE Index (in U.S. Dollars) returned 6.4% while the MSCI EAFE Index (in Local Currency) returned 5.9%. Europe returned 8.7%, buoyed by continued economic momentum, corporate restructuring gains, record levels of M&A activity and currency strength. Energy stocks led the MSCI EAFE Index, gaining over 16% as rising oil prices boosted earnings expectations. Materials and industrials also provided double-digit gains, aided by M&A activity. Health care was the only sector to decline and financials lagged under pressure from rising interest rates.

The MSCI EAFE Index rose 1.7% percent for the third quarter as currency gains and Pacific Basin strength offset setbacks in Europe and Japan. Investor sentiment toward Japan remained negative; however, a sharp turnaround in the yen, as nervous investors unwound carry trades, converted an over 7% decline to a 0.8% loss in U.S. dollar terms. Europe fell over 2% in local currencies, but euro strength helped push the region's return to a 1.7% gain in U.S. dollars. The Pacific Basin ex-Japan region was an outlier among the developed markets, rising 13.4% to an all-time high. Hong Kong jumped almost 24% with help from its proximity to China's strong growth.

The MSCI EAFE Index fell in the fourth quarter as sub-prime mortgage-related securities, credit market turmoil and a loss of economic momentum in Japan contributed to the setback. Though the MSCI EAFE Index fared better than U.S. stocks, the performance advantage came largely from currency gains. Relatively good growth prospects and stable earnings streams helped utilities, telecommunications and consumer staples advance; rising oil prices also boosted energy stocks. These gains were offset by steep declines in financials and other cyclical and consumer-related sectors. As in the U.S., technology also struggled.

Portfolio Manager Commentary (continued):

JNL/Mellon Capital Management 25 Fund

Objective: The investment objective of the JNL/Mellon Capital Management 25 Fund is total return through a combination of capital appreciation and dividend income.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management 25 Fund underperformed its benchmarks by posting a return of -2.8% for Class A shares compared to the 2.7% and 5.5% returns for the S&P®? Midcap 400/Citigroup Value Index and S&P®??500 Index, respectively.

The companies in the Fund had mixed returns in 2007. Three companies that contributed to performance during the year were Shaw Communications, Carolina Group and Chevron Corp. Shaw Communications, a service company for broadband cable television, internet, and satellite television, was up 53% on reports of fourth quarter earnings above analyst expectations. In addition, the company entered new markets in Western Canada. Carolina Group, a cigarette manufacturer, was up almost 35%. The company reported strong sales resulting primarily from a price increase and lower sales promotion expenses at its subsidiary, Lorillard, Inc. Chevron, an international integrated energy company that produces and transports fuel, was up 31%. The company benefited from increased revenues due to rising fuel costs.

Three companies that detracted from performance with the lowest returns were Louisiana Pacific Corp., Starwood Hotels and Resorts Worldwide, Inc. and The New York Times Company. Louisiana Pacific, a manufacturer of wood products used as building materials, was down 34%. The company’s price fell along with homebuilders and others adversely affected by the decline in the sub-prime market. Starwood, a luxury hotel and vacation resort chain, fell 28% after speculation on a takeover that never materialized and concerns about revenue growth. New York Times, the newspaper publisher, fell 25%. The stock retreated throughout the year on expectations of decreases in advertising sales.

JNL/Mellon Capital Management Communications Sector Fund

Objective: The investment objective of the JNL/Mellon Capital Management Communications Sector Fund is total return through capital appreciation and dividend income.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management Communications Sector Fund underperformed its benchmark by posting a return of 4.3% for Class A shares compared to the 10.0% return for the Dow JonesSM US?Telecommunications Index.

The Fund is an index fund. As such, its Fund’s portfolio manager is not selecting specific stocks to own, but trying to match the Fund’s overall stock weightings and characteristics to the index’s stock weightings and characteristics, while minimizing transaction costs. However, due to certain regulatory restrictions on diversification, the Fund is unable to hold some securities at their benchmark weight. These restrictions can hamper the ability of the Fund to achieve the return of the index. In this respect, the Fund underperformed its benchmark, the Dow Jones US Telecommunications Index.

There were several changes to the Fund’s benchmark during the year -- both scheduled quarterly rebalancings of the index and corporate actions that affected stocks in the benchmark. These changes consisted of one addition and represented about 2% turnover.

The Fund’s two largest holdings represent about 46% of the Fund. These companies are AT&T, up 20%, and Verizon Communications, up 22%. The Fund's benchmark maintains a significantly higher allocation to AT&T than the Fund. The Fund's investment is limited by diversification requirements inherent in the internal revenue code. Therefore, the strong performance of AT&T detracted from the Fund's ability to keep pace with its benchmark's return for the year.

Three stocks in the Fund that performed well during the year were Leucadia National Corp., Verizon Communications, Inc., and US Cellular Corp. Leucadia, a diversified holdings company engaged in a variety of businesses, gained 67%. The company has beaten the benchmark as well as its industry averages since being added to the S&P 500 Index in August. Verizon, the second-largest U.S. phone company, gained 22% due in part to new subscriber levels that outpaced those of its rivals. The company also technologically upgraded its infrastructure to compete with that of cable companies. US Cellular Corp., a U.S. provider of cellular telephone services, gained 21%. It reported strong earnings and increased subscriber growth over the year.

Three stocks that hurt the Fund’s return were Level 3 Communications, Inc., IDT Corp. and Virgin Media. Level 3 Communications, a telecommunications and information services provider, lost 46%. The company reported worse than expected earnings due to increased expenses from acquisitions. IDT Corporation, a provider of prepaid debit and rechargeable calling cards, fell 33% as the company continued to lose market share to rival companies throughout the year. Virgin Media Inc., a provider of broadband communications, Internet access and basic television channels to customers in the United Kingdom, lost 31%. Virgin Media reported nine straight quarterly losses and continued to lose market share in all segments of its business.

JNL/Mellon Capital Management Consumer Brands Sector Fund

Objective: The investment objective of the JNL/Mellon Capital Management Consumer Brands Sector Fund is total return through capital appreciation and dividend income.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management Consumer Brands Sector Fund underperformed its benchmark by posting a return of -7.9% for Class A shares compared to the -7.2% return for the Dow JonesSM US?Consumer Cyclical Index.

The Fund is an index fund. As such, its Fund’s portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the index’s stock weightings and characteristics, while minimizing transaction costs. In this respect, the Fund’s return compared favorably to the return of the Fund’s benchmark, the Dow Jones US Consumer Cyclical Index.

There were several changes to the Fund’s benchmark during the year -- both scheduled quarterly rebalancings of the index and also corporate actions that affected stocks in the benchmark. These changes consisted of roughly nine additions and ten deletions. These benchmark changes represented about 4% turnover.

Three stocks in the Fund that performed well during the year were Bally Technologies, Inc., Priceline.com, Inc. and Chipotle Mexican Grill, Inc. Bally Technologies, a worldwide leader in the gaming industry, experienced share growth of 166% due largely in part to strong growth in revenue from their gaming operations and equipment. Priceline.com, an online travel company, was up 163% from strong growth in its domestic and global markets. Earnings were reported above expectations for the entire year. Chipotle, a Mexican restaurant chain in the U.S., was up 158% due to continued growth in earnings stemming from increased popularity of the healthy, rBGH free menu served at its restaurants.

The lowest returns came from Circuit City Store, Inc., Coldwater Creek, Inc., and U.S. Airways Group, Inc. Circuit City, a specialty retailer of electronic products

Portfolio Manager Commentary (continued):

and related services, was down 77% largely upon losses reported in both the third and fourth quarters. Also impacting the stock was perception that sales would decrease as overall market conditions cause consumers to pull back on discretionary spending. Coldwater Creek, a specialty retailer of women’s clothing and accessories, was down 72% on losses that were due to higher overall costs and decreased sales from the direct segment and catalog lines of its business. US Airways, a major airline, fell 72% largely in part to the rise in oil prices and revenue decreases that resulted from the slowing domestic market.

JNL/Mellon Capital Management Dow SM 10 Fund

Objective: The investment objective of the JNL/Mellon Capital Management DowSM 10 Fund is total return through a combination of capital appreciation and dividend income.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management DowSM 10 Fund underperformed its benchmark by posting a return of 1.0% compared to the 8.9% return for the Dow Jones Industrial Average.

The companies selected for the Fund had varying returns in 2007 --- half of the companies had positive returns and the other half had negative returns. Three of the best returns came from Merck & Co., Verizon Communications and AT&T Inc. Merck, a global pharmaceutical company, was up 37% for the year. FDA approvals of a series of treatments and vaccines developed through its direct or joint-venture lines of businesses led to continued growth in revenue. Verizon, the second-largest U.S. phone company, gained 22% due in part to new subscriber levels that outpaced those of its rivals. The company also made technologically upgrades to its infrastructure to compete directly with cable companies. AT&T, prominent in the communications services industry, was up 20% due to profit growth resulting from increased sales and savings in acquisitions.

Two companies with the lowest performance were Citigroup and General Motors. Citigroup, a global financial services holding company, was down almost 45% in response to a significant decline in the value of its sub-prime mortgage related securities. General Motors, one of the world’s largest manufacturers of automobiles and parts, fell 16% due to concerns stemming from declining sales, product mix and cost pressures. The company’s 3rd quarter earnings were short of analysts’ expectations.

In mid-March, Altria Group completed the spin off of Kraft Foods, giving the Fund 11 securities at the end of the year. Spin-off companies are held in the Fund until the next stock selection date.

JNL/Mellon Capital Management DowSM Dividend Fund

Objective: The investment objective of the JNL/Mellon Capital Management DowSM Dividend Fund is to provide the potential for an above average total return.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management DowSM Dividend Fund underperformed its benchmark by posting a return of -10.0% for Class A shares compared to the -5.2% return for the DowSM Jones US Select Dividend Index.

Companies in the Fund experienced varying performance in 2007 with the companies experiencing negative returns outnumbering those with positive returns.

The best performing companies were NY Community Bancorp, Inc. and Energy East Corp. NY Community Bancorp, a regional bank operating in the New York metropolitan area, was up 16% primarily as a result of receiving higher interest payments on its mortgage loan portfolio and earnings reported above market expectations. Energy East, an energy services and delivery company, was up 15%. A marked gain came immediately after Iberdrola, a large global energy company based in Spain, announced plans to acquire the company at a premium. Shareholders approved the deal, which is expected to close in 2008, towards the end of the year.

Companies with the lowest returns were Washington Mutual, Inc., National City Corp. and Colonial Bancgroup, Inc. Washington Mutual, a consumer and small business banking company in the U.S., was down 68% following dismal financial disclosures regarding its mortgage-backed securities and negative publicity related to allegations of inflated home values on mortgages. A decline in the sub-prime market further added to the company’s woes. National City, a large U.S. bank, was down more than 53% due to losses suffered from its home equity loans and sub-prime mortgages. Colonial Bancgroup, a provider of commercial banking services in the U.S., was down 46% in response to deterioration in the real estate market and the related industry outlook.

JNL/Mellon Capital Management Financial Sector Fund

Objective: The investment objective of the JNL/Mellon Capital Management Financial Sector Fund is total return through capital appreciation and dividend income.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management Financial Sector Fund outperformed its benchmark by posting a return of -17.4% for Class A shares compared to the -17.7% return for the DowSM Jones US Financial Index.

The Fund is an index fund. As such, its Fund’s portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the index’s stock weightings and characteristics -- while minimizing transaction costs. However, due to certain regulatory restrictions, the Fund is unable to hold some securities at their benchmark weight. In this respect, the Fund’s return compared favorably to the return of the Fund’s benchmark, the Dow Jones US Financial Index.

There were several changes to the Fund’s benchmark during the year -- both scheduled quarterly rebalancings of the index and also corporate actions that affected stocks in the benchmark. These changes consisted of roughly eleven additions and four deletions. These benchmark changes represented about 3% turnover.

Some of the Fund’s largest holdings, Citigroup, Inc., Bank of America, Corp., and JP Morgan Chase and Co. are limited to a maximum 5% weight each in the Fund due to regulations on the amount of securities related companies the Fund can hold. These restrictions can hamper the ability of the Fund to achieve the return of the index.

Three stocks in the Fund that performed well during the year were MasterCard Inc., IntercontinentalExchange Inc. and Nasdaq Stock Market, Inc. MasterCard, a global payment solutions company, was up 119%, benefiting from increased spending overseas in response to the weakening U.S. dollar. ICE, an electronic global futures and over-the-counter marketplace for trading an array of energy products and a soft commodities exchange, was up 78%. ICE made headlines when it acquired a number of commodity exchanges worldwide, and moved forward with plans to end futures floor trading. Highlights include a fourth straight year of record commissions and an increase in number of clients exchanging contracts tied to the value of oil and agricultural products. Nasdaq, a large U.S. equities exchange, returned almost 61%. After an unsuccessful acquisition attempt, Nasdaq sold its stake in the London Stock Exchange at a gain.

Three of the lowest returns came from E*Trade Financial Corp., IndyMac Bancorp, Inc., and Fremont General Corp. E*Trade, an online financial services company, was down 84% due, for the most part, to a large exposure to the

Portfolio Manager Commentary (continued):

U.S. residential mortgage market. IndyMac, a U.S. home-mortgage lender, saw its shares fall more than 85% due to a rise in loan delinquencies and a diminishing outlook for the home-financing industry. Fremont General, a financial services holding company, was down 78%, largely due to exposure to the weakened sub-prime mortgage market.

JNL/Mellon Capital Management Global 15 Fund

Objective: The investment objective of the JNL/Mellon Capital Management Global 15 Fund is total return through a combination of capital appreciation and dividend income.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management Global 15 Fund outperformed its benchmark by posting a return of 11.1% compared to the 9.0% return for the MSCI® DTR World Index.

The Fund generally performed in line with world markets for 2007. The results were mixed across the securities selected from 3 countries for the Fund.

UK -The best returning UK security was Vodafone, a mobile telecommunications company, gaining 39%. Vodafone rallied on takeover speculation. Additionally, Vodafone benefited, as a co-owner, from significant customer growth at Verizon Wireless. The Fund’s UK security with the lowest return was BT Group. BT Group, a telecommunications services company dropped 4.2%. Earnings from the Company’s traditional businesses declined. In November, BT Group lost a contract to Raytheon worth 1.2 billion Pounds.

Hong Kong - The best performing Hong Kong stock was Citic Pacific Limited, the Hong Kong arm of China’s biggest state-owned investing company. Citic gained 71%. Profits surged in the first half of 2007 on steel production and the sale of their stake in a phone-services unit.

United States - The US component’s best return was Verizon, up 22%. Verizon, a leading provider of communication services, gained on continued expansion of its wireless services and strong growth in its FiOS TV services segment. The lowest performing US component was General Motors, down 16%. General Motors, one of the world’s largest manufacturers of automobiles and parts, dropped due to concerns stemming from declining sales, product mix, and cost pressures.

JNL/Mellon Capital Management Healthcare Sector Fund

Objective: The investment objective of the JNL/Mellon Capital Management Healthcare Sector Fund is total return through capital appreciation and dividend income.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management Healthcare Sector Fund underperformed its benchmark by posting a return of 7.7% for Class A shares compared to the 8.4% return for the DowSM Jones US Healthcare Index.

The Fund is an index fund. As such, its portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the index’s stock weightings and characteristics -- while minimizing transaction costs. In this respect, the Fund’s return compared unfavorably to the return of the Fund’s benchmark, the Dow Jones US Healthcare Index.

There were several changes to the Fund’s benchmark during the year -- both scheduled quarterly rebalancings of the index and also corporate actions that affected stocks in the benchmark. These changes consisted of roughly two additions and four deletions. These benchmark changes represented about 2% turnover.

The three largest holdings, representing about 26% of the Fund, were Johnson & Johnson, up almost 4%, Pfizer, Inc., down 8%, and Merck & Co. Inc., up 37%.

Three stocks in the Fund that performed well during the year were Onyx Pharmaceuticals Inc., Intuitive Surgical Inc., and MGI Pharma. Onyx Pharmaceuticals, a biopharmaceutical company emphasizing cancer treatment, gained 426%. In February, the company announced increased survival rates for liver cancer patients receiving Nexavar, a drug developed in conjunction with Bayer Pharmaceutical. The company reported larger than anticipated 3rd quarter earnings due to the strong performance of Nexavar. Intuitive Surgical, a medical instrument manufacturer, gained 237%. The company manufactures the da Vinci Surgical System, a system designed to perform robotic surgery. The company reported stronger than expected earnings in the 3rd quarter due to strong sales of the system as well as its accessories and training. MGI Pharma, an oncology-focused biopharmaceutical company, gained 120%. The company announced in November that it would evaluate possible strategic alternatives to remaining an independent company. On December 10, 2007, the company announced a merger agreement with Eisai Co., Ltd.

The lowest returns came from Sepracor Inc., InterMune Inc., and Neurocrine Biosciences, Inc. Sepracor, a pharmaceutical company focused on the treatment of respiratory and central nervous system disorders, was down 57%. The stock fell in part due to cuts in government reimbursements for the asthma drug Xopenex. The stock declined further after the second quarter earnings report showed a decline in sales due to the start of generic competition of insomnia drug Lunesta. InterMune, a biopharmaceutical company focused on therapies for hepatology and pulmonology, fell 56% primarily in response to the halt in final-stage clinical trials of its only marketed product, Actimmune, a treatment for fatal lung disease. Neurocrine, a maker of drugs for insomnia, anxiety and similar disorders, fell 56%. The company failed to win U.S. approval for its insomnia medicine, Indiplon. This would have been the company’s first product on the market.

JNL/Mellon Capital Management JNL 5 Fund

Objective: The investment objective of the JNL/Mellon Capital Management JNL 5 Fund is total return through capital appreciation and dividend income.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management JNL 5 Fund underperformed its benchmark by posting a return of 1.4% for Class A shares compared to the 5.5% return for the S&P® 500 Index.

The Fund holds a broad set of companies. Most of the companies are based in the US, but 5 are from Britain and 5 are from Hong Kong. The returns across all of the countries were mixed for 2007.

UK -The best returning UK security was Vodafone, a mobile telecommunications company, gaining 39%. Vodafone rallied on takeover speculation. Additionally, Vodafone benefited, as a co-owner, from significant customer growth at Verizon Wireless. The Fund’s UK security with the lowest return was BT Group. BT Group, a telecommunications services company declined 4.2%. Earnings from the Company’s traditional businesses declined. In November, BT Group lost a contract to Raytheon worth 1.2 billion Pounds.

Hong Kong - The best performing Hong Kong stock was Citic Pacific Limited, the Hong Kong arm of China’s biggest state-owned investing company. Citic gained 71%. Profit surged in the first half of 2007 on steel production and the sale of a stake in a phone-services unit.

Portfolio Manager Commentary (continued): United States – The US component’s best returns came from Lindsay Corp., Sigma Designs and Valmont Industries. Lindsay Corp, an irrigation equipment provider, was up 118%. The company benefited from rising commodity prices and increased demand in the farming industry. Sigma Designs, a provider of highly integrated systems-on-a-chip solutions, was up 117%. Its technology is used in the design of Blu-ray and HD-DVD players. Valmont Industries, a designer and manufacture of poles and towers, was up 61%. The company had favorable earnings and improving sales across all product segments.

Three stocks that hurt the Fund’s return were Lennar Corp., American Woodmark and Cascade Bancorp. Lennar, a builder of single-family homes as well as a purchaser and seller of residential land was down 65%. The decline is largely attributable to lower new home sales, declining home prices and rising rates of foreclosures on sub-prime mortgages. American Woodmark, supplier of kitchen cabinets and vanities, was down 56% amid declining home prices and tight credit markets. Cascade Bancorp, a commercial and retail banking services provider, was down 54%. The company was adversely affected by the decline in the sub-prime markets.

JNL/Mellon Capital Management JNL Optimized 5 Fund

Objective: The investment objective of the JNL/Mellon Capital Management JNL Optimized 5 Fund is total return.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management JNL Optimized 5 Fund outperformed its benchmark by posting a return of 13.6% for Class A shares compared to the 5.5% return for the S&P® 500 Index.

The Fund holds a broad set of companies. Most of the companies are based in the US, 25 companies are based in Europe, and 5 companies are based in Hong Kong. The returns were mixed for both US and European holdings for 2007.

Europe – The depreciation of the US Dollar versus most of the European currencies helped the European stocks to positive returns. Among the European stocks, the best returns came from France Telecom, up 37%, and Vodafone Group, up 39%.

Hong Kong - The Hong Kong component also had strong returns even though the Hong Kong Dollar is tied to the US Dollar. The best Hong Kong stock was Citic Pacific, up 71%. The Hong Kong company with the lowest return was PCCW Ltd, up only 2%.

United States - Three companies helping the return of the Fund in 2007 were Potash Corp., Research in Motion, and Priceline. Potash, a producer of materials for the fertilizer and related industrial and feed products market, was up 202% on strong demand in the developing world and higher prices due to tight global supplies. RIM, a global competitor in the mobile communications market, was up 166% in response to increased popularity in its Blackberry wireless device. Priceline.com, an online travel company, was up 163% from strong growth in its domestic and global markets. Earnings were above expectations for the entire year.

Three stocks that hurt the Fund’s return were Lennar Corp., American Woodmark, and Cascade Bancorp. Lennar, a builder of single-family homes as well as a purchaser and seller of residential land was down 65%. The decline is largely attributable to lower new home sales, declining home prices and rising rates of foreclosures on sub-prime mortgages. Continental Airlines, a U.S. air carrier, was down 46% as industry share prices fell in response to the rise in oil prices. Citigroup, a global financial services holding company, was down almost 45% in response to a significant decline in the value of its sub-prime mortgage related securities.

JNL/Mellon Capital Management NYSE® International 25 Fund

Objective: The investment objective of the JNL/Mellon Capital Management NYSE® International 25 Fund is to provide capital appreciation.

Fund Specific Overview: For the period ended December 31, 2007, the JNL/Mellon Capital Management NYSE® International 25 Fund out/underperformed its benchmark by posting a return of 16.9% for Class A shares compared to the 9.2% return for the NYSE® International 100 Index.

Three companies that performed well during the year were ArcelorMittal, Barrick Gold Corp., and Petroleo Brasileiro. ArcelorMittal, one of the largest steel producers in the world, was up 47%, fueled by strong global demand for steel. Several acquisitions were announced over the course of the year, including Mittal Steels acquisition of rival, Arcelor. Barrick Gold Corporation, a global gold mining company, was up 51%. As the world’s largest gold producer, Barrick benefited form gold prices that rose to near record levels. Petroleo Brasileiro, the Brazilian government’s petroleum enterprise, was up 131% as oil prices rose to nearly $100 per barrel and the announcement of the discovery of a large oil field off the coast of Brazil.

Three stocks hurting the fund’s performance were Kookmin Bank, AEGON N.V. and ING Group. Kookmin Bank, a South Korean commercial bank, was down 18% as increased competition resulted in decreased profits and prompting a corporate restructuring close to the end of the year. AEGON, one of the world’s largest life insurance and pension companies, was down 13% as credit concerns in the financial markets had negative impact industry-wide. ING Group, a global financial services company, was down 13%, despite sales of its stake in ABN AMRO and Numico. Even with ING’s limited exposure to the sub-prime market, investors took caution against companies in the financial services industry.

JNL/Mellon Capital Management Nasdaq® 25 Fund

Objective: The investment objective of the JNL/Mellon Capital Management Nasdaq® 25 Fund is total return.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management Nasdaq® 25 Fund matched its benchmark by posting a return of 19.2% for Class A shares compared to the 19.2% return of the Nasdaq® International 100 Index.

The Fund has 3 holdings that accounted for almost 40% of the Fund’s weight. Microsoft Corp. was up almost 21%, Cisco Systems, Inc. was even, and Oracle Corp., was up almost 32%.

The Fund ended 2007 on a positive note amidst the companies in the Fund having mixed returns. Research In Motion Ltd., Millicom Intl. Cellular, and Nvidia Corp. were amongst the companies with the highest returns. RIM, competing globally in the mobile communications market, was up 166% in response to increased popularity in its Blackberry wireless device. The company reported a rise in profits. Millicom Intl, a mobile telecommunications operator worldwide, was up 91% primarily as a result of its steady subscriber growth. During the course of the year, net profits were up. Nvidia, a provider of programmablegraphics processor technologies, performed strongly for a second year in a row within the Nasdaq 25 Fund. The company was up almost 38% due to growth driven by strong demand for PCs, particularly notebooks.

Portfolio Manager Commentary (continued):

Two companies hindering the Fund’s performance were American Eagle Outfitters and IAC/InterActiveCorp. American Eagle Outfitters, a teen clothing retailer in the U.S. and Canada, was down 32% in response to the weak sales environment. IAC/Interactive, an interactive commerce company operating worldwide, saw share prices drop 27%, largely in part to higher expenses at one of its largest retailing units and to effects originating from the decline in the sub-prime market at its mortgage unit.

JNL/Mellon Capital Management Oil & Gas Sector Fund

Objective: The investment objective of the JNL/Mellon Capital Management Oil & Gas Sector Fund is total return through capital appreciation and dividend income.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management Oil & Gas Sector Fund outperformed its benchmark by posting a return of 35.3% for Class A shares compared to the 34.8% return for the DowSM Jones US Oil and Gas Index.

The Fund is an index fund. As such, its portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the index’s stock weightings and characteristics -- while minimizing transaction costs. However, due to certain regulatory restrictions on diversification, the Fund is unable to hold some securities at their benchmark weight. These restrictions can hamper the ability of the Fund to achieve the return of the index. In this respect, the Fund’s return compared favorably to the return of the Fund’s benchmark, the Dow Jones US Oil & Gas Index.

There were several changes to the Fund’s benchmark during the year -- both scheduled quarterly rebalancings of the index and also corporate actions that affected stocks in the benchmark. These changes consisted of roughly five additions and three deletions. These benchmark changes represented about 4% turnover.

The Fund’s three largest holdings represent about 43% of the Fund. These companies are Exxon Mobil Corp., which gained 24%, Chevron Corp., up 30% and ConocoPhillips, up 25%.

Three stocks that performed well during the year were National Oilwell Varco, Denbury Resources and Atwood Oceanics. National Oilwell Varco, a manufacturer and service provider for products used in oil and gas drilling, was up 140% after significant profit increases from strong growth in International demand. Denbury Resources, a developer of gas and oil properties along the Gulf Coast, was up 114% on improved earnings resulting from a combination of strong production and better pricing. Atwood Oceanics, a contract driller and consultant for exploratory and offshore oil and gas wells, posted a 104% gain after reporting earnings above analyst estimates. The improved earnings resulted from higher oil prices.

Three of the stocks with the lowest returns during the year were Tetra Technologies, Newpark Resources and Grey Wolf. Tetra Technologies, an energy services provider that sells chemical products and systems to the oil and gas industry, was down 39% after reporting earnings below expectations. Grey Wolf, a domestic contract driller for onshore oil and gas well rigs, had its cash flow turn negative at the end of the year after experiencing pricing pressure on some of its contracts as newly built drilling rigs entered the market. The company fell 24%. Delta Pete Corporation, a developer of oil and gas properties in the United States, ended the year down 25%. Delta Pete experienced price volatility throughout the year as it endured a prolonged period without a significant gas discovery.

JNL/Mellon Capital Management S&P® 10 Fund

Objective: The investment objective of the JNL/Mellon Capital Management S&P® 10 Fund is total return through a combination of capital appreciation and dividend income.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management S&P® 10 Fund underperformed its benchmark by posting a return of 5.0% for Class A shares compared to the 5.5% return for the S&P®?500 Index.

Most of the ten companies in the S&P 10 strategy had positive returns in 2007. Among the companies with the best returns were Marathon Oil, Hewlett-Packard and Lockheed Martin. Marathon Oil, a worldwide manufacturer of crude oil and natural gas, was up almost 34% due to growth in profits driven by oil and gas prices being well above their historical averages. Hewlett-Packard, a global provider of products, technologies, software, solutions and services for a broad spectrum of end users, was up 23% due to revenue and earnings growth driven in part by strong PC sales. Lockheed Martin, one of the world’s largest defense contractors, was up 16% due to growth in revenue and earnings resulting from strong government military spending and global demand for its jet fighters.

Two companies experiencing negative returns were Qwest Communications and General Motors. Qwest, a provider of voice, data and video service, was down 16% due primarily to a decline in sales. Profits, net of one-time charges, were below analysts’ estimates. General Motors, one of the world’s largest manufacturers of automobiles and parts, fell 16%, partly in response to declining sales in its auto business. As the housing market weakened, the company’s stake in the finance business also played a significant role in contributing to losses reported in the first three quarters of the year.

Hilton Hotels and Phelps Dodge were two companies acquired during the year leaving the Fund with 8 securities at the end of the year.

JNL/Mellon Capital Management S&P® 24 Fund

Objective: The investment objective of the JNL/Mellon Capital Management S&P® 24 Fund is total return through a combination of capital appreciation and dividend income.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management S&P® 24 Fund outperformed its benchmark by posting a return of 7.6% for Class A shares compared to the 5.5% return for the S&P?500 Index.

The returns of the companies in the Fund were mixed. The companies with positive returns outnumbered those with negative returns. The three best performers were Waters Corp., Google Inc., and PPL Corporation. Waters, a provider of high-performance liquid chromatography products and services was up 61% due in part to sustained demand for their products. Google, a web based search engine provider, was up 50%. The company announced numerous acquisitions and gained significantly after publicizing its role in the creation of a business alliance that will create a package of free software for cell phones. PPL, an energy producer and owner of Pennsylvania’s second biggest utility, was up 49%. The company achieved stronger than expected earnings and raised its profit forecasts.

Companies reporting some of the lowest returns were Lennar Corp., Moody’s Corp and Zimmer Holdings, Inc. Lennar, a builder and developer focusing on single-family homes, was down 65%. The residential development market slumped on lower new home sales, declining home prices and rising rates of foreclosures on sub-prime mortgages combined. Moody’s Corporation, a

Portfolio Manager Commentary (continued):

credit rating, research and risk analysis firm, fell 48%. The company lost credibility versus its competitors in the fast growing credit derivatives market as some securities it had rated highly were found to have more risk than projected. Zimmer Holdings, Inc., a designer and manufacture of products relating to orthopedic and general surgery, fell 16%. The company’s earnings suffered due to increased competition in hip replacement products.

JNL/Mellon Capital Management S&P® SMid 60 Fund

Objective: The investment objective of the JNL/Mellon Capital Management S&P® SMid 60 Fund is to provide capital appreciation.

Fund Specific Overview: For the period ended December 31, 2007, the JNL/Mellon Capital Management S&P® SMid 60 Fund underperformed its benchmarks by posting a return of -10.7% for Class A shares compared to the -1.0% and -5.5% returns for the S&P Midcap 400 Index and S&P?Smallcap 600 Index respectively.

The companies in the Fund had mixed returns in 2007. The companies with negative returns outnumbered those with positive returns. Three companies that performed well during the year were Pericom Semiconductor Corp., Triumph Group, Inc., and Millenium Pharmaceuticals, Inc.. Pericom Semiconductor, a supplier of integrated circuits and frequency control products, was up approximately 87%. The company’s stock soared at the end of October upon financial results reporting it beat revenue and earnings estimates. Triumph Group, a company that supplies and overhauls aerospace systems and components globally, continued its strong share performance ending the year up more than 36%. The company’s return was due to a combination of record sales, operating income and underlying margin improvement. Millenium Pharmaceuticals, focused primarily on medicines for cancer and inflammatory diseases, was up 35%. The company’s performance was driven by strong sales and clinical trials resulting in the publication of positive data for its cancer drug.

Three stocks hurting the Fund’s return were PMI Group, Inc., BankUnited Financial Corp., and Meritage Homes Corp. PMI Group, a mortgage insurance company, was down 72% due to the crises in the sub-prime mortgage market. Concern that insurers will incur losses for bonds backed by troubled loans fueled the downturn. BankUnited, a Florida provider of banking products and services, saw share prices fall 68% as profits slipped in response to the decline in the sub-prime mortgage industry. Meritage Homes, a U.S. home designer and builder, ended the year down 58%. The company closely followed the trends of the construction industry, which was affected adversely by the softening housing market.

JNL/Mellon Capital Management Select Small-Cap Fund

Objective: The investment objective of the JNL/Mellon Capital Management Select Small Cap Fund is total return through capital appreciation.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management Select Small Cap Fund underperformed its benchmark by posting a return of -10.5% for Class A shares compared to the -1.6% return for the Russell 2000® Index.

The companies in the Fund completed 2007 with mixed returns. Two companies with exceptional returns were Lindsay Corp., and Sigma Designs, Inc. Lindsay Corp, an irrigation equipment provider, was up 118%. The company benefited from rising commodity prices and increased demand in the farming industry. Sigma Designs, a provider of highly integrated systems-on-a-chip solutions, was up 117%. The company product is a critical component in the design of Blu-ray and HD-DVD players as well as other high-growth consumer devices.

Three companies contributing negatively to the Fund’s performance were American Woodmark Corp., Cascade Bancorp, Inc., and Group 1 Automotive. American Woodmark, a supplier of kitchen cabinets and vanities, was down 56% in correlation to the decline in demand for housing and tight mortgage lending markets. Cascade Bancorp, commercial and retail banking services provider, was down 54%. The company was adversely affected by the decline in the sub-prime markets. Group 1 Automotive, a retailer in the automotive industry, was down 53%. The company’s decline in earnings is attributable in part to a decline in demand for new and used vehicles.

JNL/Mellon Capital Management Technology Sector Fund

Objective: The investment objective of the JNL/Mellon Capital Management Technology Sector Fund is total return through capital appreciation and dividend income.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management Technology Sector Fund underperformed its benchmark by posting a return of 14.6% for Class A shares compared to the 15.7% return for the Dow JonesSM US Technology Index.

The Fund is an index fund. As such, its portfolio manager is not selecting specific stocks to own, but is trying to match the Fund’s overall stock weightings and characteristics to the index’s stock weightings and characteristics -- while minimizing transaction costs. In this respect, the Fund’s return compared favorably to the return of the Fund’s benchmark, the Dow Jones US Technology Index.

There were several changes to the Fund’s benchmark during the year -- both scheduled quarterly rebalancings of the index and also corporate actions that affected stocks in the benchmark. These changes consisted of roughly four additions and seven deletions. These benchmark changes represented about 3% turnover.

The three largest holdings in the Fund, representing about 26% of the Fund, were Microsoft, up 20%, Apple Inc., up 133%, and Cisco Systems, even for the year.

Three stocks in the Fund that performed well during the year were MEMC Electronic Materials, Inc., Apple Inc., and First Solar Inc. First Solar, manufacturer of power modules used in solar equipment, was up 796%. Cost reductions and strong demand for renewable energy sources resulted in sales increases by over 300%. Apple, a provider of personal computers and entertainment technologies, gained 133%. The company successfully launched the iPhone into the cellular phone market and sales of iPods remained robust. In addition, Macintosh computer sales outpaced industry growth rates. MEMC, engaged in the design, manufacture of semiconductors and solar panels, was up 126% in response to strong sales and decreasing inventory levels.

Three stocks that hurt the Fund’s return were UTStarcom, Inc., Silicon Image, Inc., and Trident Microsystems. UTStarcom, a leader in networking software, was down 68%. Sales were down and the company announced a restatement of past financial results due to stock option irregularities. Silicon Image, maker of high definition digital storage semiconductors, was down 64% as tepid sales fell below industry-anticipated growth estimates. Trident, provider of integrated circuits and associated software, was down 64% as sales and revenues suffered from increased competition.

Portfolio Manager Commentary (continued):

JNL/Mellon Capital Management VIP Fund

Objective: The investment objective of the JNL/Mellon Capital Management VIP Fund is total return.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management VIP Fund outperformed its benchmark by posting a return of 10.9% for Class A shares compared to the 5.5% return for the S&P® 500 Index.

The Fund holds a broad set of companies. Most of the companies are based in the US and 20 companies based in Europe. The returns were mixed for both US and European holdings for 2007.

Europe – The depreciation of the US Dollar versus the major European currencies helped the European stocks. Among the European stocks, the best returns came from Vodafone Group and France Telecom, while the poorest returns came from Barclays and Lloyds TSB Group. Vodafone, a mobile telecommunications company, gained 39%. Vodafone rallied on takeover speculation. Additionally, Vodafone benefited, as a co-owner, from significant customer growth at Verizon Wireless. Barclays PLC, a Great Britain based banking, insurance and asset management services firm, declined 27%. Barclays lost a six-month takeover battle with Royal Bank of Scotland Group PLC for ABN Amro Holdings of the Netherlands. Barclays was also impacted by exposure to the U.S. sub-prime mortgage market.

United States - Three companies helping the return of the Fund in 2007 were Potash Corp., Research in Motion and Priceline. Potash, a producer of materials for the fertilizer and related industrial and feed products market, was up 202% on strong demand in the developing world and higher prices due to tight global supplies. RIM, a global competitor in the mobile communications market, was up 166% in response to increased popularity in its Blackberry wireless device. Priceline.com, an online travel company, was up 163% from strong growth in its domestic and global markets. Earnings were above expectations for the entire year.

Three stocks that hurt the Fund’s return were Lennar Corp., American Woodmark and Cascade Bancorp. Lennar, a builder of single-family homes as well as a purchaser and seller of residential land, was down 65%. The decline is largely attributable to lower new home sales, declining home prices and rising rates of foreclosures on sub-prime mortgages. American Woodmark, supplier of kitchen cabinets and vanities, was down 56% amid declining home prices and tight credit markets. Cascade Bancorp, commercial and retail banking services provider, was down 54%. The company was adversely affected by the decline in the sub-prime markets.

JNL/Mellon Capital Management Value Line 30 Fund

Objective: The investment objective of the JNL/Mellon Capital Management Value Line® 30 Fund is to provide capital appreciation.

Fund Specific Overview: For the year ended December 31, 2007, the JNL/Mellon Capital Management Value Line® 30

Fund outperformed its benchmarks by posting a return of 19.6% for Class A shares compared to the 5.5% return for the S&P® 500 Index.

The Fund was comprised of companies whose performances totaled to a net positive return in 2007. Three companies experiencing exceptional performance were Potash Corp. of Saskatchewan Inc., Research In Motion, LTD., and Priceline.com Inc. Potash, engaged in the business of fertilizers and related industrial and feed products, was up 202% on strong demand in the developing world and higher prices due to tight global supplies. The company reported a rise profits. RIM, competing globally in the mobile communications market, was up 166% in response to increased popularity in its Blackberry wireless devices. The company advanced sales in various consumer markets by adding cameras and music-playing features. Priceline.com, an online travel company, was up 163% from strong growth in its domestic and global markets. Earnings were reported above expectations for the entire year.

Three companies that hurt the Fund’s performance were Continental Airlines Inc., Akamai Technologies, and American Eagle Outfitters. Continental Airlines, a U.S. air carrier, was down 46% as industry share prices fell in response to the rise in oil prices. Akamai, a service provider for accelerating online content and applications, was down almost 35%. Quarterly profits and earnings were solid and in line with analysts’ expectations but shares were impacted negatively due to concerns over the increasing rate of new competitors entering the market. American Eagle Outfitters, a teen clothing retailer in the U.S. and Canada, was down 32% in direct correlation to higher costs of sales and the weak sales environment. Third quarter profit dipped nearly 2%.

JNL/Mellon Capital Management 25 Fund (Class A)

JNL/Mellon Capital Management 25 Fund = $13,730

S&P Midcap 400 Citigroup Value Index = $26,105

S&P 500 Index = $12,123

Average Annual
Total Returns Class A Shares
1 year -2.83%
5 year	11.37%
Since inception 3.80%
(Inception date July 2,1999).

Average Annual
Total Returns Class B Shares
1 year	-2.59%
Since inception	1.89%
(Inception date May 1, 2006).

Mellon Capital Management Corporation assumed portfolio management responsibility on February 18, 2004.

JNL/Mellon Capital Management Communications Sector Fund (Class A)

JNL/Mellon Capital Management Communications Sector Fund = $7,067

Dow Jones US Telecommunications Index = $6,362

Average Annual
Total Returns Class A Shares
1 year	4.30%
5 year	17.52%
Since inception	-4.00%
(Inception date July 2,1999).

Average Annual
Total Returns Class B Shares
1 year	4.46%
Since inception	11.86%
(Inception date March 5, 2004).

Mellon Capital Management Corporation assumed portfolio management responsibility on February 18, 2004.

JNL/Mellon Capital Management Consumer Brands Sector Fund (Class A)

JNL/Mellon Capital Management Consumer Brands Sector Fund = $12,026

Dow Jones US Consumer, Cyclical Index = $9,851

Average Annual
Total Returns Class A Shares
1 year	-7.86%
5 year	6.29%
Since inception	2.19%
(Inception date July 2,1999).

Average Annual
Total Returns Class B Shares
1 year	-7.67%
Since inception	2.26%
(Inception date March 5, 2004).

Mellon Capital Management Corporation assumed portfolio management responsibility on February 18, 2004.

JNL/Mellon Capital Management DowSM 10 Fund (Class A)

JNL/Mellon Capital Management DowSM 10 Fund = $12,840

Dow Jones Industrial Average = $14,167

Average Annual
Total Returns Class A Shares
1 year	1.02%
5 year	9.80%
Since inception	2.98%
(Inception date July 2,1999).

Mellon Capital Management Corporation assumed portfolio management responsibility on February 18, 2004.

JNL/Mellon Capital Management DowSM Dividend Fund (Class A)

JNL/Mellon Capital Management DowSM Dividend Fund = $10,790

Dow Jones Select Dividend Index = $11,095

Average Annual
Total Returns Class A Shares
1 year	-10.01%
Since inception	3.97%
(Inception date January 17, 2006).

Total Return Class B Shares
Since inception	-5.40%
(Inception date December 3, 2007).

JNL/Mellon Capital Management Financial Sector Fund (Class A)

JNL/Mellon Capital Management Financial Sector Fund = $13,665

Dow Jones US Financial Index = $14,930

Average Annual
Total Returns Class A Shares
1 year	-17.36%
5 year	9.49%
Since inception	3.74%
(Inception date July 2,1999).

Average Annual
Total Returns Class B Shares
1 year	-17.17%
Since inception	2.58%
(Inception date March 5, 2004).

Mellon Capital Management Corporation assumed portfolio management responsibility on February 18, 2004.

JNL/Mellon Capital Management Global 15 Fund (Class A)

JNL/Mellon Capital Management Global 15 Fund = $21,890

MSCI DTR World Index = $14,565

Average Annual
Total Returns Class A Shares
1 year	11.12%
5 year	23.93%
Since inception	9.64%
(Inception date July 2,1999).

Mellon Capital Management Corporation assumed portfolio management responsibility on February 18, 2004.

JNL/Mellon Capital Management Healthcare Sector Fund (Class A)

JNL/Mellon Capital Management Healthcare Sector Fund = $14,356

Dow Jones US Healthcare Index = $14,358

Average Annual
Total Returns Class A Shares
1 year	7.65%
5 year	10.30%
Since inception	4.34%
(Inception date July 2,1999).

Average Annual
Total Returns Class B Shares
1 year	7.83%
Since inception	5.25%
(Inception date March 5, 2004).

Mellon Capital Management Corporation assumed portfolio management responsibility on February 18, 2004.

JNL/Mellon Capital Management JNL 5 Fund (Class A)

JNL/Mellon Capital Management JNL 5 Fund = $14,608

S&P 500 Index = $13,742

Average Annual
Total Returns Class A Shares

1 year	1.50%

Since inception	12.38%
(Inception date October 4, 2004).

Average Annual
Total Returns Class B Shares
1 year	1.75%
Since inception	12.60%
(Inception date October 4, 2004).

JNL/Mellon Capital Management JNL Optimized 5 Fund (Class A)

JNL/Mellon Capital Management JNL Optimized 5 Fund = $12,306

S&P 500 Index = $11,568

Average Annual
Total Returns Class A Shares

1 year	13.58%

Since inception	13.24%
(Inception date May 1, 2006).

Average Annual
Total Returns Class B Shares

1 year	13.80%

Since inception	13.45%
(Inception date May 1, 2006).

JNL/Mellon Capital Management NYSE® International 25 Fund (Class A)

JNL/Mellon Capital Management NYSE® International 25 Fund = $11,691

NYSE International 100 Index = $10,924

Total Return Class A Shares

Since inception	16.91%
(Inception date April 30, 2007).

Total Return Class B Shares
Since inception	17.03%
(Inception date April 30, 2007).

JNL/Mellon Capital Management Nasdaq® 25 Fund (Class A)

JNL/Mellon Capital Management NASDAQ® 25 Fund = $13,420

NASDAQ® 100 Index = $14,501

Average Annual
Total Returns Class A Shares

1 year	19.18%
Since inception	9.50%
(Inception date October 4, 2004).

Total Return Class B Shares
Since inception	5.20%
(Inception date December 3, 2007).

JNL/Mellon Capital Management Oil & Gas Sector Fund (Class A)

JNL/Mellon Capital Management Oil & Gas Sector Fund = $42,113

Dow Jones US Oil and Gas Index = $35,713

Average Annual
Total Returns Class A Shares
1 year	35.29%
5 year	31.44%
Since inception	18.41%
(Inception date July 2,1999)

Average Annual
Total Returns Class B Shares
1 year	35.57%
Since inception	30.36%
(Inception date March 5, 2004)

Mellon Capital Management Corporation assumed portfolio management responsibility on February 18, 2004

JNL/Mellon Capital Management S&P® 10 Fund (Class A)

JNL/Mellon Capital Management S&P® 10 Fund = $16,280

S&P 500 Index = $12,123

Average Annual
Total Returns Class A Shares
1 year	5.03%
5 year	16.10%
Since inception	5.89%
(Inception date July 2,1999).

Mellon Capital Management Corporation assumed portfolio management responsibility on February 18, 2004

JNL/Mellon Capital Management S&P® 24 Fund (Class A)

JNL/Mellon Capital Management S&P® 24 Fund = $11,080

S&P 500 Index = $11,568

Average Annual
Total Returns Class A Shares

1 year	7.57%
Since inception	6.34%
(Inception date May 1, 2006).

Total Return Class B Shares
Since inception	-1.10%
(Inception date December 3, 2007).

JNL/Mellon Capital Management S&P® Smid 60 Fund (Class A)

JNL/Mellon Capital Management S&P® Smid 60 Fund = $8,929

S&P Smallcap 600 Index = $9,449

S&P Midcap 400 Index = $9,905

Total Return Class A Shares
Since inception	-10.71%
(Inception date April 30, 2007).

Total Return Class B Shares
Since inception	-10.58%
(Inception date April 30, 2007).

JNL/Mellon Capital Management Select Small-Cap Fund (Class A)

JNL/Mellon Capital Management Select Small-Cap Fund = $21,304

Russell 2000 Index = $18,750

Average Annual
Total Returns Class A Shares
1 year	-10.45%
5 year	12.21%
Since inception	9.29%
(Inception date July 2,1999).

Average Annual
Total Returns Class B Shares
1 year	-10.32%
Since inception	-6.41%
(Inception date May 1, 2006).

Mellon Capital Management Corporation assumed portfolio management responsibility on February 18, 2004

JNL/Mellon Capital Management Technology Sector Fund (Class A)

JNL/Mellon Capital Management Technology Sector Fund = $7,956

Dow Jones US Technology Index = $8,234

Average Annual
Total Returns Class A Shares
1 year	14.56%
5 year	13.51%
Since inception	-2.65%
(Inception date July 2,1999)

Average Annual
Total Returns Class B Shares
1 year	14.77%
Since inception	7.08%
(Inception date March 5, 2004)

Mellon Capital Management Corporation assumed portfolio management responsibility on February 18, 2004

JNL/Mellon Capital Management VIP Fund (Class A)

JNL/Mellon Capital Management VIP Fund = $15,171

S&P 500 Index = $13,742

Average Annual
Total Returns Class A Shares

1 year	10.91%
Since inception	13.72%
(Inception date October 4, 2004).

Average Annual
Total Returns Class B Shares
1 year	11.07%
Since inception	13.93%
(Inception date October 4, 2004)

JNL/Mellon Capital Management Value Line® 30 Fund (Class A)

JNL/Mellon Capital Management Value Line® 30 Fund = $18,770

S&P 500 Index = $13,742

Average Annual
Total Returns Class A Shares
1 year	19.55%
Since inception	21.44%
(Inception date October 4, 2004).

Total Return Class B Shares
Since inception	1.30%
(Inception date December 3, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Variable Funds

Schedule of Investments (in thousands)

December 31, 2007

	Shares	Value
JNL/Mellon Capital Management 25 Fund
COMMON STOCKS - 99.7%
CONSUMER DISCRETIONARY - 43.3%
Autoliv Inc. (b)	514	$27,118
CBS Corp. - Class B	980	26,717
Genuine Parts Co.	652	30,168
Leggett & Platt Inc. (b)	1,312	22,886
Mattel Inc.	1,344	25,592
New York Times Co. - Class A (b)	1,306	22,887
Newell Rubbermaid Inc. (b)	1,059	27,403
Shaw Communications Inc.	1,910	45,218
Stanley Works (b)	610	29,579
Starwood Hotels & Resorts Worldwide Inc.	497	21,896
VF Corp. (b)	379	26,012
		305,476

CONSUMER STAPLES - 27.1%
Anheuser-Busch Cos. Inc.	629	32,946
ConAgra Foods Inc.	1,147	27,299
General Mills Inc.	539	30,750
Kimberly-Clark Corp. (b)	453	31,431
Kraft Foods Inc. - Class A	870	28,389
Loews Corp. - Carolina Group	480	40,935
		191,750

ENERGY - 5.8%
Chevron Corp.	437	40,743

HEALTH CARE - 5.0%
Abbott Laboratories	633	35,525

INDUSTRIALS - 7.5%
Pitney Bowes Inc. (b)	668	25,416
Waste Management Inc.	837	27,334
		52,750

MATERIALS - 11.0%
Louisiana-Pacific Corp. (b)	1,413	19,335
Rohm & Haas Co. (b)	602	31,927
Sonoco Products Co.	805	26,305
		77,567

Total Common Stocks (cost $727,972)		703,811

SHORT TERM INVESTMENTS - 13.3%
Mutual Funds - 0.0%
JNL Money Market Fund, 4.58% (a) (d)	571	571

Securities Lending Collateral - 13.3%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	93,826	93,826

Total Short Term Investments (cost $94,397)		94,397

Total Investments - 113.0% (cost $822,369)		798,208

Other Assets and Liabilities, Net - (13.0%)		-92,073

Total Net Assets - 100%		$706,135

JNL/Mellon Capital Management Communications Sector Fund
COMMON STOCKS - 99.8%
CONSUMER DISCRETIONARY - 4.2%
RCN Corp. (b) (c)	42	$649
Virgin Media Inc.	173	2,962
		3,611

FINANCIALS - 4.8%
Leucadia National Corp. (b)	89	4,185

TELECOMMUNICATION SERVICES - 90.8%
AT&T Inc.	524	21,774
CenturyTel Inc.	66	2,743
Cincinnati Bell Inc. (c)	184	874

Citizens Communications Co. (b)	196	2,493
Embarq Corp.	86	4,254
IDT Corp. - Class B (b)	58	488
Leap Wireless International Inc. (b) (c)	30	1,376
Level 3 Communications Inc. (b) (c)	894	2,719
MetroPCS Communications Inc. (b) (c)	106	2,058
NII Holdings Inc. - Class B (b) (c)	89	4,322
Qwest Communications International Inc. (b) (c)	613	4,297
Sprint Nextel Corp.	284	3,722
Telephone & Data Systems Inc.	32	1,977
Telephone & Data Systems Inc. - Special Shares	24	1,366
Time Warner Telecom Inc. - Class A (b) (c)	93	1,896
US Cellular Corp. (c)	12	984
Verizon Communications Inc.	413	18,060
Windstream Corp.	271	3,524
		78,927

Total Common Stocks (cost $88,609)		86,723

SHORT TERM INVESTMENTS - 21.9%

Mutual Funds - 0.2%
JNL Money Market Fund, 4.58% (a) (d)	210	210

Securities Lending Collateral - 21.7%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	18,851	18,851

Total Short Term Investments (cost $19,061)		19,061

Total Investments - 121.7% (cost $107,670)		105,784

Other Assets and Liabilities, Net - (21.7%)		-18,880

Total Net Assets - 100%		$86,904

JNL/Mellon Capital Management Consumer Brands Sector Fund* (e)
COMMON STOCKS - 99.7%
CONSUMER DISCRETIONARY - 70.4%
Amazon.com Inc. (c)	4	$328

Apollo Group Inc. - Class A (c)	2	117
Best Buy Co. Inc. (b)	4	216
Carnival Corp.	5	223
CBS Corp. - Class B	7	187
Clear Channel Communications Inc.	5	184
Comcast Corp. - Class A (c)	23	415
Comcast Corp. - Special Class A (b) (c)	12	215
DirecTV Group Inc. (c)	8	194
GameStop Corp. - Class A (c)	2	108
Gannett Co. Inc. (b)	3	107
Gap Inc.	7	147
Harrah’s Entertainment Inc.	2	196
Home Depot Inc.	20	537
International Game Technology	4	167
J.C. Penney Co. Inc.	2	101
Kohl’s Corp. (c)	3	153
Las Vegas Sands Corp. (c)	1	128
Liberty Media Corp - Capital (c)	1	170
Liberty Media Corp - Interactive (c)	7	134
Lowe’s Cos. Inc.	18	399
Macy’s Inc.	5	132
Marriott International Inc. - Class A (b)	4	132
McDonald’s Corp.	14	841
McGraw-Hill Cos. Inc.	4	173
MGM Mirage Inc. (c)	2	126
News Corp. Inc. - Class A	22	445
News Corp. Inc. - Class B	5	108
Omnicom Group Inc.	4	184
Staples Inc.	8	193
Starbucks Corp. (c)	9	177
Starwood Hotels & Resorts Worldwide Inc.	2	108
Target Corp.	9	449
Time Warner Inc.	43	710
TJX Cos. Inc.	5	152
Viacom Inc. - Class B (c)	7	295
Walt Disney Co.	21	686
Yum! Brands Inc.	6	234
Other Securities		3,937
		13,508

CONSUMER STAPLES - 19.8%
Costco Wholesale Corp.	5	363
CVS Caremark Corp.	18	699
Kroger Co.	8	204
Safeway Inc.	5	176
SYSCO Corp.	7	224
Walgreen Co.	12	451
Wal-Mart Stores Inc.	30	1,417
Other Securities		270
		3,804

HEALTH CARE - 3.4%
Cardinal Health Inc.	4	250
McKesson Corp.	3	226
Other Securities		184
		660

INDUSTRIALS - 2.8%
Southwest Airlines Co.	9	107
Other Securities		418
		525

INFORMATION TECHNOLOGY - 3.3%
eBay Inc. (c)	14	462
Other Securities		169
		631

Total Common Stocks (cost $20,785)		19,128

SHORT TERM INVESTMENTS - 12.5%
Mutual Funds - 0.5%
JNL Money Market Fund, 4.58% (a) (d)	98	98

Securities Lending Collateral - 12.0%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	2,298	2,298

Total Short Term Investments (cost $2,396)		2,396

Total Investments - 112.2% (cost $23,181)		21,524

Other Assets and Liabilities, Net - (12.2%)		-2,347

Total Net Assets - 100%		$19,177

JNL/Mellon Capital Management DowSM 10 Fund
COMMON STOCKS - 99.7%
CONSUMER DISCRETIONARY - 8.6%
General Motors Corp. (b)	2,808	$69,893

CONSUMER STAPLES - 11.5%
Altria Group Inc.	956	72,250
Kraft Foods Inc. - Class A	672	21,924
		94,174

FINANCIALS - 14.6%
Citigroup Inc.	1,499	44,130
JPMorgan Chase & Co.	1,720	75,096
		119,226

HEALTH CARE - 22.2%
Merck & Co. Inc.	1,879	109,189
Pfizer Inc.	3,146	71,499
		180,688

INDUSTRIALS - 9.9%
General Electric Co.	2,178	80,742

MATERIALS - 9.1%
EI Du Pont de Nemours & Co.	1,686	74,352

TELECOMMUNICATION SERVICES - 23.8%
AT&T Inc.	2,367	98,352
Verizon Communications Inc.	2,187	95,546
		193,898

Total Common Stocks (cost $715,360)		812,973

SHORT TERM INVESTMENTS - 9.0%
Mutual Funds - 0.1%

JNL Money Market Fund, 4.58% (a) (d)	428	428

Securities Lending Collateral - 8.9%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	73,010	73,010

Total Short Term Investments (cost $73,438)		73,438

Total Investments - 108.7% (cost $788,798)		886,411

Other Assets and Liabilities, Net - (8.7%)		-70,960

Total Net Assets - 100%		$815,451

JNL/Mellon Capital Management DowSM Dividend Fund
COMMON STOCKS - 97.4%
CONSUMER DISCRETIONARY - 3.1%
Gannett Co. Inc.	318	$12,400

CONSUMER STAPLES - 2.1%
Universal Corp.	162	8,311

FINANCIALS - 55.9%
Astoria Financial Corp. (b)	341	7,924
Colonial BancGroup Inc. (b)	1,154	15,622
Comerica Inc. (b)	379	16,482
JPMorgan Chase & Co.	466	20,338
KeyCorp (b)	773	18,127
Lincoln National Corp.	307	17,885
National City Corp.	720	11,855
New York Community Bancorp Inc.	700	12,301
People’s United Financial Inc.	738	13,130
Popular Inc.	823	8,719
Regions Financial Corp. (b)	749	17,723
SunTrust Banks Inc.	264	16,526
Wachovia Corp. (b)	455	17,306
Washington Mutual Inc. (b)	971	13,211
Wilmington Trust Corp.	239	8,420
Zenith National Insurance Corp.	191	8,522

		224,091

INDUSTRIALS - 3.1%
RR Donnelley & Sons Co.	331	12,485

MATERIALS - 7.0%
Dow Chemical Co.	56	2,192
Eastman Chemical Co. (b)	37	2,280
Lubrizol Corp.	59	3,184
MeadWestvaco Corp.	388	12,142
RPM International Inc.	416	8,444
		28,242

UTILITIES - 26.2%
AGL Resources Inc.	259	9,763
DTE Energy Co. (b)	404	17,777
Energy East Corp. (b)	658	17,895
Nicor Inc. (b)	221	9,345
NiSource Inc.	663	12,525
Oneok Inc.	238	10,657
Pinnacle West Capital Corp.	197	8,360
PNM Resources Inc.	380	8,156
SCANA Corp. (b)	247	10,431
		104,909

Total Common Stocks (cost $451,398)		390,438

SHORT TERM INVESTMENTS - 18.0%
Mutual Funds - 3.7%
JNL Money Market Fund, 4.58% (a) (d)	14,725	14,725

Securities Lending Collateral - 14.3%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	57,443	57,443

Total Short Term Investments (cost $72,168)		72,168

Total Investments - 115.4% (cost $523,566)		462,606

Other Assets and Liabilities, Net - (15.4%)		-61,718

Total Net Assets - 100%		$400,887

JNL/Mellon Capital Management Financial Sector Fund* (e)
COMMON STOCKS - 99.3%
FINANCIALS - 98.5%
ACE Ltd.	7	$437
AFLAC Inc.	11	663
Allstate Corp.	13	656
American Express Co.	23	1,178
American International Group Inc.	48	2,823
Ameriprise Financial Inc.	5	275
Aon Corp.	5	259
Bank of America Corp.	65	2,681
Bank of New York Mellon Corp. (a)	25	1,209
BB&T Corp. (b)	12	358
Capital One Financial Corp. (b)	9	433
Charles Schwab Corp.	22	567
Chubb Corp.	8	455
Citigroup Inc.	91	2,685
CME Group Inc.	1	808
Fannie Mae	21	852
Fifth Third Bancorp	10	259
Franklin Resources Inc.	4	420
Freddie Mac	15	496
Goldman Sachs Group Inc.	8	1,699
Hartford Financial Services Group Inc.	7	595
IntercontinentalExchange Inc. (c)	1	279
JPMorgan Chase & Co.	62	2,695
Lehman Brothers Holdings Inc. (b)	11	751
Lincoln National Corp.	6	333
Loews Corp.	10	487
Marsh & McLennan Cos. Inc.	11	301
Merrill Lynch & Co. Inc.	17	936
MetLife Inc.	10	602
Morgan Stanley	21	1,122
Northern Trust Corp.	4	314
NYSE Euronext	4	353
PNC Financial Services Group Inc.	7	491
Principal Financial Group Inc.	6	392

Progressive Corp.	14	272
Prologis (b)	5	343
Prudential Financial Inc.	10	920
Regions Financial Corp. (b)	15	352
Simon Property Group Inc.	5	411
State Street Corp.	9	696
SunTrust Banks Inc.	8	481
T. Rowe Price Group Inc.	6	339
Travelers Cos. Inc.	14	761
U.S. Bancorp (b)	38	1,198
Vornado Realty Trust	3	262
Wachovia Corp.	43	1,642
Wells Fargo & Co.	69	2,096
Other Securities		15,665
		54,302

INDUSTRIALS - 0.2%
Other Securities		113

INFORMATION TECHNOLOGY - 0.6%
MasterCard Inc. (b)	1	321
Other Securities		30
		351

Total Common Stocks (cost $62,153)		54,766

SHORT TERM INVESTMENTS - 19.4%
Mutual Funds - 0.7%
JNL Money Market Fund, 4.58% (a) (d)	376	376

Securities Lending Collateral - 18.7%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	10,346	10,346

Total Short Term Investments (cost $10,722)		10,722

Total Investments - 118.7% (cost $72,875)		65,488

Other Assets and Liabilities, Net - (18.7%)		-10,318

Total Net Assets - 100%		$55,170

JNL/Mellon Capital Management Global 15 Fund
COMMON STOCKS - 99.5%
CONSUMER DISCRETIONARY - 17.9%
Compass Group Plc	13,880	$85,236
General Motors Corp. (b)	2,731	67,972
GKN Plc	14,462	81,183
		234,391

ENERGY - 6.8%
BP Plc	7,251	88,763

FINANCIALS - 6.4%
BOC Hong Kong Holdings Ltd.	29,896	82,894

HEALTH CARE - 5.3%
Pfizer Inc.	3,036	69,007

INDUSTRIALS - 22.2%
Citic Pacific Ltd.	23,008	127,203
COSCO Pacific Ltd.	32,368	85,258
General Electric Co.	2,118	78,512
		290,973

TELECOMMUNICATION SERVICES - 33.8%
AT&T Inc.	2,288	95,073
BT Group Plc	13,280	72,104
PCCW Ltd. (b)	129,833	76,737
Verizon Communications Inc.	2,125	92,845
Vodafone Group Plc	28,306	105,817
		442,576

UTILITIES - 7.1%
Cheung Kong Infrastructure Holdings Ltd. (b)	24,962	92,658

Total Common Stocks (cost $1,078,596)		1,301,262

SHORT TERM INVESTMENTS - 4.4%
Mutual Funds - 0.4%

JNL Money Market Fund, 4.58% (a) (d)	5,122	5,122

Securities Lending Collateral - 4.0%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	52,533	52,533

Total Short Term Investments (cost $57,655)		57,655

Total Investments - 103.9% (cost $1,136,251)		1,358,917

Other Assets and Liabilities, Net - (3.9%)		-50,608

Total Net Assets - 100%		$1,308,309

JNL/Mellon Capital Management Healthcare Sector Fund* (e)
COMMON STOCKS - 99.8%
HEALTH CARE - 99.8%
Abbott Laboratories	99	$5,555
Aetna Inc.	32	1,859
Alcon Inc.	5	696
Allergan Inc.	19	1,250
Amgen Inc. (c)	70	3,246
Applera Corp. - Applied Biosystems Group	11	380
Barr Pharmaceuticals Inc. (c)	7	370
Baxter International Inc.	41	2,368
Becton Dickinson & Co.	15	1,238
Biogen Idec Inc. (c)	19	1,075
Boston Scientific Corp. (c)	89	1,031
Bristol-Myers Squibb Co.	127	3,357
Celgene Corp. (b) (c)	25	1,148
Cigna Corp.	18	966
Covance Inc. (c)	4	354
Coventry Health Care Inc. (c)	10	590
Covidien Ltd.	32	1,410
CR Bard Inc. (b)	7	616
DaVita Inc. (c)	7	385
DENTSPLY International Inc.	9	410
Eli Lilly & Co.	62	3,321
Express Scripts Inc. (c)	14	1,000
Forest Laboratories Inc. (c)	20	725

Genentech Inc. (c)	30	2,001
Genzyme Corp. (c)	17	1,253
Gilead Sciences Inc. (c)	60	2,754
Henry Schein Inc. (c)	6	353
Hologic Inc. (b) (c)	8	549
Hospira Inc. (c)	10	426
Humana Inc. (c)	11	798
Intuitive Surgical Inc. (c)	2	790
Johnson & Johnson	184	12,271
Laboratory Corp. of America Holdings (b) (c)	7	555
Medco Health Solutions Inc. (c)	17	1,743
Medtronic Inc.	73	3,685
Merck & Co. Inc.	140	8,131
Pfizer Inc.	439	9,981
Quest Diagnostics Inc. (b)	10	508
Schering-Plough Corp.	104	2,776
St. Jude Medical Inc. (c)	22	892
Stryker Corp.	20	1,509
Thermo Fisher Scientific Inc. (b) (c)	27	1,560
UnitedHealth Group Inc.	83	4,836
Varian Medical Systems Inc. (c)	8	420
Waters Corp. (c)	6	504
WellPoint Inc. (c)	37	3,224
Wyeth	86	3,792
Zimmer Holdings Inc. (c)	15	1,017
Other Securities		13,535

Total Common Stocks (cost $106,171)		113,213

SHORT TERM INVESTMENTS - 10.0%
Mutual Funds - 1.5%
JNL Money Market Fund, 4.58% (a) (d)	1,732	1,732

Securities Lending Collateral - 8.5%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	9,574	9,574

Total Short Term Investments (cost $11,306)		11,306

Total Investments - 109.8% (cost $117,477)		124,519

Other Assets and Liabilities, Net - (9.8%)		-11,072

Total Net Assets - 100%		$113,447

JNL/Mellon Capital Management JNL 5 Fund*(e)
COMMON STOCKS - 95.7%
CONSUMER DISCRETIONARY - 19.2%
Compass Group Plc	10,234	$62,846
General Motors Corp. (b)	8,131	202,391
GKN Plc	14,166	79,520
Home Depot Inc.	5,953	160,379
Mattel Inc. (b)	2,037	38,787
Newell Rubbermaid Inc. (b)	1,604	41,516
Shaw Communications Inc. (b)	2,451	58,041
Starwood Hotels & Resorts Worldwide Inc.	755	33,222
VF Corp. (b)	583	40,005
Other Securities		374,314
		1,091,021

CONSUMER STAPLES - 8.1%
Altria Group Inc.	1,367	103,298
ConAgra Foods Inc.	1,741	41,423
Kimberly-Clark Corp. (b)	696	48,275
Kraft Foods Inc. - Class A	2,111	68,886
Safeway Inc. (b)	1,632	55,836
Other Securities		142,628
		460,346

ENERGY - 9.9%
BP Plc	4,650	56,931
Dril-Quip Inc. (b) (c)	572	31,810
Hess Corp.	908	91,621
Marathon Oil Corp.	1,240	75,463
Murphy Oil Corp.	736	62,419
Smith International Inc.	809	59,754
Other Securities		185,052
		563,050

FINANCIALS - 7.7%

BOC Hong Kong Holdings Ltd.	29,102	80,691
Citigroup Inc. (b)	5,336	157,090
JPMorgan Chase & Co.	2,459	107,356
Other Securities		94,650
		439,787

HEALTH CARE - 8.3%
Express Scripts Inc. (c)	845	61,708
Medco Health Solutions Inc. (c)	601	60,941
Pfizer Inc.	7,461	169,592
Other Securities		182,220
		474,461

INDUSTRIALS - 16.9%
Citic Pacific Ltd.	19,934	110,209
COSCO Pacific Ltd.	21,716	57,200
Deere & Co.	991	92,291
General Electric Co.	5,185	192,207
Lockheed Martin Corp.	591	62,182
Pitney Bowes Inc. (b)	1,084	41,235
Textron Inc.	858	61,210
Valmont Industries Inc. (b)	437	38,990
Other Securities		305,202
		960,726

INFORMATION TECHNOLOGY - 5.0%
Atheros Communications Inc. (b) (c)	1,087	33,188
Other Securities		254,624
		287,812

MATERIALS - 8.2%
EI Du Pont de Nemours & Co.	2,404	105,972
Nucor Corp.	999	59,142
Sonoco Products Co.	1,222	39,932
United States Steel Corp.	773	93,425
Other Securities		170,447
		468,918

TELECOMMUNICATION SERVICES - 8.7%
AT&T Inc. (b)	3,273	136,012

BT Group Plc	12,925	70,176
PCCW Ltd.	126,286	74,640
Qwest Communications International Inc. (b) (c)	6,472	45,367
Verizon Communications Inc. (b)	3,050	133,234
Vodafone Group Plc	8,567	32,026
Other Securities		5,501
		496,956
UTILITIES - 3.7%
Cheung Kong Infrastructure Holdings Ltd. (b)	23,366	86,735
Constellation Energy Group Inc.	593	60,823
Public Service Enterprise Group Inc.	618	60,687
		208,245

Total Common Stocks (cost $5,553,288)		5,451,322

SHORT TERM INVESTMENTS - 17.6%
Mutual Funds - 3.7%
JNL Money Market Fund, 4.58% (a) (d)	210,168	210,168

Securities Lending Collateral - 13.9%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	788,769	788,769

Total Short Term Investments (cost $998,937)		998,937

Total Investments - 113.3% (cost $6,552,225)		6,450,259

Other Assets and Liabilities, Net - (13.3%)		-755,228

Total Net Assets - 100%		$5,695,031

JNL/Mellon Capital Management JNL Optimized 5 Fund
COMMON STOCKS - 97.1%
CONSUMER DISCRETIONARY - 13.3%
American Eagle Outfitters Inc.	89	$1,857
Apollo Group Inc. - Class A (c)	33	2,292
Autoliv Inc.	13	678
Big Lots Inc. (b) (c)	39	621
Carnival Corp.	28	1,249
CBS Corp. - Class B	53	1,454

Compass Group Plc	422	2,589
DeVry Inc.	12	649
DirecTV Group Inc. (c)	151	3,491
EchoStar Communications Corp. (c)	21	803
Expedia Inc. (c)	36	1,149
Foot Locker Inc.	72	984
Fossil Inc. (c)	15	631
GameStop Corp. - Class A (c)	28	1,750
General Motors Corp. (b)	108	2,696
Genuine Parts Co.	16	751
GKN Plc	572	3,210
Global Sources Ltd. (c)	17	488
Guess? Inc.	29	1,086
H&R Block Inc.	52	956
Home Depot Inc.	110	2,971
InterActiveCorp (c)	48	1,297
Ladbrokes Plc	140	898
Leggett & Platt Inc. (b)	33	575
Lennar Corp.	73	1,312
Liberty Global Inc. - Class A (c)	63	2,456
Limited Brands Inc.	69	1,312
Mattel Inc.	73	1,391
New York Times Co. - Class A (b)	32	558
Newell Rubbermaid Inc.	58	1,489
Phillips-Van Heusen	18	664
Priceline.com Inc. (b) (c)	6	672
Shaw Communications Inc. (b)	95	2,249
Stanley Works (b)	15	738
Starwood Hotels & Resorts Worldwide Inc.	26	1,159
Tempur-Pedic International Inc. (b)	42	1,083
VF Corp.	21	1,412
Wynn Resorts Ltd.	15	1,729
Yue Yuen Industrial Holdings Ltd.	304	1,089
		54,438

CONSUMER STAPLES - 4.4%
Anheuser-Busch Cos. Inc.	34	1,756
ConAgra Foods Inc.	62	1,483
Costco Wholesale Corp.	66	4,637
Fresh Del Monte Produce Inc.	15	519

General Mills Inc.	29	1,641
Hershey Co.	32	1,272
HJ Heinz Co.	27	1,261
Kimberly-Clark Corp. (b)	25	1,702
Kraft Foods Inc. - Class A	47	1,540
Loews Corp. - Carolina Group	12	1,001
NBTY Inc. (c)	22	612
PepsiAmericas Inc.	17	577
		18,001

ENERGY - 7.1%
BP Plc	431	5,280
Chevron Corp.	7	650
Core Laboratories NV (c)	11	1,411
Enbridge Inc. (c)	24	988
ENI SpA	123	4,496
National Oilwell Varco Inc. (c)	81	5,979
Norsk Hydro ASA	115	1,646
Royal Dutch Shell Plc - Class A	35	1,459
Spectra Energy Corp.	38	971
Statoil ASA	158	4,922
TransCanada Corp.	24	989
		28,791

FINANCIALS - 13.2%
Aviva Plc	293	3,923
Barclays Plc	401	4,021
BOC Hong Kong Holdings Ltd.	1,182	3,277
Citigroup Inc.	96	2,841
Credit Agricole SA	116	3,911
Danske Bank A/S	59	2,318
Deutsche Bank AG	25	3,293
Forestar Real Estate Group Inc.	7	120
Fortis	137	3,601
Guaranty Financial Group Inc.	7	176
HBOS Plc	261	3,824
HSBC Holdings Plc	237	3,980
ING Groep NV	111	4,342
Intesa Sanpaolo SpA	159	1,257
Lloyds TSB Group Plc	449	4,217

Royal & Sun Alliance Insurance Group	221	653
Royal Bank of Scotland Group Plc	471	4,159
Societe Generale - Class A	28	4,121
		54,034

HEALTH CARE - 5.7%
Abbott Laboratories	11	644
DENTSPLY International Inc.	18	814
Eli Lilly & Co.	23	1,253
Express Scripts Inc. (c)	57	4,145
Genzyme Corp. (c)	39	2,902
Henry Schein Inc. (c)	11	668
Illumina Inc. (b) (c)	22	1,317
Immucor Inc. (c)	28	968
Perrigo Co.	19	663
Pfizer Inc.	121	2,759
Teva Pharmaceutical Industries Ltd. - ADR	126	5,858
Waters Corp. (c)	18	1,390
		23,381

INDUSTRIALS - 9.8%
AGCO Corp. (c)	16	1,090
Avery Dennison Corp.	18	978
Citic Pacific Ltd.	823	4,548
Continental Airlines Inc. - Class B (b) (c)	29	650
Copart Inc. (c)	12	508
COSCO Pacific Ltd.	839	2,210
Deere & Co.	101	9,369
Flowserve Corp.	10	962
Fluor Corp.	18	2,600
FTI Consulting Inc. (c)	11	683
General Electric Co.	84	3,113
Jacobs Engineering Group Inc. (c)	24	2,285
Joy Global Inc.	12	799
Manitowoc Co. Inc. (b)	12	569
McDermott International Inc. (c)	46	2,720
Paccar Inc.	19	1,038
Pitney Bowes Inc.	36	1,383
Robbins & Myers Inc.	7	526
Ryanair Holdings Plc - ADR (c)	42	1,644

Stericycle Inc. (c)	4	232
TeleTech Holdings Inc. (c)	17	361
Waste Management Inc.	45	1,484
		39,752

INFORMATION TECHNOLOGY - 23.2%
Adobe Systems Inc. (c)	92	3,915
Akamai Technologies Inc. (b) (c)	50	1,733
Ansys Inc. (c)	16	659
Apple Inc. (c)	47	9,213
Autodesk Inc. (c)	27	1,347
Check Point Software Technologies Ltd. (c)	42	928
Cisco Systems Inc. (c)	410	11,087
Citrix Systems Inc. (c)	23	859
eBay Inc. (c)	212	7,039
Flextronics International Ltd. (c)	76	921
Infosys Technologies Ltd. - ADR (b)	27	1,241
Intel Corp.	335	8,920
Intuit Inc. (c)	39	1,241
Lam Research Corp. (c)	23	1,009
LogicaCMG Plc	358	839
Logitech International SA (c)	22	815
Microsoft Corp.	321	11,442
Nokia Oyj - Class A - ADR	234	8,980
Nvidia Corp. (b) (c)	144	4,883
Oracle Corp. (b) (c)	579	13,076
Research In Motion Ltd. (c)	18	2,024
Varian Semiconductor Equipment Associates Inc. (c)	29	1,055
Western Digital Corp. (c)	39	1,164
		94,390

MATERIALS - 6.1%
Albemarle Corp.	30	1,228
Allegheny Technologies Inc.	9	818
Bemis Co. Inc.	37	1,001
International Paper Co.	38	1,245
Louisiana-Pacific Corp. (b)	35	485
OM Group Inc. (c)	20	1,123
Owens-Illinois Inc. (c)	27	1,359
Potash Corp.	80	11,495

Rock-Tenn Co. - Class A	14	356
Rohm & Haas Co. (b)	32	1,702
Sigma-Aldrich Corp.	16	857
Sonoco Products Co.	44	1,429
Temple-Inland Inc.	22	468
Weyerhaeuser Co.	17	1,267
		24,833

TELECOMMUNICATION SERVICES - 12.2%
AT&T Inc.	28	1,148
BT Group Plc	1,205	6,544
BT Group Plc - ADR	166	8,948
Deutsche Telekom AG	222	4,881
France Telecom SA	146	5,262
Millicom International Cellular SA (b) (c)	16	1,878
PCCW Ltd.	5,247	3,101
Royal KPN NV	137	2,491
Telecom Italia SpA	1,344	4,177
Telefonica SA - ADR (c)	52	5,070
TeliaSonera AB	177	1,661
Verizon Communications Inc.	26	1,114
Vodafone Group Plc	972	3,633
		49,908

UTILITIES - 2.1%
Cheung Kong Infrastructure Holdings Ltd.	984	3,653
Enel SpA	397	4,725
		8,378

Total Common Stocks (cost $398,580)		395,906

SHORT TERM INVESTMENTS - 9.2%

Mutual Funds - 3.8%
JNL Money Market Fund, 4.58% (a) (d)	15,615	15,615

Securities Lending Collateral - 5.4%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	21,835	21,835

Total Short Term Investments (cost $37,450)		37,450

Total Investments - 106.3% (cost $436,030)		433,356

Other Assets and Liabilities, Net - (6.3%)		-25,519

Total Net Assets - 100%		$407,837

JNL/Mellon Capital Management NYSE® International 25 Fund
COMMON STOCKS - 95.8%
CONSUMER DISCRETIONARY - 10.3%
DaimlerChrysler AG	34	$3,255
Honda Motor Co. Ltd. - ADR	41	1,350
Toyota Motor Corp. - ADR (c)	22	2,377
		6,982

ENERGY - 13.3%
EnCana Corp.	5	316
ENI SpA - ADR (c)	34	2,446
Korea Electric Power Corp. - ADR	108	2,251
Norsk Hydro ASA	39	542
Petroleo Brasileiro SA - ADR	4	488
Repsol YPF SA. - ADR (b)	70	2,506
Royal Dutch Shell Plc - ADR	3	254
StatoilHydro ASA (b)	6	187
		8,990

FINANCIALS - 47.0%
Aegon NV	139	2,437
Allianz SE - ADR	117	2,485
Allied Irish Banks Plc - ADR	30	1,396
AXA SA - ADR (b)	62	2,462
Barclays Plc - ADR	59	2,396
Canadian Imperial Bank of Commerce	33	2,369
Credit Suisse Group - ADR	40	2,431
Deutsche Bank AG	19	2,438
HSBC Holdings Plc - ADR	28	2,378
ING Groep NV - ADR	62	2,407
Kookmin Bank - ADR	32	2,353
Lloyds TSB Group Plc - ADR	37	1,374

Manulife Financial Corp.	6	255
Mitsubishi UFJ Financial Group Inc. - ADR	257	2,397
Mizuho Financial Group Inc. - ADR	85	805
Sun Life Financial Inc. (b)	28	1,545
		31,928

INDUSTRIALS - 3.6%
Lloyds TSB Group Plc - ADR	120	2,458

MATERIALS - 1.6%
ArcelorMittal (b)	5	400
Barrick Gold Corp.	7	298
POSCO Inc. - ADR (b)	3	400
		1,098

TELECOMMUNICATION SERVICES - 20.0%
BCE Inc. (b)	44	1,743
Deutsche Telekom AG - ADR	114	2,471
ENI SpA - ADR	75	2,680
Nippon Telegraph & Telephone Corp. - ADR	101	2,489
NTT DoCoMo Inc. (b)	103	1,684
Telecom Italia SpA - ADR (b)	81	2,490
		13,557

Total Common Stocks (cost $65,333)		65,013

SHORT TERM INVESTMENTS - 19.3%
Mutual Funds - 3.2%
JNL Money Market Fund, 4.58% (a) (d)	2,148	2,148

Securities Lending Collateral - 16.1%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	10,949	10,949

Total Short Term Investments (cost $13,097)		13,097

Total Investments - 115.1% (cost $78,430)		78,110

Other Assets and Liabilities, Net - (15.1%)		-10,238

Total Net Assets - 100%		$67,872

JNL/Mellon Capital Management Nasdaq® 25 Fund
COMMON STOCKS - 98.6%
CONSUMER DISCRETIONARY - 8.3%
American Eagle Outfitters Inc.	22	$457
EchoStar Communications Corp. (c)	23	857
Expedia Inc. (c)	56	1,769
InterActiveCorp (b) (c)	16	418
Liberty Global Inc. - Class A (c)	80	3,140
Wynn Resorts Ltd.	24	2,661
		9,302

CONSUMER STAPLES - 3.2%
Costco Wholesale Corp.	52	3,629

HEALTH CARE - 11.5%
DENTSPLY International Inc.	28	1,242
Express Scripts Inc. (c)	33	2,397
Genzyme Corp. (c)	51	3,765
Henry Schein Inc. (c)	17	1,020
Teva Pharmaceutical Industries Ltd. - ADR	94	4,361
		12,785

INDUSTRIALS - 4.4%
Joy Global Inc.	19	1,219
Paccar Inc.	20	1,115
Ryanair Holdings Plc - ADR (c)	64	2,530
		4,864

INFORMATION TECHNOLOGY - 67.8%
Adobe Systems Inc. (c)	92	3,928
Autodesk Inc. (c)	42	2,074
Cisco Systems Inc. (c)	527	14,262
Check Point Software Technologies Ltd. (c)	14	298
Citrix Systems Inc. (c)	34	1,310
eBay Inc. (c)	151	5,023
Flextronics International Ltd. (c)	116	1,405
Infosys Technologies Ltd. - ADR (b)	29	1,321
Intel Corp.	239	6,383

Intuit Inc. (c)	60	1,911
Lam Research Corp. (c)	7	324
Logitech International SA (c)	34	1,243
Microsoft Corp.	427	15,186
Nvidia Corp. (c)	99	3,373
Oracle Corp. (c)	612	13,818
Research In Motion Ltd. (c)	33	3,687
		75,546

MATERIALS - 1.2%
Sigma-Aldrich Corp.	24	1,308

TELECOMMUNICATION SERVICES - 2.2%
Millicom International Cellular SA (b) (c)	21	2,438

Total Common Stocks (cost $105,485)		109,872

SHORT TERM INVESTMENTS - 7.1%
Mutual Funds - 2.3%
JNL Money Market Fund, 4.58% (a) (d)	2,554	2,554

Securities Lending Collateral - 4.8%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	5,370	5,370

Total Short Term Investments (cost $7,924)		7,924

Total Investments - 105.7% (cost $113,409)		117,796

Other Assets and Liabilities, Net - (5.7%)		-6,385

Total Net Assets - 100%		$111,411

JNL/Mellon Capital Management Oil & Gas Sector Fund
COMMON STOCKS - 99.8%
ENERGY - 99.5%
Anadarko Petroleum Corp. (b)	150	$9,865
Apache Corp.	105	11,312
Atwood Oceanics Inc. (b) (c)	8	803

Baker Hughes Inc.	103	8,348
Berry Petroleum Co. - Class A	12	554
BJ Services Co.	97	2,353
Bristow Group Inc. (b) (c)	6	317
Cabot Oil & Gas Corp. - Class A (b)	29	1,173
Cameron International Corp. (c)	71	3,394
Cheniere Energy Inc. (b) (c)	14	468
Chesapeake Energy Corp. (b)	144	5,661
Chevron Corp.	617	57,606
Cimarex Energy Co. (b)	26	1,097
Comstock Resources Inc. (c)	13	447
ConocoPhillips	430	37,931
Core Laboratories NV (c)	8	987
Crosstex Energy Inc. (b)	16	582
Delta Petroleum Corp. (b) (c)	17	317
Denbury Resources Inc. (c)	76	2,272
Devon Energy Corp.	135	11,975
Diamond Offshore Drilling Inc. (b)	22	3,061
Dresser-Rand Group Inc. (c)	28	1,076
El Paso Corp.	231	3,985
Encore Acquisition Co. (b) (c)	13	449
ENSCO International Inc. (b)	45	2,698
EOG Resources Inc. (b)	79	7,022
EXCO Resources Inc. (c)	32	493
Exterran Holdings Inc. (b) (c)	21	1,696
Exxon Mobil Corp.	1,347	126,175
FMC Technologies Inc. (c)	43	2,432
Forest Oil Corp. (c)	25	1,287
Frontier Oil Corp. (b)	33	1,324
Global Industries Ltd. (c)	30	652
Grant Prideco Inc. (c)	42	2,350
Grey Wolf Inc. (b) (c)	73	391
Halliburton Co.	285	10,818
Helix Energy Solutions Group Inc. (b) (c)	27	1,119
Helmerich & Payne Inc. (b)	32	1,277
Hercules Offshore Inc. (c)	28	673
Hess Corp. (b)	92	9,269
Holly Corp.	13	660
Key Energy Services Inc. (c)	42	608
Marathon Oil Corp.	232	14,128

Mariner Energy Inc. (b) (c)	21	491
Murphy Oil Corp. (b)	56	4,750
Nabors Industries Ltd. (b) (c)	92	2,511
National Oilwell Varco Inc. (c)	114	8,368
Newfield Exploration Co. (b) (c)	40	2,109
Newpark Resources Inc. (c)	36	195
Noble Corp.	87	4,895
Noble Energy Inc.	54	4,297
Occidental Petroleum Corp.	270	20,815
Oceaneering International Inc. (c)	17	1,174
Oil States International Inc. (b) (c)	17	596
Parker Drilling Co. (b) (c)	47	353
Patterson-UTI Energy Inc. (b)	51	987
Penn Virginia Corp. (b)	14	613
Petrohawk Energy Corp. (c)	55	958
Pioneer Natural Resources Co. (b)	38	1,862
Plains Exploration & Production Co. (c)	35	1,873
Pride International Inc. (c)	51	1,742
Quicksilver Resources Inc. (b) (c)	18	1,102
Range Resources Corp. (b)	49	2,519
Rowan Cos. Inc. (b)	35	1,400
Schlumberger Ltd.	345	33,976
SEACOR Holdings Inc. (c)	9	791
Smith International Inc. (b)	65	4,784
Southwestern Energy Co. (c)	56	3,100
St. Mary Land & Exploration Co. (b)	21	820
Stone Energy Corp. (c)	6	303
Sunoco Inc.	39	2,823
Superior Energy Services Inc. (c)	27	936
Swift Energy Co. (c)	11	505
Tesoro Corp. (b)	45	2,160
Tetra Technologies Inc. (b) (c)	27	413
Tidewater Inc. (b)	18	983
Transocean Inc. (b)	101	14,387
Ultra Petroleum Corp. (c)	49	3,522
Unit Corp. (c)	13	586
Valero Energy Corp. (b)	176	12,335
Weatherford International Ltd. (c)	109	7,463
W-H Energy Services Inc. (c)	11	614
Whiting Petroleum Corp. (c)	15	877

XTO Energy Inc. (b)	154	7,905
		513,998

INFORMATION TECHNOLOGY - 0.1%
ION Geophysical Corp. (b) (c)	20	322

UTILITIES - 0.2%
OGE Energy Corp.	31	1,110

Total Common Stocks (cost $395,691)		515,430

SHORT TERM INVESTMENTS - 15.6%
Mutual Funds - 0.6%
JNL Money Market Fund, 4.58% (a) (d)	3,043	3,043

Securities Lending Collateral - 15.0%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	77,392	77,392

Total Short Term Investments (cost $80,435)		80,435

Total Investments - 115.4% (cost $476,126)		595,865

Other Assets and Liabilities, Net - (15.4%)		-79,340

Total Net Assets - 100%		$516,525

JNL/Mellon Capital Management S&P® 10 Fund
COMMON STOCKS - 99.9%
CONSUMER DISCRETIONARY - 9.8%
General Motors Corp. (b)	3,275	$81,508

CONSUMER STAPLES - 11.9%
Safeway Inc. (b)	2,904	99,355

ENERGY - 16.2%
Marathon Oil Corp.	2,213	134,710

FINANCIALS - 12.4%
Goldman Sachs Group Inc.	481	103,366

INDUSTRIALS - 13.3%
Lockheed Martin Corp. (b)	1,051	110,675

INFORMATION TECHNOLOGY - 14.0%
Hewlett-Packard Co.	2,323	117,241

MATERIALS - 12.6%
Nucor Corp.	1,773	105,026

TELECOMMUNICATION SERVICES - 9.7%
Qwest Communications International Inc. (b) (c)	11,514	80,710

Total Common Stocks (cost $791,579)		832,591

SHORT TERM INVESTMENTS - 13.8%

Securities Lending Collateral - 13.8%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	115,103	115,103

Total Short Term Investments (cost $115,103)		115,103

Total Investments - 113.7% (cost $906,682)		947,694

Other Assets and Liabilities, Net - (13.7%)		-114,109

Total Net Assets - 100%		$833,585

JNL/Mellon Capital Management S&P® 24 Fund
COMMON STOCKS - 98.4%
CONSUMER DISCRETIONARY - 14.3%
Apollo Group Inc. - Class A (c)	11	$802
DirecTV Group Inc. (c)	24	563
Lennar Corp. (b)	6	100
Nike Inc. - Class B	16	1,039
Polo Ralph Lauren Corp.	14	839
		3,343

CONSUMER STAPLES - 12.3%

Clorox Co.	13	833
Coca-Cola Co.	2	124
Estee Lauder Cos. Inc. (b)	2	92
Kimberly-Clark Corp.	13	860
PepsiCo Inc.	11	826
UST Inc. (b)	3	156
		2,891

ENERGY - 11.9%
ENSCO International Inc.	14	839
Exxon Mobil Corp.	2	145
Halliburton Co.	23	856
Marathon Oil Corp.	1	88
Sunoco Inc.	-	35
Valero Energy Corp.	12	834
		2,797

FINANCIALS - 12.5%
American Express Co.	3	154
Aon Corp.	17	818
Chubb Corp.	16	856
Janus Capital Group Inc.	25	826
Moody’s Corp. (b)	4	150
Safeco Corp. (b)	2	127
		2,931

HEALTH CARE - 9.5%
Applera Corp. - Applied Biosystems Group	25	847
Express Scripts Inc. (c)	7	524
Medco Health Solutions Inc. (c)	5	517
Pfizer Inc.	5	133
Waters Corp. (c)	1	102
Zimmer Holdings Inc. (c)	1	98
		2,221

INDUSTRIALS - 13.8%
Emerson Electric Co.	19	1,087
Ingersoll-Rand Co. Ltd. - Class A	18	853
Parker Hannifin Corp.	11	839
Rockwell Automation Inc.	2	148

Rockwell Collins Inc.	4	297
		3,224

INFORMATION TECHNOLOGY - 12.7%
Agilent Technologies Inc. (c)	3	123
Google Inc. - Class A (c)	2	1,071
International Business Machines Corp.	8	820
Microsoft Corp.	4	144
National Semiconductor Corp.	36	816
		2,974

UTILITIES - 11.4%
Entergy Corp.	1	140
Exelon Corp.	10	836
FirstEnergy Corp.	12	833
PPL Corp.	16	850
		2,659

Total Common Stocks (cost $22,535)		23,040

SHORT TERM INVESTMENTS - 6.9%
Mutual Funds - 3.1%
JNL Money Market Fund, 4.58% (a) (d)	741	741

Securities Lending Collateral - 3.8%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	885	885

Total Short Term Investments (cost $1,626)		1,626

Total Investments - 105.3% (cost $24,161)		24,666

Other Assets and Liabilities, Net - (5.3%)		-1,241

Total Net Assets - 100%		$23,425

JNL/Mellon Capital Management S&P® SMid 60 Fund
COMMON STOCKS - 96.6%
CONSUMER DISCRETIONARY - 8.3%

ArvinMeritor Inc. (b)	19	$219
Belo Corp. (b)	48	837
Fred’s Inc.	27	263
Jo-Ann Stores Inc. (c)	9	112
Kellwood Co.	6	106
Lee Enterprises Inc. (b)	14	201
Meritage Homes Corp. (b) (c)	5	67
Monaco Coach Corp.	15	132
Scholastic Corp. (b) (c)	8	286
Standard Motor Products Inc.	13	110
Superior Industries International Inc.	13	244
Toll Brothers Inc. (c)	29	586
		3,163

CONSUMER STAPLES - 4.5%
JM Smucker Co.	12	625
Nash Finch Co. (b)	6	217
Performance Food Group Co. (c)	9	252
Smithfield Foods Inc. (c)	21	607
		1,701

ENERGY - 3.0%
Overseas Shipholding Group Inc.	8	615
SEACOR Holdings Inc. (c)	2	203
Tidewater Inc. (b)	6	317
		1,135

FINANCIALS - 27.8%
American Financial Group Inc.	8	234
AmeriCredit Corp. (b) (c)	15	189
Associated Bancorp	22	590
Bank Mutual Corp.	24	249
BankUnited Financial Corp. - Class A (b)	17	118
BioMed Realty Trust Inc.	11	263
Boston Private Financial Holdings Inc.	9	243
Brookline Bancorp Inc.	24	245
Cathay General Bancorp	22	588
Central Pacific Financial Corp. (b)	5	97
Commerce Group Inc.	17	607
Community Bank System Inc.	12	234

Delphi Financial Group	5	180
DiamondRock Hospitality Co.	17	253
Downey Financial Corp. (b)	3	88
Everest Re Group Ltd.	8	846
First Commonwealth Financial Corp.	22	234
First Niagara Financial Group Inc.	49	593
FirstFed Financial Corp. (b) (c)	3	110
Flagstar Bancorp Inc. (b)	15	104
Fremont General Corp. (b)	31	107
Hanover Insurance Group Inc.	14	619
Horace Mann Educators Corp.	14	273
Infinity Property & Casualty Corp.	7	268
Mercury General Corp.	12	615
New York Community Bancorp Inc.	21	372
Piper Jaffray Cos. (b) (c)	7	346
PMI Group Inc. (b)	9	114
ProAssurance Corp. (c)	4	207
Protective Life Corp. (b)	6	253
StanCorp Financial Group Inc. (b)	6	309
Susquehanna Bancshares Inc.	13	245
Unitrin Inc.	12	596
Zenith National Insurance Corp.	5	203
		10,592

HEALTH CARE - 4.6%
Conmed Corp. (c)	11	247
Cross Country Healthcare Inc. (c)	17	246
Millennium Pharmaceuticals Inc. (b) (c)	23	346
Par Pharmaceutical Cos. Inc. (c)	28	663
PharMerica Corp. (c)	19	264
		1,766

INDUSTRIALS - 5.2%
DRS Technologies Inc.	16	853
Insituform Technologies Inc. - Class A (c)	18	270
SkyWest Inc.	7	197
Tredegar Corp.	9	150
Triumph Group Inc.	-	15
Viad Corp.	8	244
Watts Water Technologies Inc.	9	256

		1,985

INFORMATION TECHNOLOGY - 20.9%
3Com Corp. (c)	137	619
Agilysis Inc.	25	372
Arrow Electronics Inc. (c)	8	325
Avid Technology Inc. (c)	9	250
Avnet Inc. (c)	10	341
Axcelis Technologies Inc. (c)	50	231
Black Box Corp.	7	265
Brooks Automation Inc. (c)	15	193
CTS Corp.	13	131
Electro Scientific Industries Inc. (c)	12	241
Imation Corp.	28	589
InfoSpace Inc.	14	255
Ingram Micro Inc. - Class A (c)	33	592
International Rectifier Corp. (c)	19	630
Kemet Corp. (c)	97	646
MKS Instruments Inc. (c)	9	175
MPS Group Inc. (c)	53	583
Newport Corp. (c)	19	246
Palm Inc. (b) (c)	29	186
Rudolph Technologies Inc. (c)	21	237
Secure Computing Corp. (c)	26	247
Tech Data Corp. (c)	16	606
		7,960

MATERIALS - 8.9%
Buckeye Technologies Inc. (c)	15	192
Chemtura Corp.	103	807
Cytec Industries Inc.	10	608
Louisiana-Pacific Corp.	53	707
PolyOne Corp. (b) (c)	28	183
Sensient Technologies Corp. (b)	31	882
		3,379

UTILITIES - 13.4%
Atmos Energy Corp.	7	183
Avista Corp. (b)	8	178
Black Hills Corp. (b)	7	316

CH Energy Group Inc.	6	252
Energy East Corp. (b)	11	305
Great Plains Energy Inc.	21	617
IDACORP Inc. (b)	26	907
Pepco Holdings Inc.	11	310
PNM Resources Inc.	32	689
Puget Energy Inc.	11	298
SCANA Corp. (b)	11	469
Sierra Pacific Resources	16	280
Westar Energy Inc. (b)	11	289
		5,093

Total Common Stocks (cost $38,386)		36,774

SHORT TERM INVESTMENTS - 35.1%

Mutual Funds - 2.6%
JNL Money Market Fund, 4.58% (a) (d)	1,001	1,001

Securities Lending Collateral - 32.5%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	12,375	12,375

Total Short Term Investments (cost $13,376)		13,376

Total Investments - 131.7% (cost $51,762)		50,150

Other Assets and Liabilities, Net - (31.7%)		-12,072

Total Net Assets - 100%		$38,078

JNL/Mellon Capital Management Select Small-Cap Fund
COMMON STOCKS - 99.4%
CONSUMER DISCRETIONARY - 15.6%
Brown Shoe Co. Inc.	880	$13,350
Buckle Inc. (b)	590	19,485
Buffalo Wild Wings Inc. (b) (c)	351	8,161
Group 1 Automotive Inc. (b)	492	11,679
Gymboree Corp. (b) (c)	646	19,674

Interface Inc.	1,085	17,712
Movado Group Inc. (b)	389	9,847
		99,908

CONSUMER STAPLES - 2.4%
SunOpta Inc. (b) (c)	1,173	15,659

ENERGY - 11.5%
Dril-Quip Inc. (b) (c)	813	45,233
Tetra Technologies Inc. (b) (c)	1,468	22,863
VAALCO Energy Inc. (b) (c)	1,198	5,569
		73,665

FINANCIALS - 5.6%
Capital Trust Inc. - Class A (b)	355	10,886
Cascade Bancorp (b)	579	8,061
SWS Group Inc. (b)	557	7,059
World Acceptance Corp. (b) (c)	361	9,744
		35,750

HEALTH CARE - 1.1%
Noven Pharmaceuticals Inc. (b) (c)	497	6,897

INDUSTRIALS - 32.6%
American Woodmark Corp. (b)	323	5,878
Ameron International Corp. (b)	182	16,739
Belden Inc. (b)	900	40,062
Clean Harbors Inc. (b) (c)	401	20,749
EMCOR Group Inc. (b) (c)	1,296	30,625
II-VI Inc. (b) (c)	603	18,408
Ladish Co. Inc. (b) (c)	292	12,597
Lindsay Corp. (b)	237	16,788
Valmont Industries Inc. (b)	523	46,589
		208,435

INFORMATION TECHNOLOGY - 22.5%
Advanced Energy Industries Inc. (b) (c)	915	11,964
Ansoft Corp. (b) (c)	484	12,509
Atheros Communications Inc. (b) (c)	1,076	32,854

Interwoven Inc. (c)	896	12,735
Macrovision Corp. (b) (c)	1,080	19,800
Mentor Graphics Corp. (b) (c)	1,692	18,239
Sigma Designs Inc. (b) (c)	466	25,702
Tyler Technologies Inc. (b) (c)	796	10,257
		144,060

MATERIALS - 8.1%
HB Fuller Co. (b)	1,218	27,349
Metal Management Inc. (b)	536	24,388
		51,737

Total Common Stocks (cost $688,632)		636,111

SHORT TERM INVESTMENTS - 28.0%
Mutual Funds - 0.3%
JNL Money Market Fund, 4.58% (a) (d)	2,021	2,021

Securities Lending Collateral - 27.7%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	177,231	177,231

Total Short Term Investments (cost $179,252)		179,252

Total Investments - 127.4% (cost $867,884)		815,363

Other Assets and Liabilities, Net - (27.4%)		-175,217

Total Net Assets - 100%		$640,146

JNL/Mellon Capital Management Technology Sector Fund* (e)
COMMON STOCKS - 99.5%
HEALTH CARE - 0.2%
Other Securities		$214

INDUSTRIALS - 1.0%
First Solar Inc. (b) (c)	2	444
Pitney Bowes Inc.	10	395
Other Securities		247
		1,086

INFORMATION TECHNOLOGY - 96.8%
Adobe Systems Inc. (c)	28	1,189
Amdocs Ltd. (c)	9	314
Analog Devices Inc.	15	466
Apple Inc. (c)	37	7,284
Applied Materials Inc.	65	1,161
Autodesk Inc. (c)	11	544
BMC Software Inc. (c)	10	339
Broadcom Corp. - Class A (c)	22	579
CA Inc.	19	486
Cisco Systems Inc. (c)	255	6,897
Citrix Systems Inc. (c)	10	379
Cognizant Technology Solutions Corp. (c)	14	461
Computer Sciences Corp. (b) (c)	8	403
Corning Inc. (b)	74	1,775
Dell Inc. (c)	91	2,220
Electronic Data Systems Corp. (b)	24	499
EMC Corp. (c)	98	1,812
Google Inc. - Class A (c)	10	6,837
Harris Corp.	6	403
Hewlett-Packard Co.	106	5,327
Intel Corp.	244	6,492
International Business Machines Corp. (b)	57	6,182
Intuit Inc. (c)	15	462
Juniper Networks Inc. (c)	24	807
KLA-Tencor Corp.	9	432
Linear Technology Corp. (b)	10	331
Marvell Technology Group Ltd. (c)	22	313
MEMC Electronic Materials Inc. (c)	11	939
Microchip Technology Inc. (b)	10	321
Microsoft Corp.	360	12,801
Motorola Inc.	108	1,732
Network Appliance Inc. (c)	17	429
Nvidia Corp. (c)	26	876
Oracle Corp. (c)	192	4,337
QUALCOMM Inc.	75	2,970
SanDisk Corp. (b) (c)	11	355
Seagate Technology Inc.	25	644
Sun Microsystems Inc.	42	758

Symantec Corp. (c)	42	673
Texas Instruments Inc. (b)	65	2,172
VeriSign Inc. (b) (c)	12	443
Western Digital Corp. (b) (c)	10	312
Xerox Corp. (c)	44	718
Yahoo! Inc. (c)	60	1,403
Other Securities		14,967
		101,244

TELECOMMUNICATION SERVICES - 1.5%
American Tower Corp. (c)	19	828
Crown Castle International Corp. (c)	13	556
Other Securities		203
		1,587

Total Common Stocks (cost $94,415)		104,131

SHORT TERM INVESTMENTS - 18.2%
Mutual Funds - 1.1%
JNL Money Market Fund, 4.58% (a) (d)	1,110	1,110

Securities Lending Collateral - 17.1%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	17,877	17,877

Total Short Term Investments (cost $18,987)		18,987

Total Investments - 117.7% (cost $113,402)		123,118

Other Assets and Liabilities, Net - (17.7%)		-18,538

Total Net Assets - 100%		$104,580

JNL/Mellon Capital Management VIP Fund* (e)
COMMON STOCKS - 103.7%
CONSUMER DISCRETIONARY - 10.2%
Apollo Group Inc. - Class A (c)	59	$4,133
DirecTV Group Inc. (c)	220	5,083
Nike Inc. - Class B	56	3,602
Walt Disney Co.	380	12,255

Other Securities		20,857
		45,930

CONSUMER STAPLES - 3.1%
Costco Wholesale Corp.	47	3,299
Other Securities		10,573
		13,872

ENERGY - 8.3%
ENI SpA	108	3,965
National Oilwell Varco Inc. (c)	55	4,058
Statoil ASA	140	4,360
Other Securities		24,820
		37,203

FINANCIALS - 12.0%
American Express Co.	63	3,269
Aviva Plc	224	2,996
Barclays Plc	355	3,557
Credit Agricole SA	88	2,982
Deutsche Bank AG	23	3,034
Fortis	114	3,002
HBOS Plc	204	2,983
HSBC Holdings Plc	223	3,732
ING Groep NV	97	3,812
Lloyds TSB Group Plc	394	3,706
Royal Bank of Scotland Group Plc	415	3,671
Societe Generale - Class A	21	2,997
Other Securities		14,523
		54,264

HEALTH CARE - 6.7%
Express Scripts Inc. (c)	72	5,247
Pfizer Inc.	112	2,559
Teva Pharmaceutical Industries Ltd. - ADR	83	3,836
Other Securities		18,285
		29,927

INDUSTRIALS - 15.1%
Caterpillar Inc. (b)	65	4,685

Deere & Co.	65	6,077
Emerson Electric Co.	76	4,329
Honeywell International Inc.	206	12,683
Other Securities		40,405
		68,179

INFORMATION TECHNOLOGY - 32.8%
Apple Inc. (c)	30	5,988
Cisco Systems Inc. (c)	438	11,865
eBay Inc. (c)	138	4,579
Google Inc. - Class A (c)	5	3,624
Hewlett-Packard Co.	323	16,304
Intel Corp.	217	5,797
International Business Machines Corp.	142	15,323
Microsoft Corp.	779	27,731
Nokia Oyj - Class A - ADR	152	5,845
Nvidia Corp. (c)	121	4,110
Oracle Corp. (c)	487	10,993
Research In Motion Ltd. (c)	40	4,535
Other Securities		30,814
		147,508

MATERIALS - 4.0%
Potash Corp.	67	9,617
Other Securities		8,367
		17,984

TELECOMMUNICATION SERVICES - 8.8%
AT&T Inc.	113	4,696
BT Group Plc	600	3,257
BT Group Plc - ADR	142	7,642
Deutsche Telekom AG	197	4,331
France Telecom SA (b)	116	4,177
Telecom Italia SpA	1,185	3,681
Telefonica SA - ADR (c)	43	4,221
Other Securities		7,519
		39,524

UTILITIES - 2.7%
Enel SpA (b)	352	4,186

Other Securities		8,122
		12,308

Total Common Stocks (cost $447,943)		466,699

SHORT TERM INVESTMENTS - 14.0%
Mutual Funds - 2.3%
JNL Money Market Fund, 4.58% (a) (d)	10,352	10,352

Securities Lending Collateral - 11.7%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	52,657	52,657

Total Short Term Investments (cost $63,009)		63,009

Total Investments - 117.7% (cost $510,952)		529,708

Other Assets and Liabilities, Net - (17.7%)		-79,664

Total Net Assets - 100%		$450,044

JNL/Mellon Capital Management Value Line® 30 Fund
COMMON STOCKS - 101.0%
CONSUMER DISCRETIONARY - 12.7%
American Eagle Outfitters Inc. (b)	214	$4,438
Apollo Group Inc. - Class A (c)	435	30,516
Big Lots Inc. (b) (c)	399	6,376
DeVry Inc.	187	9,693
DirecTV Group Inc. (b) (c)	1,668	38,554
Fossil Inc. (c)	225	9,426
GameStop Corp. - Class A (c)	421	26,151
Global Sources Ltd. (c)	254	7,166
Guess? Inc. (b)	91	3,466
Phillips-Van Heusen (b)	56	2,066
Priceline.com Inc. (b) (c)	62	7,087
Tempur-Pedic International Inc. (b)	141	3,668
		148,607

CONSUMER STAPLES - 1.9%
Fresh Del Monte Produce Inc.	227	7,636
NBTY Inc. (c)	235	6,446
PepsiAmericas Inc.	254	8,472
		22,554

ENERGY - 5.7%
Core Laboratories NV (b) (c)	124	15,407
National Oilwell Varco Inc. (c)	697	51,219
		66,626

HEALTH CARE - 5.9%
Express Scripts Inc. (c)	419	30,619
Illumina Inc. (b) (c)	71	4,213
Immucor Inc. (b) (c)	91	3,096
Perrigo Co.	282	9,885
Waters Corp. (c)	262	20,696
		68,509

INDUSTRIALS - 21.6%
AGCO Corp. (c)	240	16,285
Continental Airlines Inc. - Class B (b) (c)	91	2,023
Copart Inc. (c)	175	7,459
Deere & Co.	808	75,273
Flowserve Corp.	149	14,378
Fluor Corp.	232	33,777
FTI Consulting Inc. (c)	166	10,204
Jacobs Engineering Group Inc. (c)	317	30,297
Manitowoc Co. Inc.	123	6,026
McDermott International Inc. (c)	589	34,796
Robbins & Myers Inc.	102	7,717
Stericycle Inc. (c)	170	10,083
TeleTech Holdings Inc. (b) (c)	176	3,743
		252,061

INFORMATION TECHNOLOGY - 25.6%
Akamai Technologies Inc. (b) (c)	150	5,193
Ansys Inc. (c)	237	9,843
Apple Inc. (c)	381	75,517
Cisco Systems Inc. (c)	1,777	48,098
Nokia Oyj - Class A - ADR	1,919	73,659
Nvidia Corp. (b) (c)	543	18,471
Research In Motion Ltd. (c)	416	47,218
Varian Semiconductor Equipment Associates Inc. (b) (c)	91	3,352
Western Digital Corp. (c)	576	17,392
		298,743

MATERIALS - 14.6%
Albemarle Corp.	96	3,970
Allegheny Technologies Inc.	94	8,091
OM Group Inc. (b) (c)	63	3,598
Owens-Illinois Inc. (c)	410	20,298
Potash Corp.	903	129,986
Rock-Tenn Co. - Class A (b)	147	3,728
		169,671

TELECOMMUNICATION SERVICES - 13.0%
BT Group Plc - ADR (b)	1,777	95,818
Telefonica SA - ADR (c)	569	55,525
		151,343

Total Common Stocks (cost $1,118,318)		1,178,114

SHORT TERM INVESTMENTS - 8.6%
Mutual Funds - 1.1%
JNL Money Market Fund, 4.58% (a) (d)	13,220	13,220

Securities Lending Collateral - 7.5%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	87,132	87,132

Total Short Term Investments (cost $100,352)		100,352

Total Investments - 109.6% (cost $1,218,670)		1,278,466

Other Assets and Liabilities, Net - (9.6%)		-111,476

Total Net Assets - 100%		$1,166,990

The accompanying notes are an integral part of these Financial Statements.

JNL Variable Funds
Notes to the Schedules of Investments
December 31, 2007

(a) Investment in affiliate.
(b) All or portion of the security has been loaned.
(c) Non-income producing security.
(d) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2007.
(e) For all items listed as "Other Securities" in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of market value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2007. Certain captions named "Other Securities" may include securities for which the footnotes mentioned above are applicable.

* A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to www.jnl.com, www.sec.gov, or call the Shareholder Service Center at 888-276-0061.

Investments in affiliates - See Note 3 in the Notes to the Financials Statements for further discussion of other affiliated investments. During the period certain Funds invested in money market funds for temporary purposes, which are managed by JNAM. The JNL Money Market Fund is offered as a cash management tool to the Funds and is not available for direct purchase by members of the public. Certain Funds participating in securities lending receive cash collateral, which is invested by the custodian in the Mellon GSL Delaware Business
Trust Collateral Fund, which may be considered affiliated with the Funds.

The JNL/Mellon Capital Management Financial Sector Fund invested in Bank of New York Mellon Corp., the parent company of its subadviser. Transactions for the year ended December 31, 2007, are shown below (in thousands):

	Value
	Beginning		Sales	Dividend	Realized	Value End
Affiliate	of Year*	Purchases	Proceeds	Income	Gain (Loss)	of Year
Bank of New York Mellon Corp.	$378	$309	$195	$15	$87	$1,209

*As of July 2, 2007, Mellon Financial Corp. merged with Bank of New York Co. to form Bank of New York Mellon Corp. The value at the beginning of the year and purchases do note include the value of Bank of New York Co. of $555 at the date of the merger.

Summary of Investments by Country*:

	JNL/Mellon Capital	JNL/Mellon Capital	JNL/Mellon Capital	JNL/Mellon Capital	JNL/Mellon Capital	JNL/Mellon Capital	JNL/Mellon Capital	JNL/Mellon Capital
	Management	Management	Management	Management	Management	Management NYSE®	Management	Management
	25 Fund	JNL 5 Fund	Global 15 Fund	JNL Optimized 5 Fund	Nasdaq® 25 Fund	International 25 Fund	Value Line® 30 Fund	VIP Fund
Belgium	- %	- %	- %	0.8%	- %	- %	- %	0.5%
Bermuda	-	0.1	-	0.1	-	-	0.5	0.2
Brazil	-	-	-	-	-	0.6	-	-
Canada	5.7	2.2	-	4.1	3.1	8.4	13.9	3.0
Cayman Islands	-	-	-	0.1	-	-	0.6	0.1
Denmark	-	-	-	0.5	-	-	-	0.4
Finland	-	-	-	2.1	-	-	5.8	1.1
France	-	-	-	3.1	-	6.6	-	1.9
Germany	-	-	-	1.9	-	10.5	-	1.3
Greece	-	0.1	-	-	-	-	-	0.1
Hong Kong	-	6.8	34.2	4.1	-	-	-	0.1
India	-	-	-	0.3	1.1	-	-	0.2
Ireland	-	-	-	0.4	2.2	1.8	-	0.3
Israel	-	-	-	1.6	3.9	-	-	0.7
Italy	-	-	-	3.4	-	6.3	-	2.4
Japan	-	-	-	-	-	17.4	-	-
Luxembourg	-	-	-	0.4	2.1	0.5	-	0.3
Netherlands	-	-	-	2.2	-	6.5	1.2	1.6
Norway	-	-	-	1.5	-	0.9	-	1.1
South Korea	-	-	-	-	-	6.4	-	-
Spain	-	-	-	1.2	-	3.2	4.3	0.8
Sweden	-	-	-	0.4	-	-	-	0.3
Switzerland	-	-	-	0.2	1.1	3.1	-	0.1
United Kingdom	-	5.5	31.9	11.0	-	6.1	-	5.2
United States**	94.3	85.3	33.9	60.6	86.5	21.7	73.7	78.3

Total
Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

*The Funds presented in the above table are those which have greater than 10% of their portfolios invested in non-U.S. securities or greater than 5% of its portfolio invested in one country outside of the U.S. at December 31, 2007.
**United States securities include money market funds and the securities lending pool.

The accompanying notes are an integral part of these Financial Statements.

JNL Variable Funds
Notes to the Schedules of Investments
December 31, 2007

Summary of Investments by Sector (percentage of investments):
	Consumer	Consumer			Health		Information
	Discretionary	Staples	Energy	Financials	Care	Industrials	Technology
JNL/Mellon Capital Management 25 Fund	38.3%	24.0%	5.1%	-%	4.5%	6.6%	-%
JNL/Mellon Capital Management Communications Sector Fund	3.4	-	-	4.0	-	-	-
JNL/Mellon Capital Management Consumer Brands Sector Fund	62.8	17.7	-	-	3.1	2.4	2.9
JNL/Mellon Capital Management DowSM 10 Fund	7.9	10.6	-	13.5	20.4	9.1	-
JNL/Mellon Capital Management DowSM Dividend Fund	2.7	1.8	-	48.4	-	2.7	-
JNL/Mellon Capital Management Financial Sector Fund	-	-	-	82.9	-	0.2	0.5
JNL/Mellon Capital Management Global 15 Fund	17.2	-	6.5	6.1	5.1	21.4	-
JNL/Mellon Capital Management Healthcare Sector Fund	-	-	-	-	90.9	-	-
JNL/Mellon Capital Management JNL 5 Fund	16.9	7.1	8.7	6.8	7.4	14.9	4.5
JNL/Mellon Capital Management JNL Optimized 5 Fund	12.6	4.2	6.6	12.5	5.4	9.2	21.8
JNL/Mellon Capital Management NYSE® International 25 Fund	8.9	-	11.5	40.9	-	3.1	-
JNL/Mellon Capital Management Nasdaq® 25 Fund	7.9	3.1	-	-	10.9	4.1	64.1
JNL/Mellon Capital Management Oil & Gas Sector Fund	-	-	86.2	-	-	-	0.1
JNL/Mellon Capital Management S&P® 10 Fund	8.6	10.5	14.2	10.9	-	11.7	12.4
JNL/Mellon Capital Management S&P® 24 Fund	13.6	11.7	11.3	11.9	9.0	13.1	12.1
JNL/Mellon Capital Management S&P® SMid 60 Fund	6.3	3.4	2.3	21.1	3.5	4.0	15.9
JNL/Mellon Capital Management Select Small-Cap Fund	12.3	1.9	9.0	4.4	0.8	25.6	17.7
JNL/Mellon Capital Management Technology Sector Fund	-	-	-	-	0.2	0.9	82.2
JNL/Mellon Capital Management VIP Fund	8.7	2.6	7.0	10.2	5.6	12.9	27.8
JNL/Mellon Capital Management Value Line® 30 Fund	11.6	1.8	5.2	-	5.4	19.7	23.4

Summary of Investments by Sector (percentage of investments) (continued):
			Telecommunication		Short-Term
	Materials	Energy	Services	Utilities	Securities	Total
JNL/Mellon Capital Management 25 Fund	9.7%	-%	-%	-%	11.8%	100.0%
JNL/Mellon Capital Management Communications Sector Fund	-	-	74.6	-	18.0	100.0
JNL/Mellon Capital Management Consumer Brands Sector Fund	-	-	-	-	11.1	100.0
JNL/Mellon Capital Management DowSM 10 Fund	8.4	-	21.9	-	8.2	100.0
JNL/Mellon Capital Management DowSM Dividend Fund	6.1	-	-	22.7	15.6	100.0
JNL/Mellon Capital Management Financial Sector Fund	-	-	-	-	16.4	100.0
JNL/Mellon Capital Management Global 15 Fund	-	-	32.6	6.8	4.3	100.0
JNL/Mellon Capital Management Healthcare Sector Fund	-	-	-	-	9.1	100.0
JNL/Mellon Capital Management JNL 5 Fund	7.3	-	7.7	3.2	15.5	100.0
JNL/Mellon Capital Management JNL Optimized 5 Fund	5.7	-	11.5	1.9	8.6	100.0
JNL/Mellon Capital Management NYSE® International 25 Fund	1.4	-	17.4	-	16.8	100.0
JNL/Mellon Capital Management Nasdaq® 25 Fund	1.1	-	2.1	-	6.7	100.0
JNL/Mellon Capital Management Oil & Gas Sector Fund	-	-	-	0.2	13.5	100.0
JNL/Mellon Capital Management S&P® 10 Fund	11.1	-	8.5	-	12.1	100.0
JNL/Mellon Capital Management S&P® 24 Fund	-	-	-	10.8	6.5	100.0
JNL/Mellon Capital Management S&P® SMid 60 Fund	6.7	-	-	10.2	26.6	100.0
JNL/Mellon Capital Management Select Small-Cap Fund	6.3	-	-	-	22.0	100.0
JNL/Mellon Capital Management Technology Sector Fund	-	-	1.3	-	15.4	100.0
JNL/Mellon Capital Management VIP Fund	3.4	-	7.5	2.4	11.9	100.0
JNL/Mellon Capital Management Value Line® 30 Fund	13.3	-	11.8	-	7.8	100.0

The accompanying notes are an integral part of these Financial Statements.

JNL Variable Funds
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2007
JNL Variable Fund LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon Capital	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Management	Capital	Capital	Capital	Capital
	Management	Management	Consumer	Management	Management	Management	Management
	25	Communications	Brands Sector	Dowsm 10	Dowsm Dividend	Financial	Global 15
Assets	Fund	Sector Fund	Fund	Fund	Fund	Sector Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 703,811	$ 86,723	$ 19,128	$ 812,973	$ 390,438	$ 53,557	$ 1,301,262
Investments - affiliated, at value (c)	94,397	19,061	2,396	73,438	72,168	11,931	57,655
Cash	-	1	1	8	2	3	8
Foreign currency (d)	-	-	-	-	-	-	11
Receivables:
Investment securities sold	-	-	-	-	128,121	-	-
Fund shares sold	1,403	198	12	1,173	1,314	303	1,653
Dividends and interest	1,712	68	26	2,334	1,573	124	3,506
Foreign taxes recoverable	-	1	-	-	-	-	-
Total assets	801,323	106,052	21,563	889,926	593,616	65,918	1,364,095

Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Advisory fees	180	26	6	206	103	17	316
Administrative fees	94	11	2	108	52	7	226
12b-1 fees (Class A)	125	15	3	144	70	9	226
Investment securities purchased	-	-	55	-	132,882	260	-
Fund shares redeemed	952	233	19	897	2,131	101	2,418
Manager fees	7	1	-	8	2	1	10
Other expenses	4	11	3	102	46	7	57
Return of collateral for securities loaned	93,826	18,851	2,298	73,010	57,443	10,346	52,533
Total liabilities	95,188	19,148	2,386	74,475	192,729	10,748	55,786
Net assets	$ 706,135	$ 86,904	$ 19,177	$ 815,451	$ 400,887	$ 55,170	$ 1,308,309

Net assets consist of:
Paid-in capital	$ 673,187	$ 81,572	$ 18,431	$ 717,838	$ 467,160	$ 56,927	$ 1,085,687
Undistributed (excess of distributions over)
net investment income	16,436	1,768	73	-	1,375	1,330	-
Accumulated net realized gain (loss)	40,673	5,450	2,330	-	(6,688)	4,300	-
Net unrealized appreciation (depreciation)
on investments and foreign currency	(24,161)	(1,886)	(1,657)	97,613	(60,960)	(7,387)	222,622
	$ 706,135	$ 86,904	$ 19,177	$ 815,451	$ 400,887	$ 55,170	$ 1,308,309

Class A
Net assets	$ 705,842	$ 86,673	$ 19,065	$ 815,451	$ 400,792	$ 54,961	$ 1,308,309
Shares outstanding (no par value),
unlimited shares authorized	53,265	15,002	1,725	63,516	37,143	4,438	59,770
Net asset value per share	$ 13.25	$ 5.78	$ 11.05	$ 12.84	$ 10.79	$ 12.38	$ 21.89

Class B
Net assets	$ 293	$ 231	$ 112	n/a	$ 95	$ 209	n/a
Shares outstanding (no par value),
unlimited shares authorized	22	41	10	n/a	10	17	n/a
Net asset value per share	$ 13.36	$ 5.66	$ 11.12	n/a	$ 9.46	$ 12.34	n/a

(a) Including value of securities on loan	$ 90,670	$ 16,742	$ 2,195	$ 69,893	$ 55,441	$ 10,040	$ 50,268
(b) Investments - unaffiliated, at cost	727,972	88,609	20,785	715,360	451,398	61,177	1,078,596
(c) Investments - affiliated, at cost	94,397	19,061	2,396	73,438	72,168	11,698	57,655
(d) Foreign currency, at cost	-	-	-	-	-	-	11

The accompanying notes are an integral part of these Financial Statements.

JNL Variable Funds
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2007
	JNL Variable Fund LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management	Management
	Healthcare	JNL 5	JNL Optimized 5	NYSE® International	Nasdaq® 25	Oil & Gas	S&P® 10
Assets	Sector Fund	Fund	Fund	25 Fund	Fund	Sector Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 113,213	$ 5,451,322	$ 395,906	$ 65,013	$ 109,872	$ 515,430	$ 832,591
Investments - affiliated, at value (c)	11,306	998,937	37,450	13,097	7,924	80,435	115,103
Cash	-	2	-	11	-	2	-
Foreign currency (d)	-	16,098	867	-	-	-	-
Receivables:
Investment securities sold	-	1,676,431	147,171	27,108	48,631	-	702
Fund shares sold	154	13,672	2,569	481	420	1,327	710
Dividends and interest	81	12,947	819	67	80	199	1,482
Foreign taxes recoverable	2	-	50	1	-	-	-
Total assets	124,756	8,169,409	584,832	105,778	166,927	597,393	950,588

Liabilities
Cash overdraft	-	-	5	-	-	-	30
Payables:
Advisory fees	31	1,337	93	19	31	122	216
Administrative fees	14	736	47	11	14	63	114
12b-1 fees (Class A)	19	980	63	10	19	84	151
Investment securities purchased	1,484	1,674,232	154,251	26,814	49,817	2,014	-
Fund shares redeemed	174	8,068	656	93	245	1,136	1,352
Manager fees	1	31	1	-	1	3	7
Other expenses	12	225	44	10	19	54	30
Return of collateral for securities loaned	9,574	788,769	21,835	10,949	5,370	77,392	115,103
Total liabilities	11,309	2,474,378	176,995	37,906	55,516	80,868	117,003
Net assets	$ 113,447	$ 5,695,031	$ 407,837	$ 67,872	$ 111,411	$ 516,525	$ 833,585

Net assets consist of:
Paid-in capital	$ 102,427	$ 5,315,496	$ 391,959	$ 65,601	$ 103,847	$ 363,754	$ 792,574
Undistributed (excess of distributions over)
net investment income	1,110	98,283	51	9	19	2,707	-
Accumulated net realized gain (loss)	2,868	383,326	18,492	2,581	3,158	30,325	-
Net unrealized appreciation (depreciation)
on investments and foreign currency	7,042	(102,074)	(2,665)	(319)	4,387	119,739	41,011
	$ 113,447	$ 5,695,031	$ 407,837	$ 67,872	$ 111,411	$ 516,525	$ 833,585

Class A
Net assets	$ 113,281	$ 5,684,481	$ 407,297	$ 67,684	$ 111,306	$ 515,660	$ 833,585
Shares outstanding (no par value),
unlimited shares authorized	8,490	399,202	33,956	5,989	8,295	14,000	51,197
Net asset value per share	$ 13.34	$ 14.24	$ 11.99	$ 11.30	$ 13.42	$ 36.83	$ 16.28

Class B
Net assets	$ 166	$ 10,550	$ 540	$ 188	$ 105	$ 865	n/a
Shares outstanding (no par value),
unlimited shares authorized	12	738	45	17	10	23	n/a
Net asset value per share	$ 13.31	$ 14.29	$ 11.91	$ 11.12	$ 10.52	$ 37.17	n/a

(a) Including value of securities on loan	$ 9,174	$ 744,730	$ 20,944	$ 10,523	$ 5,219	$ 74,273	$ 102,655
(b) Investments - unaffiliated, at cost	106,171	5,553,288	398,580	65,333	105,485	395,691	791,579
(c) Investments - affiliated, at cost	11,306	998,937	37,450	13,097	7,924	80,435	115,103
(d) Foreign currency, at cost	-	16,176	869	-	-	-	-

The accompanying notes are an integral part of these Financial Statements.

JNL Variable Funds
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2007
	JNL Variable Fund LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management
	S&P® 24	S&P® SMid	Select Small-	Technology	VIP	Value Line® 30
Assets	Fund	60 Fund	Cap Fund	Sector Fund	Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 23,040	$ 36,774	$ 636,111	$ 104,131	$ 466,699	$ 1,178,114
Investments - affiliated, at value (c)	1,626	13,376	179,252	18,987	63,009	100,352
Cash	1	-	-	-	-	-
Foreign currency (d)	-	-	-	-	195	-
Receivables:
Investment securities sold	15,466	20,902	-	11	218,151	654,590
Fund shares sold	18	308	2,022	433	1,378	2,742
Dividends and interest	8	32	1,170	32	640	3,318
Foreign taxes recoverable	-	-	-	-	2	-
Total assets	40,159	71,392	818,555	123,594	750,074	1,939,116

Liabilities
Cash overdraft	-	-	-	-	-	-
Payables:
Advisory fees	8	11	166	29	118	279
Administrative fees	3	5	86	12	60	149
12b-1 fees (Class A)	4	6	115	17	80	198
Investment securities purchased	15,801	20,825	-	857	221,077	672,229
Fund shares redeemed	32	91	800	211	25,977	11,698
Manager fees	-	-	6	1	3	6
Other expenses	1	1	5	10	58	435
Return of collateral for securities loaned	885	12,375	177,231	17,877	52,657	87,132
Total liabilities	16,734	33,314	178,409	19,014	300,030	772,126
Net assets	$ 23,425	$ 38,078	$ 640,146	$ 104,580	$ 450,044	$ 1,166,990

Net assets consist of:
Paid-in capital	$ 23,048	$ 42,288	$ 644,408	$ 93,202	$ 361,797	$ 1,094,672
Undistributed (excess of distributions over)
net investment income	-	6	1,381	12	5,353	2,698
Accumulated net realized gain (loss)	(128)	(2,604)	46,878	1,649	64,124	9,824
Net unrealized appreciation (depreciation)
on investments and foreign currency	505	(1,612)	(52,521)	9,717	18,770	59,796
	$ 23,425	$ 38,078	$ 640,146	$ 104,580	$ 450,044	$ 1,166,990

Class A
Net assets	$ 23,326	$ 37,981	$ 639,967	$ 104,335	$ 448,864	$ 1,166,889
Shares outstanding (no par value),
unlimited shares authorized	2,106	4,384	33,391	13,585	30,858	62,158
Net asset value per share	$ 11.08	$ 8.66	$ 19.17	$ 7.68	$ 14.55	$ 18.77

Class B
Net assets	$ 99	$ 97	$ 179	$ 245	$ 1,180	$ 101
Shares outstanding (no par value),
unlimited shares authorized	10	11	9	32	81	10
Net asset value per share	$ 9.89	$ 8.56	$ 19.22	$ 7.74	$ 14.59	$ 10.13

(a) Including value of securities on loan	$ 860	$ 11,737	$ 167,118	$ 16,903	$ 50,218	$ 82,562
(b) Investments - unaffiliated, at cost	22,535	38,386	688,632	94,415	447,943	1,118,318
(c) Investments - affiliated, at cost	1,626	13,376	179,252	18,987	63,009	100,352
(d) Foreign currency, at cost	-	-	-	-	198	-

The accompanying notes are an integral part of these Financial Statements.

JNL Variable Funds
Statements of Operations (in thousands)
For the Year Ended December 31, 2007
	JNL Variable Fund LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon Capital	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Management	Capital	Capital	Capital	Capital
	Management	Management	Consumer	Management	Management	Management	Management
	25	Communications	Brands Sector	Dowsm 10	Dowsm Dividend	Financial	Global 15
	Fund	Sector Fund	Fund	Fund	Fund	Sector Fund	Fund
Investment income
Dividends (a)	$ 20,987	$ 2,385	$ 243	$ 31,352	$ 13,919	$ 1,838	$ 50,208
Foreign taxes withheld	(143)	-	-	-	-	(1)	(1,890)
Interest	-	-	-	-	-	-	7
Securities lending	501	25	6	142	101	20	186
Total investment income	21,345	2,410	249	31,494	14,020	1,857	48,511

Expenses
Advisory fees	2,197	306	88	2,509	1,104	230	3,562
Administrative fees	1,145	134	35	1,319	559	97	2,538
12b-1 fees (Class A)	1,527	178	47	1,759	746	129	2,539
Legal fees	11	1	-	13	5	1	18
Licensing fees	-	20	5	198	84	14	95
Manager fees	21	2	1	24	9	2	34
Other expenses	14	-	1	17	8	1	25
Total expenses	4,915	641	177	5,839	2,515	474	8,811
Net investment income (loss)	16,430	1,769	72	25,655	11,505	1,383	39,700

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	40,913	6,000	2,750	4,099	24,856	4,387	128,687
Foreign currency related items	7	-	-	-	-	-	36
Net change in unrealized appreciation or
depreciation on:
Investments	(77,369)	(7,660)	(4,308)	(20,532)	(82,402)	(16,732)	(48,170)
Foreign currency related items	-	-	-	-	-	-	(67)
Net realized and unrealized
gain (loss)	(36,449)	(1,660)	(1,558)	(16,433)	(57,546)	(12,345)	80,486

Net increase (decrease) in net assets
from operations	$ (20,019)	$ 109	$ (1,486)	$ 9,222	$ (46,041)	$ (10,962)	$ 120,186

(a) Dividends from affiliated investments	$ 620	$ 72	$ 15	$ 231	$ 270	$ 57	$ 358

The accompanying notes are an integral part of these Financial Statements.

JNL Variable Funds
Statements of Operations (in thousands)
For the Year Ended December 31, 2007
	JNL Variable Fund LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management	Management
	Healthcare	JNL 5	JNL Optimized 5	NYSE® International	Nasdaq® 25	Oil & Gas	S&P® 10
	Sector Fund	Fund	Fund	25 Fund (b)	Fund	Sector Fund	Fund
Investment income
Dividends (a)	$ 1,831	$ 129,316	$ 4,588	$ 1,818	$ 436	$ 5,358	$ 12,797
Foreign taxes withheld	(1)	(1,821)	(299)	(53)	-	(3)	-
Interest	-	54	6	-	-	-	-
Securities lending	13	2,654	30	28	8	70	248
Total investment income	1,843	130,203	4,325	1,793	444	5,425	13,045

Expenses
Advisory fees	346	13,704	585	84	283	1,192	2,456
Administrative fees	153	7,538	281	46	123	606	1,289
12b-1 fees (Class A)	204	10,033	374	46	164	807	1,719
Legal fees	1	68	2	-	1	5	12
Licensing fees	23	401	91	9	33	91	85
Manager fees	3	127	4	1	2	10	24
Other expenses	2	79	3	1	1	7	17
Total expenses	732	31,950	1,340	187	607	2,718	5,602
Net investment income (loss)	1,111	98,253	2,985	1,606	(163)	2,707	7,443

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	5,401	384,994	23,351	3,067	11,802	30,616	84,199
Foreign currency related items	-	31	(14)	1	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	584	(478,296)	(9,281)	(320)	1,764	88,375	(50,326)
Foreign currency related items	-	(124)	8	1	-	-	-
Net realized and unrealized
gain (loss)	5,985	(93,395)	14,064	2,749	13,566	118,991	33,873

Net increase (decrease) in net assets
from operations	$ 7,096	$ 4,858	$ 17,049	$ 4,355	$ 13,403	$ 121,698	$ 41,316

(a) Dividends from affiliated investments	$ 49	$ 4,502	$ 240	$ 69	$ 45	$ 219	$ 429
(b) Period from April 30, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Variable Funds
Statements of Operations (in thousands)
For the Year Ended December 31, 2007
	JNL Variable Fund LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management
	S&P® 24	S&P® SMid	Select Small-	Technology	VIP	Value Line® 30
	Fund	60 Fund (b)	Cap Fund	Sector Fund	Fund	Fund
Investment income
Dividends (a)	$ 320	$ 811	$ 5,133	$ 538	$ 8,718	$ 9,393
Foreign taxes withheld	-	-	-	-	(505)	(90)
Interest	-	1	21	-	13	11
Securities lending	-	20	877	11	291	236
Total investment income	320	832	6,031	549	8,517	9,550

Expenses
Advisory fees	67	62	2,079	258	1,337	2,666
Administrative fees	27	25	1,082	111	684	1,406
12b-1 fees (Class A)	36	33	1,442	147	910	1,875
Legal fees	-	-	10	1	6	13
Licensing fees	2	1	-	17	169	1,406
Manager fees	1	-	20	2	12	25
Other expenses	-	1	17	1	9	15
Total expenses	133	122	4,650	537	3,127	7,406
Net investment income (loss)	187	710	1,381	12	5,390	2,144

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	953	(2,197)	47,677	3,377	64,817	123,923
Foreign currency related items	-	-	-	-	(39)	-
Net change in unrealized appreciation or
depreciation on:
Investments	81	(1,612)	(123,005)	4,776	(24,634)	35,051
Foreign currency related items	-	-	-	-	13	-
Net realized and unrealized
gain (loss)	1,034	(3,809)	(75,328)	8,153	40,157	158,974

Net increase (decrease) in net assets
from operations	$ 1,221	$ (3,099)	$ (73,947)	$ 8,165	$ 45,547	$ 161,118

(a) Dividends from affiliated investments	$ 10	$ 51	$ 1,032	$ 51	$ 416	$ 541
(b) Period from April 30, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Variable Funds
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007
	JNL Variable Fund LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon Capital	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Management	Capital	Capital	Capital	Capital
	Management	Management	Consumer	Management	Management	Management	Management
	25	Communications	Brands Sector	Dowsm 10	Dowsm Dividend	Financial	Global 15
Operations	Fund	Sector Fund	Fund	Fund	Fund	Sector Fund	Fund
Net investment income	$ 16,430	$ 1,769	$ 72	$ 25,655	$ 11,505	$ 1,383	$ 39,700
Net realized gain (loss)	40,920	6,000	2,750	4,099	24,856	4,387	128,723
Net change in unrealized appreciation
depreciation	(77,369)	(7,660)	(4,308)	(20,532)	(82,402)	(16,732)	(48,237)
Net increase in net assets from
operations	(20,019)	109	(1,486)	9,222	(46,041)	(10,962)	120,186

Distributions
From net investment income
Class A	(12,489)	(747)	(82)	-	-	(897)	-
Class B	(4)	(3)	(1)	-	-	(3)	-
From net realized gains on
investment transactions
Class A	(12,995)	(4,182)	(744)	-	-	(2,569)	-
Class B	(5)	(11)	(4)	-	-	(10)	-
Total distributions	(25,493)	(4,943)	(831)	-	-	(3,479)	-

Share transactions¹
Proceeds from the sale of shares
Class A	224,454	98,058	22,326	275,190	319,936	51,497	502,420
Class B	125	84	2	-	100	73	-
Proceeds in connection with acquisition
Class A	-	-	-	-	19,637	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	25,484	4,929	826	-	-	3,466	-
Class B	9	14	5	-	-	13	-
Cost of shares redeemed
Class A	(231,408)	(67,416)	(25,359)	(316,855)	(171,267)	(54,152)	(435,298)
Class B	(170)	(35)	(1)	-	-	(9)	-
Net increase (decrease) in net assets
from share transactions	18,494	35,634	(2,201)	(41,665)	168,406	888	67,122

Net increase (decrease) in net assets	(27,018)	30,800	(4,518)	(32,443)	122,365	(13,553)	187,308

Net assets beginning of period	733,153	56,104	23,695	847,894	278,522	68,723	1,121,001

Net assets end of period	$ 706,135	$ 86,904	$ 19,177	$ 815,451	$ 400,887	$ 55,170	$ 1,308,309

Undistributed (excess of distributions over)
net investment income	$ 16,436	$ 1,768	$ 73	$ -	$ 1,375	$ 1,330	$ -

¹Share transactions
Shares sold

Class A	15,519	15,218	1,755	20,681	26,549	3,443	23,141
Class B	9	12	-	-	10	5	-
Shares issued in connection with acquisition
Class A	-	-	-	-	1,718	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	1,903	869	75	-	-	282	-
Class B	1	3	-	-	-	1	-
Shares redeemed
Class A	(16,016)	(10,591)	(1,985)	(23,895)	(14,350)	(3,565)	(20,266)
Class B	(12)	(5)	-	-	-	(1)	-
Net increase (decrease)
Class A	1,406	5,496	(155)	(3,214)	13,917	160	2,875
Class B	(2)	10	-	-	10	5	-
Purchases and sales of investment
securities (excluding short-term
securities):
Purchases of securities	$ 517,842	$ 67,408	$ 15,465	$ 95,475	$ 561,886	$ 25,805	$ 537,828
Proceeds from sales of securities	495,791	33,453	18,440	111,122	404,724	26,503	435,900

The accompanying notes are an integral part of these Financial Statements.

JNL Variable Funds
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007
	JNL Variable Fund LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management	Management
	Healthcare	JNL 5	JNL Optimized 5	NYSE® International	Nasdaq® 25	Oil & Gas	S&P® 10
Operations	Sector Fund	Fund	Fund	25 Fund (a)	Fund	Sector Fund	Fund
Net investment income (loss)	$ 1,111	$ 98,253	$ 2,985	$ 1,606	$ (163)	$ 2,707	$ 7,443
Net realized gain (loss)	5,401	385,025	23,337	3,068	11,802	30,616	84,199
Net change in unrealized appreciation
depreciation	584	(478,420)	(9,273)	(319)	1,764	88,375	(50,326)
Net increase (decrease) in net assets
from operations	7,096	4,858	17,049	4,355	13,403	121,698	41,316

Distributions
From net investment income
Class A	(585)	(43,893)	(2,916)	(1,590)	-	(2,114)	-
Class B	(2)	(102)	(9)	(8)	-	(4)	-
From net realized gains on
investment transactions
Class A	(3,559)	(67,673)	(4,957)	(485)	-	(27,624)	-
Class B	(6)	(124)	(7)	(1)	-	(47)	-
Total distributions	(4,152)	(111,792)	(7,889)	(2,084)	-	(29,789)	-

Share transactions¹
Proceeds from the sale of shares
Class A	83,492	3,116,853	367,162	81,164	81,417	374,300	260,656
Class B	55	5,195	432	171	100	456	-
Proceeds in connection with acquisition
Class A	-	99,883	-	-	5,042	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	4,144	111,566	7,873	2,075	-	29,738	-
Class B	8	226	16	9	-	51	-
Cost of shares redeemed
Class A	(63,691)	(1,276,232)	(71,066)	(17,813)	(53,917)	(280,714)	(271,397)
Class B	(145)	(1,814)	(337)	(5)	-	(448)	-
Net increase (decrease) in net assets
from share transactions	23,863	2,055,677	304,080	65,601	32,642	123,383	(10,741)

Net increase (decrease) in net assets	26,807	1,948,743	313,240	67,872	46,045	215,292	30,575

Net assets beginning of period	86,640	3,746,288	94,597	-	65,366	301,233	803,010

Net assets end of period	$ 113,447	$ 5,695,031	$ 407,837	$ 67,872	$ 111,411	$ 516,525	$ 833,585

Undistributed (excess of distributions over)
net investment income	$ 1,110	$ 98,283	$ 51	$ 9	$ 19	$ 2,707	$ -

¹Share transactions
Shares sold

Class A	6,181	209,218	30,721	7,382	6,566	11,434	16,199
Class B	4	347	37	16	10	14	-
Shares issued in connection with acquisition
Class A	-	6,686	-	-	388	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	310	7,835	673	190	-	839	-
Class B	1	16	1	1	-	1	-
Shares redeemed
Class A	(4,702)	(85,885)	(6,173)	(1,583)	(4,462)	(8,643)	(16,825)
Class B	(11)	(122)	(28)	-	-	(13)	-
Net increase (decrease)
Class A	1,789	137,854	25,221	5,989	2,492	3,630	(626)
Class B	(6)	241	10	17	10	2	-
Purchases and sales of investment
securities (excluding short-term
securities):
Purchases of securities	$ 52,589	$ 6,188,389	$ 511,707	$ 94,692	$ 158,571	$ 208,101	$ 949,528
Proceeds from sales of securities	31,732	4,484,933	222,464	33,837	132,083	110,963	953,555

(a) Period from April 30, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Variable Funds
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2007
	JNL Variable Fund LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management
	S&P® 24	S&P® SMid	Select Small-	Technology	VIP	Value Line® 30
Operations	Fund	60 Fund (a)	Cap Fund	Sector Fund	Fund	Fund
Net investment income (loss)	$ 187	$ 710	$ 1,381	$ 12	$ 5,390	$ 2,144
Net realized gain (loss)	953	(2,197)	47,677	3,377	64,778	123,923
Net change in unrealized appreciation
depreciation	81	(1,612)	(123,005)	4,776	(24,621)	35,051
Net increase (decrease) in net assets
from operations	1,221	(3,099)	(73,947)	8,165	45,547	161,118

Distributions
From net investment income
Class A	-	(701)	-	-	(3,062)	-
Class B	-	(3)	-	-	(10)	-
From net realized gains on
investment transactions
Class A	-	(406)	(66,214)	(1,939)	(12,041)	-
Class B	-	(1)	(18)	(5)	(30)	-
Total distributions	-	(1,111)	(66,232)	(1,944)	(15,143)	-

Share transactions¹
Proceeds from the sale of shares
Class A	16,098	56,848	230,614	91,114	200,568	514,130
Class B	100	108	69	55	402	100
Proceeds in connection with acquisition
Class A	612	-	-	-	-	66,545
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	1,107	66,214	1,939	15,103	-
Class B	-	4	18	5	40	-
Cost of shares redeemed
Class A	(12,311)	(15,779)	(238,787)	(57,743)	(227,480)	(397,444)
Class B	-	-	(3)	(15)	(537)	-
Net increase (decrease) in net assets
from share transactions	4,499	42,288	58,125	35,355	(11,904)	183,331

Net increase (decrease) in net assets	5,720	38,078	(82,054)	41,576	18,500	344,449

Net assets beginning of period	17,705	-	722,200	63,004	431,544	822,541

Net assets end of period	$ 23,425	$ 38,078	$ 640,146	$ 104,580	$ 450,044	$ 1,166,990

Undistributed (excess of distributions over)
net investment income	$ -	$ 6	$ 1,381	$ 12	$ 5,353	$ 2,698

¹Share transactions
Shares sold
Class A	1,510	5,880	9,968	12,154	13,880	30,266
Class B	10	11	3	7	28	10
Shares issued in connection with acquisition
Class A	54	-	-	-	-	3,534
Class B	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	130	3,351	256	1,056	-
Class B	-	-	1	1	3	-
Shares redeemed
Class A	(1,177)	(1,626)	(10,276)	(8,010)	(15,804)	(24,049)
Class B	-	-	(1)	(2)	(37)	-
Net increase (decrease)
Class A	387	4,384	3,043	4,400	(868)	9,751
Class B	10	11	3	6	(6)	10
Purchases and sales of investment
securities (excluding short-term
securities):

Purchases of securities	$ 37,592	$ 71,581	$ 778,195	$ 58,052	$ 677,634	$ 1,639,481
Proceeds from sales of securities	33,563	30,628	761,374	24,780	680,633	1,499,843

(a) Period from April 30, 2007 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Variable Funds
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006
	JNL Variable Fund LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon Capital	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Management	Capital	Capital	Capital	Capital
	Management	Management	Consumer	Management	Management	Management	Management
	25	Communications	Brands Sector	Dowsm 10	Dowsm Dividend	Financial	Global 15
Operations	Fund	Sector Fund	Fund	Fund	Fund (a)	Sector Fund	Fund
Net investment income	$ 12,492	$ 750	$ 83	$ 23,428	$ 2,961	$ 962	$ 32,772
Net realized gain (loss)	12,760	4,028	517	6,717	168	2,416	63,591
Net change in unrealized appreciation
depreciation	49,412	5,683	2,103	147,892	21,442	5,414	196,114
Net increase in net assets from
operations	74,664	10,461	2,703	178,037	24,571	8,792	292,477

Distribution to shareholders
From net investment income
Class A	-	(566)	(18)	-	-	(644)	-
Class B	-	(4)	-	-	-	(2)	-
From net realized gains on
investment transactions
Class A	-	(881)	(330)	-	-	(403)	-
Class B	-	(3)	(2)	-	-	(1)	-
Total distributions to shareholders	-	(1,454)	(350)	-	-	(1,050)	-

Share transactions¹
Proceeds from the sale of shares
Class A	254,538	82,917	11,435	310,187	284,667	51,209	423,015
Class B	331	24	2	-	-	25	-
Proceeds in connection with acquisition
Class A	24,123	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	1,447	348	-	-	1,047	-
Class B	-	7	2	-	-	3	-
Cost of shares redeemed
Class A	(168,301)	(50,938)	(9,164)	(187,386)	(30,716)	(30,023)	(234,163)
Class B	(11)	(3)	-	-	-	(16)	-
Net increase (decrease) in net assets
from share transactions	110,680	33,454	2,623	122,801	253,951	22,245	188,852

Net increase (decrease) in net assets	185,344	42,461	4,976	300,838	278,522	29,987	481,329

Net assets beginning of period	547,809	13,643	18,719	547,056	-	38,736	639,672

Net assets end of period	$ 733,153	$ 56,104	$ 23,695	$ 847,894	$ 278,522	$ 68,723	$ 1,121,001

Undistributed (excess of distributions over)
net investment income	$ 12,492	$ 749	$ 84	$ -	$ -	$ 935	$ -

¹Share transactions
Shares sold

Class A	19,229	15,823	972	27,659	26,012	3,444	25,502
Class B	25	5	1	-	-	2	-
Shares issued in connection with acquisition
Class A	1,804	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	-	249	28	-	-	65	-
Class B	-	1	-	-	-	-	-
Shares redeemed
Class A	(12,679)	(9,616)	(780)	(16,699)	(2,786)	(2,046)	(14,096)
Class B	(1)	(1)	-	-	-	(1)	-
Net increase (decrease)
Class A	8,354	6,456	220	10,960	23,226	1,463	11,406
Class B	24	5	1	-	-	1	-
Purchases and sales of investment
securities (excluding short-term
securities):
Purchases of securities	$ 459,407	$ 71,957	$ 7,809	$ 199,071	$ 255,466	$ 34,175	$ 535,261
Proceeds from sales of securities	340,027	40,384	4,487	54,902	5,539	12,901	307,248

(a) Period from January 17, 2006 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Variable Funds
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006
	JNL Variable Fund LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management	Management
	Healthcare	JNL 5	JNL Optimized 5	Nasdaq® 25	Oil & Gas	S&P® 10	S&P® 24
Operations	Sector Fund	Fund	Fund (a)	Fund	Sector Fund	Fund	Fund (a)
Net investment income (loss)	$ 586	$ 43,748	$ 349	$ (349)	$ 2,118	$ 1,802	$ 25
Net realized gain (loss)	2,033	67,168	137	1,477	27,414	115,003	3
Net change in unrealized appreciation
depreciation	2,261	306,313	6,608	1,554	8,831	(86,039)	424
Net increase (decrease) in net assets
from operations	4,880	417,229	7,094	2,682	38,363	30,766	452

Distribution to shareholders
From net investment income
Class A	(392)	(9,321)	(351)	-	(1,039)	-	-
Class B	(1)	(20)	(2)	-	(1)	-	-
From net realized gains on
investment transactions
Class A	(1,904)	(1,703)	(23)	-	(13,462)	-	-
Class B	(5)	(3)	-	-	(27)	-	-
Total distributions to shareholders	(2,302)	(11,047)	(376)	-	(14,529)	-	-

Share transactions¹
Proceeds from the sale of shares
Class A	47,764	2,482,276	101,035	50,419	280,515	340,586	18,559
Class B	80	4,227	362	-	414	-	-
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	2,296	11,024	374	-	14,501	-	-
Class B	6	23	2	-	28	-	-
Cost of shares redeemed
Class A	(45,459)	(423,459)	(13,890)	(29,874)	(199,980)	(263,171)	(1,306)
Class B	(37)	(716)	(4)	-	(141)	-	-
Net increase (decrease) in net assets
from share transactions	4,650	2,073,375	87,879	20,545	95,337	77,415	17,253

Net increase (decrease) in net assets	7,228	2,479,557	94,597	23,227	119,171	108,181	17,705

Net assets beginning of period	79,412	1,266,731	-	42,139	182,062	694,829	-

Net assets end of period	$ 86,640	$ 3,746,288	$ 94,597	$ 65,366	$ 301,233	$ 803,010	$ 17,705

Undistributed (excess of distributions over)
net investment income	$ 586	$ 44,003	$ 4	$ -	$ 2,118	$ -	$ -

¹Share transactions
Shares sold
Class A	3,787	188,409	10,066	4,747	9,870	22,039	1,849
Class B	7	323	35	-	15	-	-
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Reinvestment of distributions
Class A	178	773	35	-	497	-	-
Class B	-	2	-	-	1	-	-
Shares redeemed
Class A	(3,619)	(32,478)	(1,366)	(2,859)	(7,210)	(17,143)	(130)
Class B	(3)	(54)	-	-	(5)	-	-
Net increase (decrease)
Class A	346	156,704	8,735	1,888	3,157	4,896	1,719
Class B	4	271	35	-	11	-	-
Purchases and sales of investment
securities (excluding short-term
securities):
Purchases of securities	$ 22,622	$ 2,821,157	$ 87,276	$ 68,591	$ 181,015	$ 594,682	$ 16,980
Proceeds from sales of securities	17,714	754,910	1,045	47,619	94,073	515,159	165

(a) Period from May 1, 2006 (commencement of operations)

The accompanying notes are an integral part of these Financial Statements.

JNL Variable Funds
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2006
	JNL Variable Fund LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital
	Management	Management	Management	Management
	Select Small-	Technology	VIP	Value Line® 30
Operations	Cap Fund	Sector Fund	Fund	Fund
Net investment income (loss)	$ (2,548)	$ (46)	$ 3,036	$ (1,001)
Net realized gain (loss)	67,981	1,391	11,591	44,052
Net change in unrealized appreciation
depreciation	(7,724)	2,736	27,600	(48,250)
Net increase (decrease) in net assets
from operations	57,709	4,081	42,227	(5,199)

Distribution to shareholders
From net investment income
Class A	-	-	(906)	-
Class B	-	-	(3)	-
From net realized gains on
investment transactions
Class A	-	(152)	(917)	-
Class B	-	-	(3)	-
Total distributions to shareholders	-	(152)	(1,829)	-

Share transactions¹
Proceeds from the sale of shares
Class A	256,908	42,878	227,515	631,472
Class B	128	35	840	-
Proceeds in connection with acquisition
Class A	20,093	-	-	-
Class B	-	-	-	-
Reinvestment of distributions
Class A	-	152	1,823	-
Class B	-	-	6	-
Cost of shares redeemed
Class A	(159,456)	(31,311)	(74,580)	(255,593)
Class B	-	(22)	(406)	-
Net increase (decrease) in net assets
from share transactions	117,673	11,732	155,198	375,879

Net increase (decrease) in net assets	175,382	15,661	195,596	370,680

Net assets beginning of period	546,818	47,343	235,948	451,861

Net assets end of period	$ 722,200	$ 63,004	$ 431,544	$ 822,541

Undistributed (excess of distributions over)
net investment income (loss)	$ 34	$ -	$ 3,075	$ -

¹Share transactions
Shares sold
Class A	11,448	6,552	18,170	40,690
Class B	6	5	68	-
Shares issued in connection with acquisition
Class A	843	-	-	-
Class B	-	-	-	-
Reinvestment of distributions
Class A	-	22	134	-
Class B	-	-	-	-
Shares redeemed
Class A	(7,104)	(4,911)	(5,946)	(16,667)
Class B	-	(3)	(32)	-
Net increase (decrease)
Class A	5,187	1,663	12,358	24,023
Class B	6	2	36	-
Purchases and sales of investment
securities (excluding short-term
securities):
Purchases of securities	$ 676,337	$ 30,937	$ 335,084	$ 748,054

Proceeds from sales of securities	575,466	18,715	175,654	360,341

JNL Variable Funds
Financial Highlights

		Increase (Decrease) from				Distributions from						Ratio of Net
	Net Asset	Investment Operations (d)				Net Realized		Supplemental Data			Ratio of	Investment
	Value,	Net	Net Realized	Total from	Distributions from	Gains on	Net Asset		Net Assets,		Expenses to	Income (Loss)
Period	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment	Value, End	Total	End of Period	Portfolio	Average Net	to Average
Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions	of Period	Return (b)	(in thousands)	Turnover	Assets (c)	Net Assets (c)
JNL/Mellon Capital Management 25 Fund

Class A
12/31/2007	$14.13	$0.31	$(0.70)	$(0.39)	$(0.24)	$(0.25)	$13.25	(2.83)%	$705,842	66%	0.64%	2.15%
12/31/2006	12.59	0.26	1.28	1.54	-	-	14.13	12.23	732,813	53	0.65	1.93
12/31/2005	12.97	0.21	(0.59)	(0.38)	-	-	12.59	(2.93)	547,809	68	0.65	2.25
12/31/2004	10.64	0.02	2.31	2.33	-	-	12.97	21.90	411,674	42	0.67	1.74
12/31/2003	8.01	0.12	2.51	2.63	-	-	10.64	32.83	164,658	33	0.81	4.11

Class B
12/31/2007	14.14	0.33	(0.69)	(0.36)	(0.17)	(0.25)	13.36	(2.59)	293	66	0.44	2.29
05/01(a) - 12/31/2006	13.41	0.19	0.54	0.73	-	-	14.14	5.44	340	53	0.45	2.12

JNL/Mellon Capital Management Communications Sector Fund

Class A
12/31/2007	5.88	0.13	0.11	0.24	(0.05)	(0.29)	5.78	4.30	86,673	38	0.72	1.98
12/31/2006	4.44	0.12	1.48	1.60	(0.06)	(0.10)	5.88	36.12	55,926	117	0.75	2.18
12/31/2005	4.93	0.21	(0.16)	0.05	(0.11)	(0.43)	4.44	0.96	13,529	56	0.73	3.71
12/31/2004	4.19	0.09	0.65	0.74	-	-	4.93	17.67	17,306	48	0.74	2.33
12/31/2003	3.15	0.02	1.02	1.04	-	-	4.19	33.02	8,244	149	0.91	0.46

Class B
12/31/2007	5.79	0.14	0.11	0.25	(0.09)	(0.29)	5.66	4.46	231	38	0.52	2.15
12/31/2006	4.40	0.12	1.49	1.61	(0.12)	(0.10)	5.79	36.68	178	117	0.55	2.32
12/31/2005	4.88	0.22	(0.16)	0.06	(0.11)	(0.43)	4.40	1.18	114	56	0.53	4.35
03/05(a)-12/31/2004	4.65	0.06	0.23	0.29	(0.06)	-	4.88	6.29	7	48	0.50	2.78

JNL/Mellon Capital Management Consumer Brands Sector Fund

Class A
12/31/2007	12.54	0.04	(1.03)	(0.99)	(0.05)	(0.45)	11.05	(7.86)	19,065	65	0.75	0.30
12/31/2006	11.22	0.05	1.46	1.51	(0.01)	(0.18)	12.54	13.44	23,575	23	0.75	0.42
12/31/2005	11.79	0.01	(0.29)	(0.28)	(0.01)	(0.28)	11.22	(2.41)	18,615	16	0.73	0.11
12/31/2004	10.71	0.02	1.06	1.08	-	-	11.79	10.08	15,128	47	0.74	0.14
12/31/2003	8.86	0.08	1.77	1.85	-	-	10.71	20.88	10,764	168	0.91	0.72

Class B
12/31/2007	12.61	0.07	(1.04)	(0.97)	(0.07)	(0.45)	11.12	(7.67)	112	65	0.55	0.53
12/31/2006	11.27	0.07	1.48	1.55	(0.03)	(0.18)	12.61	13.71	120	23	0.55	0.62
12/31/2005	11.81	0.04	(0.29)	(0.25)	(0.01)	(0.28)	11.27	(2.15)	104	16	0.52	0.32
03/05(a)-12/31/2004	11.14	0.03	0.64	0.67	-	-	11.81	6.01	5	47	0.51	0.48

(a) Commencement of operations.

(b) Total Return assumes reinvestment of all distributions for the respective period. Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.
(d) Calculated using the average shares method for periods ended after December 31, 2005.

JNL/Mellon Capital Management DowSM Dividend Fund
Class A
12/31/2007	$11.99	$0.37	$(1.57)	$(1.20)	$ -	$ -	$10.79	(10.01)	$400,792	110%	0.67%	3.08%
01/17(a) -12/31/2006	10.00	0.29	1.70	1.99	-	-	11.99	19.90	278,522	5	0.70	2.74

Class B
12/03(a)-12/31/2007	10.00	0.03	(0.57)	(0.54)	-	-	9.46	(5.40)	95	110	0.48	4.57

JNL/Mellon Capital Management Financial Sector Fund

Class A
12/31/2007	16.02	0.33	(3.12)	(2.79)	(0.22)	(0.63)	12.38	(17.36)	54,961	40	0.74	2.15
12/31/2006	13.71	0.29	2.27	2.56	(0.15)	(0.10)	16.02	18.68	68,536	27	0.75	1.99
12/31/2005	13.12	0.20	0.60	0.80	(0.15)	(0.06)	13.71	6.11	38,586	13	0.73	2.10
12/31/2004	11.57	0.19	1.37	1.56	(0.01)	-	13.12	13.48	29,318	5	0.74	1.88
12/31/2003	8.68	0.11	2.78	2.89	-	-	11.57	33.30	17,965	162	0.91	1.06

Class B
12/31/2007	15.93	0.36	(3.10)	(2.74)	(0.22)	(0.63)	12.34	(17.17)	209	40	0.54	2.38
12/31/2006	13.62	0.32	2.27	2.59	(0.18)	(0.10)	15.93	18.99	187	27	0.55	2.18
12/31/2005	13.01	0.22	0.60	0.82	(0.15)	(0.06)	13.62	6.32	150	13	0.52	2.26
03/05(a)-12/31/2004	12.50	0.15	0.50	0.65	(0.14)	-	13.01	5.21	12	5	0.52	2.24

JNL/Mellon Capital Management Global 15 Fund

Class A
12/31/2007	19.70	0.68	1.51	2.19	-	-	21.89	11.12	1,308,309	34	0.69	3.13
12/31/2006	14.06	0.64	5.00	5.64	-	-	19.70	40.11	1,121,001	36	0.70	3.87
12/31/2005	12.76	0.26	1.04	1.30	-	-	14.06	10.19	639,672	41	0.71	3.40
12/31/2004	9.96	0.13	2.67	2.80	-	-	12.76	28.11	395,405	16	0.72	3.24
12/31/2003	7.48	(0.22)	2.70	2.48	-	-	9.96	33.16	141,388	29	0.86	3.44

JNL/Mellon Capital Management Healthcare Sector Fund

Class A
12/31/2007	12.89	0.15	0.84	0.99	(0.08)	(0.46)	13.34	7.65	113,281	31	0.72	1.09
12/31/2006	12.47	0.09	0.68	0.77	(0.06)	(0.29)	12.89	6.19	86,404	22	0.73	0.74
12/31/2005	11.67	0.04	0.85	0.89	(0.03)	(0.06)	12.47	7.61	79,231	20	0.72	0.64
12/31/2004	11.28	0.05	0.34	0.39	-	-	11.67	3.46	48,625	7	0.74	0.58
12/31/2003	8.79	(0.03)	2.52	2.49	-	-	11.28	28.33	23,634	145	0.91	0.27

Class B
12/31/2007	12.91	0.17	0.84	1.01	(0.15)	(0.46)	13.31	7.83	166	31	0.52	1.28
12/31/2006	12.46	0.12	0.68	0.80	(0.06)	(0.29)	12.91	6.45	236	22	0.53	0.94
12/31/2005	11.64	0.07	0.84	0.91	(0.03)	(0.06)	12.46	7.80	181	20	0.51	0.82
03/05(a)-12/31/2004	11.89	0.05	(0.25)	(0.20)	(0.05)	-	11.64	(1.71)	29	7	0.53	0.81

JNL/Mellon Capital Management JNL 5 Fund

Class A
12/31/2007	14.31	0.29	(0.08)	0.21	(0.11)	(0.17)	14.24	1.50	5,684,481	90	0.64	1.95
12/31/2006	12.08	0.25	2.03	2.28	(0.04)	(0.01)	14.31	18.82	3,739,161	32	0.64	1.87
12/31/2005	10.91	0.09	1.08	1.17	-	-	12.08	10.75	1,264,000	13	0.65	1.69
10/04(a)-12/31/2004	10.00	0.03	0.91	0.94	(0.03)	-	10.91	9.37	87,331	9	0.72	2.44

Class B
12/31/2007	14.35	0.32	(0.07)	0.25	(0.14)	(0.17)	14.29	1.75	10,550	90	0.44	2.15
12/31/2006	12.10	0.28	2.02	2.30	(0.04)	(0.01)	14.35	18.99	7,127	32	0.44	2.08
12/31/2005	10.91	0.11	1.08	1.19	-	-	12.10	10.93	2,731	13	0.45	1.85
10/04(a)-12/31/2004	10.00	0.04	0.90	0.94	(0.03)	-	10.91	9.44	240	9	0.51	2.20

(a) Commencement of operations.

(b) Total Return assumes reinvestment of all distributions for the respective period. Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.
(d) Calculated using the average shares method for periods ended after December 31, 2005.

JNL/Mellon Capital Management JNL Optimized 5 Fund

Class A
12/31/2007	$10.79	$0.19	$1.27	$1.46	$(0.10)	$(0.16)		$ 11.99	13.58%	$407,297	116%	0.71%	1.58%
05/01(a) - 12/31/2006	10.00	0.08	0.75	0.83	(0.04)	0.00	(e)	10.79	8.34	94,219	2	0.76	1.19

Class B
12/31/2007	10.79	0.21	1.27	1.48	(0.20)	(0.16)		11.91	13.80	540	116	0.52	1.81
05/01(a) - 12/31/2006	10.00	0.11	0.73	0.84	(0.05)	0.00	(e)	10.79	8.46	378	2	0.55	1.58

JNL/Mellon Capital Management NYSE® International 25 Fund

Class A
04/30(a) - 12/31/2007	10.00	0.52	1.16	1.68	(0.29)	(0.09)		11.30	16.91	67,684	100	0.81	6.94

Class B
04/30(a) - 12/31/2007	10.00	0.49	1.19	1.68	(0.47)	(0.09)		11.12	17.03	188	100	0.61	6.66

JNL/Mellon Capital Management Nasdaq® 25 Fund

Class A
12/31/2007	11.26	(0.02)	2.18	2.16	-	-		13.42	19.18	111,306	161	0.74	(0.20)
12/31/2006	10.76	(0.07)	0.57	0.50	-	-		11.26	4.65	65,366	91	0.76	(0.67)
12/31/2005	10.87	-	(0.11)	(0.11)	-	-		10.76	(1.01)	42,139	38	0.76	(0.10)
10/04(a)-12/31/2004	10.00	-	0.87	0.87	-	-		10.87	8.70	9,087	59	0.76	(0.24)

Class B
12/03(a)-12/31/2007	10.00	-	0.52	0.52	-	-		10.52	5.20	105	161	0.54	0.42

JNL/Mellon Capital Management Oil & Gas Sector Fund

Class A
12/31/2007	28.99	0.23	9.91	10.14	(0.16)	(2.14)		36.83	35.29	515,660	28	0.67	0.67
12/31/2006	25.21	0.23	5.02	5.25	(0.11)	(1.36)		28.99	20.79	300,626	37	0.68	0.83
12/31/2005	18.84	0.09	6.84	6.93	(0.04)	(0.52)		25.21	36.79	181,807	34	0.68	0.82
12/31/2004	14.13	0.09	4.62	4.71	-	-		18.84	33.33	60,910	44	0.73	0.90
12/31/2003	10.72	0.08	3.33	3.41	-	-		14.13	31.81	9,136	141	0.91	0.65

Class B
12/31/2007	29.21	0.29	10.01	10.30	(0.20)	(2.14)		37.17	35.57	865	28	0.47	0.85
12/31/2006	25.31	0.28	5.05	5.33	(0.07)	(1.36)		29.21	21.05	607	37	0.49	0.98
12/31/2005	18.88	0.15	6.84	6.99	(0.04)	(0.52)		25.31	37.03	255	34	0.48	1.03
03/05(a)-12/31/2004	15.40	0.13	3.35	3.48	-	-		18.88	22.60	7	44	0.51	1.16

JNL/Mellon Capital Management S&P® 10 Fund

Class A
12/31/2007	15.50	0.14	0.64	0.78	-	-	16.28	5.03	833,585	111	0.65	0.87
12/31/2006	14.81	0.04	0.65	0.69	-	-	15.50	4.66	803,010	68	0.65	0.24
12/31/2005	10.79	(0.03)	4.05	4.02	-	-	14.81	37.26	694,829	67	0.66	(0.03)
12/31/2004	9.17	0.04	1.58	1.62	-	-	10.79	17.67	361,518	62	0.67	0.83
12/31/2003	7.71	0.02	1.44	1.46	-	-	9.17	18.94	155,143	49	0.81	0.69

(a) Commencement of operations.

(b) Total Return assumes reinvestment of all distributions for the respective period. Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.
(d) Calculated using the average shares method for periods ended after December 31, 2005.
(e) Distributions of $0.00 represent amounts less than $0.005.

JNL/Mellon Capital Management S&P® 24 Fund

Class A
12/31/2007	$10.30	$0.11	$0.67	$0.78	$ -	$ -	$11.08	7.57%	$23,326	184%	0.73%	1.03%
05/01(a) - 12/31/2006	10.00	0.03	0.27	0.30	-	-	10.30	3.00	17,705	2	0.74	0.40

Class B
12/03(a)-12/31/2007	10.00	-	(0.11)	(0.11)	-	-	9.89	(1.10)	99	184	0.54	0.06

JNL/Mellon Capital Management S&P® SMid 60 Fund

Class A
04/30(a) - 12/31/2007	10.00	0.27	(1.34)	(1.07)	(0.17)	(0.10)	8.66	(10.71)	37,981	130	0.73	4.26

Class B
04/30(a) - 12/31/2007	10.00	0.24	(1.30)	(1.06)	(0.28)	(0.10)	8.56	(10.58)	97	130	0.53	3.81

JNL/Mellon Capital Management Select Small-Cap Fund

Class A
12/31/2007	23.79	0.04	(2.46)	(2.42)	-	(2.20)	19.17	(10.45)	639,967	107	0.65	0.19
12/31/2006	21.73	(0.09)	2.15	2.06	-	-	23.79	9.48	722,069	91	0.65	(0.40)
12/31/2005	19.95	(0.06)	1.84	1.78	-	-	21.73	8.92	546,818	72	0.65	0.32
12/31/2004	17.72	-	2.23	2.23	-	-	19.95	12.58	356,230	74	0.67	0.03
12/31/2003	11.97	(0.05)	5.80	5.75	-	-	17.72	48.04	170,156	39	0.81	(0.12)

Class B
12/31/2007	23.81	0.10	(2.49)	(2.39)	-	(2.20)	19.22	(10.32)	179	107	0.45	0.43
05/01(a) - 12/31/2006	24.18	(0.03)	(0.34)	(0.37)	-	-	23.81	(1.53)	131	91	0.45	(0.19)

JNL/Mellon Capital Management Technology Sector Fund

Class A
12/31/2007	6.84	-	0.99	0.99	-	(0.15)	7.68	14.56	104,335	33	0.73	0.02
12/31/2006	6.27	(0.01)	0.60	0.59	-	(0.02)	6.84	9.36	62,827	39	0.75	(0.10)
12/31/2005	6.20	(0.02)	0.17	0.15	(0.06)	(0.02)	6.27	2.43	47,194	30	0.73	(0.15)
12/31/2004	6.13	0.08	(0.01)	0.07	-	-	6.20	1.14	37,014	8	0.74	1.81
12/31/2003	4.22	(0.04)	1.95	1.91	-	-	6.13	45.26	20,434	156	0.91	(0.65)

Class B
12/31/2007	6.88	0.02	0.99	1.01	-	(0.15)	7.74	14.77	245	33	0.53	0.21
12/31/2006	6.30	0.01	0.59	0.60	-	(0.02)	6.88	9.47	177	39	0.55	0.10
12/31/2005	6.22	(0.10)	0.26	0.16	(0.06)	(0.02)	6.30	2.58	149	30	0.52	0.06
03/05(a) -12/31/2004	6.17	0.12	(0.07)	0.05	-	-	6.22	0.81	16	8	0.52	3.96

JNL/Mellon Capital Management VIP Fund

Class A
12/31/2007	13.56	0.17	1.30	1.47	(0.10)	(0.38)	14.55	10.91	448,864	148	0.69	1.18
12/31/2006	12.15	0.12	1.35	1.47	(0.03)	(0.03)	13.56	12.08	430,362	53	0.69	0.92
12/31/2005	11.10	0.05	1.04	1.09	-	(0.04)	12.15	9.78	235,320	20	0.71	0.75
10/04(a)-12/31/2004	10.00	0.02	1.10	1.12	(0.02)	-	11.10	11.17	22,124	56	0.76	1.26

Class B
12/31/2007	13.61	0.20	1.29	1.49	(0.13)	(0.38)	14.59	11.07	1,180	148	0.49	1.36
12/31/2006	12.17	0.14	1.36	1.50	(0.03)	(0.03)	13.61	12.34	1,182	53	0.49	1.12
12/31/2005	11.09	0.08	1.04	1.12	-	(0.04)	12.17	10.06	628	20	0.51	0.94
10/04(a)-12/31/2004	10.00	0.03	1.08	1.11	(0.02)	-	11.09	11.13	111	56	0.55	1.10

JNL/Mellon Capital Management Value Line® 30 Fund

Class A
12/31/2007	15.70	0.04	3.03	3.07	-	-	18.77	19.55	1,166,889	159	0.79	0.23
12/31/2006	15.92	(0.02)	(0.20)	(0.22)	-	-	15.70	(1.38)	822,541	55	0.79	(0.15)
12/31/2005	11.47	-	4.45	4.45	-	-	15.92	38.80	451,861	18	0.81	(0.11)
10/04(a)-12/31/2004	10.00	(0.01)	1.48	1.47	-	-	11.47	14.70	33,055	21	0.87	(0.52)

Class B
12/03(a)-12/31/2007	10.00	0.02	0.11	0.13	-	-	10.13	1.30	101	159	0.59	3.20

(a) Commencement of operations.

(b) Total Return assumes reinvestment of all distributions for the respective period. Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c) Annualized for periods less than one year.
(d) Calculated using the average shares method for periods ended after December 31, 2005.

The accompanying notes are an integral part of these Financial Statements.

JNL Variable Funds

Notes to the Financial Statements

NOTE 1. ORGANIZATION

The JNL Variable Fund LLC is a limited liability company organized under the laws of Delaware, by an Operating Agreement dated February 11, 1999 as amended December 13, 2001. The JNL Variable Funds are registered with the U.S. Securities and Exchange Commission as non-diversified funds under the Investment Company Act of 1940, as amended (“1940 Act”). The JNL Variable Fund LLC includes the following twenty (20) separate Funds, (each a “Fund”, and collectively, “Funds"), each subadvised by Mellon Capital Management Corp.: JNL/Mellon Capital Management 25 Fund, JNL/Mellon Capital Management Communications Sector Fund, JNL/Mellon Capital Management Consumer Brands Sector Fund, JNL/Mellon Capital Management DowSM 10 Fund, JNL/Mellon Capital Management DowSM Dividend Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon Capital Management Global 15 Fund, JNL/Mellon Capital Management Healthcare Sector Fund, JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management JNL Optimized 5 Fund, JNL/Mellon Capital Management NYSE® International 25 Fund, JNL/Mellon Capital Management Nasdaq® 25 Fund, JNL/Mellon Capital Management Oil & Gas Sector Fund, JNL/Mellon Capital Management S&P® 10 Fund, JNL/Mellon Capital Management S&P® 24 Fund, JNL/Mellon Capital Management S&P® SMid 60 Fund, JNL/Mellon Capital Management Select Small-Cap Fund, JNL/Mellon Capital Management Technology Sector Fund, JNL/Mellon Capital Management VIP Fund, and JNL/Mellon Capital Management Value Line® 30 Fund. The composition of portfolios for certain Funds is determined on an annual basis utilizing stock selection criteria described in the Funds' prospectus.

All Funds except for JNL/Mellon Capital Management DowSM 10 Fund, JNL/Mellon Capital Management S&P® 10 Fund, and JNL/Mellon Capital Management Global 15 Fund are regulated investment companies (collectively, “RIC Funds”) and offer Class A and Class B shares. The two classes differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

Effective April 27, 2007, JNL/Mellon Capital Management JNL 5 Fund acquired: JNL/Mellon Capital Management DowSM 10 Fund (NY); JNL/Mellon Capital Management Global 15 Fund (NY); and JNL/Mellon Capital Management S&P® 10 Fund (NY). See Note 5 for additional information regarding this acquisition.

Effective December 3, 2007, JNL/Mellon Capital Management DowSM Dividend Fund acquired JNL/Mellon Capital Management DowSM Dividend Fund (NY), JNL/Mellon Capital Management Nasdaq® 15 Fund acquired JNL/Mellon Capital Management Nasdaq® 15 Fund (NY), JNL/Mellon Capital Management S&P® 24 Fund acquired the JNL/Mellon Capital Management S&P® 24 Fund (NY), and JNL/Mellon Capital Management Value Line® 25 Fund acquired the JNL/Mellon Capital Management Value Line® 25 Fund (NY). Additionally, the JNL/Mellon Capital Management Nasdaq® 15 Fund was renamed JNL/Mellon Capital Management Nasdaq® 25 Fund and JNL/Mellon Capital Management Value Line® 25 Fund was renamed JNL/Mellon Capital Management Value Line® 30 Fund. As a result of the aforementioned mergers, the four acquiring funds now qualify as RIC Funds and the JNLNY Variable Fund I LLC will be dissolved. See Note 5 for additional information regarding these acquisitions.

Jackson National Asset Management, LLC ("JNAM"), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson"), serves as investment adviser ("Adviser") to each of the Funds. Shares are presently offered to Jackson and its separate accounts to fund the benefits of variable annuity and variable life policies. Shares are also sold to qualified retirement plans and the JNL/S&P Funds.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications – Under the Funds’ organizational documents, its officers and Managers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Funds’ contracts with service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Security Valuation – The net asset value shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. Stocks and investment funds traded on an exchange are generally valued on the basis of prices furnished by approved pricing services and may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in absence of a sale. Investments in mutual funds and the securities lending collateral investment are valued at the net asset value per share determined as of the close of the NYSE on the valuation date. Stocks not listed on a national or foreign stock exchange are generally valued on the basis of prices furnished by approved pricing services and may be valued at the closing bid price on the over-the-counter market.

Pursuant to procedures adopted by the Board of Managers (“Board”) of the Funds, the Funds may utilize international Fair Value Pricing (“FVP”). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following day, as well as company specific or geography specific developments. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the fund holdings, such that shareholder transactions receive a fair net asset value.

A security for which no quotations are readily available or a quotation is not reflective of the value of such security shall be “fair valued” pursuant to the Board approved procedures. In general, the “fair value” of a security shall be the amount the owner of such security might reasonably expect to receive upon its current sale.

Security Transactions and Investment Income - Security transactions are recorded on the trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income is accrued daily. Realized gains and losses are determined on the specific identification basis.

Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

JNL Variable Funds

Notes to the Financial Statements (continued)

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars generally using exchange rates in effect as of 4:00 P.M. Eastern Time. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments, respectively. Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges. Net change in unrealized appreciation or depreciation on foreign currency related items arises from changes in the fair value of assets and liabilities, other than investments in securities, at period end resulting from changes in exchange rates.

Forward Foreign Currency Contracts - A Fund may enter into forward foreign currency contracts, generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales or to minimize foreign currency risk on portfolio securities denominated in foreign currencies. All contracts are marked-to-market daily based on the forward currency exchange rate. The change in market value is recorded as a receivable or payable from forward currency contracts. When a contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the receivable or payable related to foreign currency contracts reflected in the Statements of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract.

Securities Loaned - The Funds have entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Funds receive a fee equal to a percentage of the net income generated by the collateral held during each lending transaction. The custodian is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund (a pooled investment fund approved by the Adviser). In the event of bankruptcy or other default of the borrower, a Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. The Funds bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

Distributions to Shareholders – The amount and timing of distributions for RIC Funds are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. For all RIC Funds, dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, for RIC Funds will be distributed at least annually, to the extent they exceed available capital loss carryforwards. For all other Funds, no distributions of net investment income or realized capital gains are required; therefore, undistributed net investment income/(accumulated loss) and accumulated net realized gain/loss are reclassed to paid-in capital on a semi-annual basis.

Federal Income Taxes - Each RIC Fund is a separate taxpayer for federal income tax purposes. Each RIC Fund intends to qualify as a regulated investment company and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Ordinary income and net capital gain distributions paid by the RIC Funds are subject to federal taxation. Effective December 3, 2007, JNL/Mellon Capital Management DowSM Dividend Fund, JNL/Mellon Capital Management Nasdaq® 25 Fund, JNL/Mellon Capital Management S&P® 24 Fund, and JNL/Mellon Capital Management Value Line® 30 Fund each elected to be taxed as a corporation.

NOTE 3. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with JNAM, whereby, JNAM provides investment management and transfer agency services. Each Fund pays JNAM an annual fee, computed daily and payable monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid to Mellon Capital Management Corp. as compensation for their sub-advisory services.

The following is a schedule of the fees each Fund is currently obligated to pay JNAM:

Assets	Annual Rate
$0 to $50 million	0.37%
$50 million to $100 million	0.31
$100 million to $750 million	0.28
Over $750 million	0.27

Administrative Fee – JNAM also serves as the “Administrator” to the Funds. In addition to the investment advisory fee, each Fund pays JNAM an annual administrative fee, accrued daily and payable monthly, of 0.15% of the average daily net assets of each Fund, except for the JNL/Mellon Capital Management Global 15 Fund and the JNL/Mellon Capital Management NYSE® International 25 Fund, which each pay JNAM an annual administrative fee of 0.20% of the average daily net assets.

In return for the Administrative Fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody, printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees, and a portion of the costs associated with the Chief Compliance Officer.

JNL Variable Funds

Notes to the Financial Statements (continued)

12b-1 Fee - The Funds have adopted a Distribution Plan under the provisions of Rule 12b-1 of the 1940 Act for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund's Class A shares (through the sale of variable insurance products funded by the JNL Variable Funds). Jackson National Life Distributors LLC ("JNLD") is the principal underwriter of the Funds, with responsibility for promoting sales of their shares. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. JNLD is a wholly-owned subsidiary of Jackson and is an affiliate of JNAM. The maximum 12b-1 fee allowed is 0.20% of the average daily net assets attributable to the Class A shares. Amounts charged pursuant to the Distribution Plan are reflected in the Statements of Operations as "12b-1 fees (Class A)."

Deferred Compensation Plan – Effective January 1, 2007, the Funds adopted a Deferred Compensation Plan whereby non-interested Managers may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, shall be treated as if invested and reinvested in shares of one or more other funds offered by the Advisor at the discretion of the applicable Manager. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Prior to January 1, 2007, Managers were able to defer the receipt of their compensation. Deferred amounts under that plan are credited an annual rate of return of 5%. Liabilities related to deferred balances are included in the Manager fees payable in the Statements of Assets and Liabilities. Expenses associated with deferred balances are included in the Manager fees set forth in the Statements of Operations.

Investments in affiliates - During the year ended December 31, 2007, certain Funds invested in a money market fund for temporary purposes, which is managed by JNAM. Certain Funds participating in securities lending receive cash collateral, which is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund which is also considered an affiliate of the Funds. The JNL/Mellon Capital Management Financial Sector Fund invested in Bank of New York Mellon Corp., the parent company of its subadvisor. The total market value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities, and the associated income is disclosed separately in the Statements of Operations.

NOTE 4. FEDERAL INCOME TAX MATTERS

The following information is presented on an income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions.The Funds comprising JNL Variable Fund LLC, except for the RIC Funds, are each a limited liability company with its interests owned by a single interest: Jackson National Separate Account-I. Accordingly, such Funds are not considered separate entities for income tax purposes, and therefore, are taxed as part of the operations of Jackson and are not taxed separately. Under current tax law, interest and dividend income and capital gains of the JNL Variable Funds are not currently taxable when left to accumulate within a variable annuity contract.

The following represents capital and/or currency losses (in thousands) realized after October 31, 2007 (“Post-October losses”), which were deferred for tax purposes to the first day of the following fiscal year:

Amount
JNL/Mellon Capital Management JNL Optimized 5 Fund	$16

Permanent differences between book and tax basis reporting for the 2007 fiscal year have been identified and appropriately reclassified within the capital accounts based on their federal tax basis treatment as indicated below (in thousands). Temporary differences do not require reclassification. Permanent differences may include but are not limited to: foreign currency reclassifications, reclassifications on the sale of PFIC or REIT securities, net operating losses, and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed	Accumulated
	Net Investment	Net Realized	Paid- in
	Income	Gain (Loss)	Capital
JNL/Mellon Capital Management 25 Fund	$7	$(7)	$-
JNL/Mellon Capital Management DowSM Dividend Fund	-	(15,959)	15,959
JNL/Mellon Capital Management Financial Sector Fund	(84)	84	-
JNL/Mellon Capital Management JNL 5 Fund	22	(22)	-
JNL/Mellon Capital Management JNL Optimized 5 Fund	(13)	13	-
JNL/Mellon Capital Management NYSE® International 25 Fund	1	(1)	-
JNL/Mellon Capital Management Nasdaq® 25 Fund	-	(5,751)	5,751
JNL/Mellon Capital Management S&P® 24 Fund	3	(772)	769
JNL/Mellon Capital Management Select Small-Cap Fund	(34)	34	-
JNL/Mellon Capital Management VIP Fund	(40)	40	-
JNL/Mellon Capital Management Value Line® 30 Fund	-	(125,114)	125,114

JNL Variable Funds

Notes to the Financial Statements (continued)

As of December 31, 2007, the cost of investments, the components of net unrealized appreciation/(depreciation) and the undistributed net ordinary income and net long-term capital gains for income tax purposes for the RIC Funds (in thousands) are as follows:

					Tax Components of
					Distributable Earnings
	Tax	Gross	Gross	Net Unrealized	Undistributed	Undistributed
	Cost of	Unrealized	Unrealized	Appreciation/	Ordinary	Long Term
	Investments	Appreciation	Depreciation	(Depreciation)	Income *	Capital Gain
JNL/Mellon Capital Management 25 Fund	$ 824,581	$ 53,393	$ (79,766)	$ (26,373)	$ 31,584	$ 27,742
JNL/Mellon Capital Management Communications Sector Fund	108,121	7,430	(9,767)	(2,337)	2,833	4,838
JNL/Mellon Capital Management Consumer Brands Sector Fund	24,384	873	(3,733)	(2,860)	281	3,325
JNL/Mellon Capital Management DowSM Dividend Fund	542,800	2,385	(82,579)	(80,194)	2,531	-
JNL/Mellon Capital Management Financial Sector Fund	74,038	3,241	(11,791)	(8,550)	1,477	5,316
JNL/Mellon Capital Management Healthcare Sector Fund	121,801	13,125	(10,407)	2,718	1,476	6,828
JNL/Mellon Capital Management JNL 5 Fund	6,742,300	255,655	(547,696)	(292,041)	349,024	322,610
JNL/Mellon Capital Management JNL Optimized 5 Fund	443,284	12,866	(22,794)	(9,928)	21,321	4,483
JNL/Mellon Capital Management NYSE® International 25 Fund	79,767	2,744	(4,401)	(1,657)	3,927	-
JNL/Mellon Capital Management Nasdaq® 25 Fund	115,924	6,799	(4,927)	1,872	3,564	-
JNL/Mellon Capital Management Oil & Gas Sector Fund	476,856	123,092	(4,083)	119,009	5,191	28,572
JNL/Mellon Capital Management S&P® 24 Fund	25,333	1,037	(1,704)	(667)	389	14
JNL/Mellon Capital Management S&P® SMid 60 Fund	55,650	14,916	(20,416)	(5,500)	1,291	-
JNL/Mellon Capital Management Select Small-Cap Fund	873,701	84,396	(142,734)	(58,338)	37,218	16,861
JNL/Mellon Capital Management Technology Sector Fund	116,490	13,676	(7,048)	6,628	146	4,604
JNL/Mellon Capital Management VIP Fund	535,459	35,076	(40,827)	(5,751)	61,804	32,179
JNL/Mellon Capital Management Value Line® 30 Fund	1,287,853	102,029	(111,416)	(9,387)	21,823	2,274

*Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of the distributions paid during the period ended December 31, 2007, were as follows (in thousands):

	Ordinary	Long-term
	Income *	Capital Gain **

JNL/Mellon Capital Management 25 Fund	$12,493	$13,000
JNL/Mellon Capital Management Communications Sector Fund	3,773	1,170
JNL/Mellon Capital Management Consumer Brands Sector Fund	118	713
JNL/Mellon Capital Management Financial Sector Fund	991	2,488
JNL/Mellon Capital Management Healthcare Sector Fund	816	3,336
JNL/Mellon Capital Management JNL 5 Fund	107,536	4,256
JNL/Mellon Capital Management JNL Optimized 5 Fund	7,006	883
JNL/Mellon Capital Management NYSE® International 25 Fund	2,084	-
JNL/Mellon Capital Management Oil & Gas Sector Fund	4,351	25,438
JNL/Mellon Capital Management S&P® SMid 60 Fund	1,111	-
JNL/Mellon Capital Management Select Small-Cap Fund	56,966	9,266
JNL/Mellon Capital Management Technology Sector Fund	64	1,880
JNL/Mellon Capital Management VIP Fund	14,445	698

JNL Variable Funds

Notes to the Financial Statements (continued)

The tax character of the distributions paid during the period ended December 31, 2006, were as follows (in thousands):

	Ordinary	Long-term
	Income *	Capital Gain

JNL/Mellon Capital Management Communications Sector Fund	$825	$629
JNL/Mellon Capital Management Consumer Brands Sector Fund	46	304
JNL/Mellon Capital Management Financial Sector Fund	685	364
JNL/Mellon Capital Management Healthcare Sector Fund	482	1,820
JNL/Mellon Capital Management JNL 5 Fund	10,571	476
JNL/Mellon Capital Management JNL Optimized 5 Fund	376	-
JNL/Mellon Capital Management Oil & Gas Sector Fund	3,292	11,237
JNL/Mellon Capital Management Technology Sector Fund	45	107
JNL/Mellon Capital Management VIP Fund	1,793	35

*Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

**The fund hereby designates these amounts paid during the fiscal year ended December 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852 (b)(3).

NOTE 5. FUND ACQUISITION

On April 27, 2007, the JNL/Mellon Capital Management JNL 5 Fund (“Acquiring Fund”) completed the following Fund acquisitions by a taxable exchange of Class A shares (in thousands) pursuant to a plan of reorganization approved by the Board of Managers on February 7, 2007:

		Shares of	Of Acquired Fund
		Acquiring	on Acquisition Date:
	Merger	Fund Issued	Shares	Net
Acquired Fund	Tax Status	In Exchange	Outstanding	Assets

JNL/Mellon Capital Management DowSM 10 Fund (NY)	Taxable	1,744	1,387	$26,057
JNL/Mellon Capital Management Global 15 Fund (NY)	Taxable	3,109	1,748	46,447
JNL/Mellon Capital Management S&P® 10 Fund (NY)	Taxable	1,833	1,355	27,379

The aggregate net assets (in thousands) of the Acquiring Fund were $4,659,283 immediately before the acquisition.

On December 3, 2007, the JNL/Mellon Capital Management DowSM Dividend Fund, JNL/Mellon Capital Management Nasdaq® 25 Fund, JNL/Mellon Capital Management S&P® 24 Fund, and JNL/Mellon Capital Management Value Line® 30 Fund completed the following Fund acquisitions of similarly managed JNLNY Variable Fund LLC Funds by a taxable exchange of Class A shares pursuant to a plan of reorganization approved by the Board of Managers on September 26, 2007:

		Shares of	Of Acquired Fund
		Acquiring	on Acquisition Date:
	Merger	Fund Issued	Shares	Net
Acquired Fund	Tax Status	In Exchange	Outstanding	Assets

JNL/Mellon Capital Management DowSM Dividend Fund (NY)	Taxable	1,718	1,715	$19,637
JNL/Mellon Capital Management Nasdaq® 15 Fund (NY)	Taxable	388	388	5,042
JNL/Mellon Capital Management S&P® 24 Fund (NY)	Taxable	54	54	612
JNL/Mellon Capital Management Value Line® 25 Fund (NY)	Taxable	3,534	3,556	66,545

The aggregate net assets (in thousands) of the JNL/Mellon Capital Management DowSM Dividend Fund, JNL/Mellon Capital Management Nasdaq® 15 Fund, JNL/Mellon Capital Management S&P® 24 Fund, and JNL/Mellon Capital Management Value Line® 30 Fund were $400,884, $100,470, $21,813, and $1,101,135, respectively, immediately before the acquisition.

Net assets of $24,123 and $20,093 acquired by JNL/Mellon Capital Management 25 Fund and JNL/Mellon Capital Management Select Small-Cap Fund, respectively, in connection with acquisitions completed during the year ended December 31, 2006, are reflected in the applicable Statements of Changes in Net Assets.

JNL Variable Funds

Notes to the Financial Statements (continued)

NOTE 6. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as an expense in the current year. The required timeframe for the adoption of FIN 48 is the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 requires that management evaluate the tax positions taken in returns that remain subject to examination by the Funds' major tax jurisdictions.  At December 31, 2007, returns subject to examination include those filed for the period ended December 31, 2004 and thereafter. Management completed an evaluation of the Funds’ tax positions for the applicable periods as of December 31, 2007. Based on that evaluation, management concluded that the adoption of FIN 48 did not affect the Funds’ financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management is in the process of analyzing the impact of SFAS No. 157. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for future periods.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Managers

JNL Variable Fund LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within JNL Variable Fund LLC (the “Funds”) as listed in Note 1 of the financial statements as of December 31, 2007, and the related statements of operations for the year or period then ended, the statements of changes in net assets and financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2007, the results of their operations, changes in their net assets, and the financial highlights for each of the years or periods indicated herein, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois

February 25, 2008

Disclosure of Fund Expenses (Unaudited)

Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, 12b-1 fees (Class A shares) and other daily operating expenses. Operating expenses such as these are deducted from each Fund's gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses paid during this period.

Hypothetical 5% Return. The information in this section can be used to compare each Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons because the U.S. Securities and Exchange Commission requires all mutual funds to make the 5% calculation.

Actual Fund Return				Hypothetical 5% Return
Beginning	Ending		Expenses	Beginning	Ending		Expenses
Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
Value	Value	Expense	During	Value	Value	Expense	During
7/1/2007	12/31/2007	Ratios	Period	7/1/2007	12/31/2007	Ratios	Period

JNL/Mellon Capital Management 25 Fund
Class A	$ 1,000.00	$ 910.50	0.64%	$ 3.10	$ 1,000.00	$ 1,021.96	0.64%	$ 3.28
Class B	1,000.00	911.60	0.44	2.13	1,000.00	1,022.97	0.44	2.26
JNL/Mellon Capital Management Communications Sector Fund
Class A	1,000.00	908.60	0.72	3.44	1,000.00	1,021.60	0.72	3.65
Class B	1,000.00	909.50	0.52	2.48	1,000.00	1,022.61	0.52	2.63
JNL/Mellon Capital Management Consumer Brands Sector Fund
Class A	1,000.00	885.30	0.75	3.56	1,000.00	1,021.43	0.75	3.82
Class B	1,000.00	886.80	0.55	2.61	1,000.00	1,022.44	0.55	2.80
JNL/Mellon Capital Management DowSM 10 Fund
Class A	1,000.00	929.10	0.66	3.23	1,000.00	1,021.86	0.66	3.38
JNL/Mellon Capital Management DowSM Dividend Fund
Class A	1,000.00	876.50	0.67	3.18	1,000.00	1,021.81	0.67	3.43
Class B	1,000.00	946.00	0.48	0.36	1,000.00	1,024.84	0.48	2.46
JNL/Mellon Capital Management Financial Sector Fund
Class A	1,000.00	833.10	0.74	3.43	1,000.00	1,021.47	0.74	3.78
Class B	1,000.00	834.60	0.54	2.51	1,000.00	1,022.47	0.54	2.76
JNL/Mellon Capital Management Global 15 Fund
Class A	1,000.00	960.90	0.69	3.43	1,000.00	1,021.71	0.69	3.53
JNL/Mellon Capital Management Healthcare Sector Fund
Class A	1,000.00	1,019.60	0.72	3.64	1,000.00	1,021.60	0.72	3.64
Class B	1,000.00	1,020.60	0.52	2.62	1,000.00	1,022.61	0.52	2.63
JNL/Mellon Capital Management JNL 5 Fund
Class A	1,000.00	938.30	0.64	3.10	1,000.00	1,022.00	0.64	3.24
Class B	1,000.00	939.80	0.44	2.13	1,000.00	1,023.01	0.44	2.22
JNL/Mellon Capital Management JNL Optimized 5 Fund
Class A	1,000.00	1,043.90	0.70	3.62	1,000.00	1,021.66	0.70	3.58
Class B	1,000.00	1,044.20	0.51	2.61	1,000.00	1,022.66	0.51	2.58
JNL/Mellon Capital Management NYSE® International 25 Fund
Class A	1,000.00	1,114.50	0.81	4.30	1,000.00	1,021.14	0.81	4.11
Class B	1,000.00	1,115.60	0.61	3.24	1,000.00	1,022.14	0.61	3.10
JNL/Mellon Capital Management Nasdaq® 25 Fund
Class A	1,000.00	1,113.70	0.74	3.92	1,000.00	1,021.49	0.74	3.75
Class B	1,000.00	1,052.00	0.54	0.42	1,000.00	1,024.79	0.54	2.75
JNL/Mellon Capital Management Oil & Gas Sector Fund
Class A	1,000.00	1,138.80	0.67	3.61	1,000.00	1,021.83	0.67	3.41
Class B	1,000.00	1,139.90	0.47	2.54	1,000.00	1,022.84	0.47	2.40
JNL/Mellon Capital Management S&P® 10 Fund
Class A	1,000.00	987.90	0.65	3.26	1,000.00	1,021.92	0.65	3.32
JNL/Mellon Capital Management S&P® 24 Fund
Class A	1,000.00	1,034.50	0.73	3.76	1,000.00	1,021.51	0.73	3.74
Class B	1,000.00	989.00	0.54	0.41	1,000.00	1,024.79	0.54	2.76

	Actual Fund Return				Hypothetical 5% Return
	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	7/1/2007	12/31/2007	Ratios	Period	7/1/2007	12/31/2007	Ratios	Period

JNL/Mellon Capital Management S&P® SMid 60 Fund
Class A	$ 1,000.00	$ 884.00	0.73%	$ 3.47	$ 1,000.00	$ 1,021.52	0.73%	$ 3.73
Class B	1,000.00	885.40	0.53	2.53	1,000.00	1,022.52	0.53	2.71
JNL/Mellon Capital Management Select Small-Cap Fund
Class A	1,000.00	873.10	0.65	3.05	1,000.00	1,021.95	0.65	3.29
Class B	1,000.00	873.70	0.45	2.10	1,000.00	1,022.96	0.45	2.27
JNL/Mellon Capital Management Technology Sector Fund
Class A	1,000.00	1,051.80	0.72	3.73	1,000.00	1,021.57	0.72	3.67
Class B	1,000.00	1,052.80	0.52	2.70	1,000.00	1,022.57	0.52	2.66
JNL/Mellon Capital Management VIP Fund
Class A	1,000.00	1,037.20	0.69	3.52	1,000.00	1,021.75	0.69	3.49
Class B	1,000.00	1,037.60	0.49	2.49	1,000.00	1,022.76	0.49	2.47
JNL/Mellon Capital Management Value Line® 30 Fund
Class A	1,000.00	1,115.30	0.79	4.19	1,000.00	1,021.24	0.79	4.01
Class B	1,000.00	1,013.00	0.59	0.46	1,000.00	1,024.75	0.59	3.02

Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in period, then divided by the number of days in the most recent 12-month period (to reflect the most recent 6-month period or since commencement of operations of a fund/inception date of a share class, if shorter). Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent 6-month period, then divided by the number of days in the most recent 12-month period. For funds with less than 6 months of operating history, the amounts reported under the Hypothetical 5% Return section are not comparable to the amounts reported in the Actual Fund Return section.

Additional Disclosure

Quarterly Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the Registrant by calling the Fund toll-free at 800-766-4683.

PROXY VOTING GUIDELINES

JNAM, the Funds’ adviser, is responsible for exercising the voting rights associated with the securities purchased and/or held by the Funds. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2007 are available (1) without charge, upon request by calling 1-800-766-4683 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7799 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing JNL Variable Funds, P.O. Box 378002, Denver, Colorado 80237-8002 (3) on Jackson National Life Insurance Company’s website at www.jnl.com or Jackson National Life Insurance Company of New York’s website at www.jnlny.com, and (4) on the Securities and Exchange Commission’s website at www.sec.gov.

MANAGERS AND OFFICERS OF JNL VARIABLE FUND LLC

("JNL VARIABLE FUND")

Name, Address and (Age)	Position(s) Held with the JNL Variable Fund (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Manager
Interested Manager
Mark D. Nerud (41) [1] 1 Corporate Way Lansing, MI 48951	Manager [2] (1/07 to present) President and Chief Executive Officer (12/06 to present)	107

Principal Occupation(s) During Past 5 Years:

President of the Adviser (1/07 to present); Chief Financial Officer of the Adviser (11/00 to 1/07) and Managing Board Member of the Adviser (11/00 to 11/03) (1/07 to present); Vice President (2/99 to 12/06), Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser (12/02 to 12/06); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/00 to present)

Other Directorships Held by Manager: None

Disinterested Managers
Michael Bouchard (51) 1 Corporate Way Lansing, MI 48951	Manager [2] (4/00 to present)	107
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/99 to present)

Other Directorships Held by Manager: None

William J. Crowley, Jr. (62) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/07 to present)	107
Principal Occupation(s) During Past 5 Years: Managing Partner (Baltimore Office) – Arthur Andersen LLP (1995 to 2002); Board Member of various corporate boards (2002 to present)

Other Directorships Held by Manager:

Director of Foundation Coal Holdings, Inc.; Director of Bio Veris Corporation (from 5/04 until 6/07 when the company was acquired); Director of Provident Bankshares Corporation

Dominic D’Annunzio (69) 1 Corporate Way Lansing, MI 48951	Chairman of the Board [2] (2/04 to present) Manager [2] (6/03 to present)	107
Principal Occupation(s) During Past 5 Years: Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) and (8/97 to 5/98)

Other Directorships Held by Manager: None

Name, Address and (Age)	Position(s) Held with the JNL Variable Fund (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Manager
Michelle Engler (49) 1 Corporate Way Lansing, MI 48951	Manager [2] (4/00 to present)	107
Principal Occupation(s) During Past 5 Years: Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)

Other Directorships Held by Manager: Director of Federal Home Loan Mortgage Corporation

James Henry, Ph.D. (69) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/07 to present)	107
Principal Occupation(s) During Past 5 Years: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to present)

Other Directorships Held by Manager: None

Richard McLellan (65) 1 Corporate Way Lansing, MI 48951	Manager [2] (12/03 to present)	107
Principal Occupation(s) During Past 5 Years: Member, Dykema Gossett PLLC (Law Firm)

Other Directorships Held by Manager: Member of the Board of Directors of ITC Holdings Corp. (11/07 to present)

William R. Rybak (56) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/07 to present)	107
Principal Occupation(s) During Past 5 Years: Board Member of various corporate boards (see below) (2002 to present)

Other Directorships Held by Manager:

Chairman of the Board of Trustees of Lewis University; Member of the Board since 1982; Member of the Board of Directors of Howe Barnes Investments, Inc. since 2001; Member of the Boards of each of the Calamos Mutual Funds since 2002; Member of the Board of Directors of The PrivateBancorp since 2003; Chairman of the Board of Trustees of St. Coletta’s of Illinois; and Member of the Board since 2000

Patricia A. Woodworth (52) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/07 to present)	107

Principal Occupation(s) During Past 5 Years:

Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present); Executive Vice President for Finance and Administration, Chief Financial Officer, Art Institute of Chicago (2002 to 11/2007); Executive Vice President and Chief Financial Officer, The University of Chicago (1998 to 2002)

Other Directorships Held by Manager: None

[1] Mr. Nerud is an “interested person” of the JNL Variable Funds due to his position with Jackson National Life Insurance Company®, which is the parent company of the Adviser.

[2] The Chairman of the Board, interested and disinterested Managers are elected to serve for an indefinite term.

Name, Address and (Age)	Position(s) Held with the JNL Variable Fund (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Manager
Officers
Daniel W. Koors (37) 1 Corporate Way Lansing, MI 48951	Vice President, Treasurer and Chief Financial Officer (12/06 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:

Vice President and Chief Financial Officer of the Adviser (1/07 to present); Vice President, Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/06 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (9/06 to 12/06); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/06 to present); Partner of Deloitte & Touche LLP (2003 to June 2006); Senior Manager of Deloitte & Touche LLP (2000 to 2003)

Other Directorships Held by Manager : Not Applicable

Susan S. Rhee (36) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (2/04 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:

Chief Legal Officer (7/04 to present) and Secretary (11/00 to present) of the Adviser; Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser; Assistant Vice President of Jackson National Life Insurance Company (8/03 to present); Associate General Counsel of Jackson National Life Insurance Company (7/01 to present)

Other Directorships Held by Manager : Not Applicable

Steven J. Fredricks (37) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/05 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:

Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/05 to present); Attorney of Jackson National Life Insurance Company (2/02 to 1/05); Contract Attorney, Godfrey & Kahn, S.C. (2001 – 2002)

Other Directorships Held by Manager : Not Applicable

William V. Simon (37) 1 Corporate Way Lansing, MI 48951	Vice President and Assistant Treasurer (12/06 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:

Vice President and Chief Operating Officer of the Adviser (1/07 to present); Assistant Vice President of Jackson National Life Insurance Company (7/04 to present); Director of Jackson National Life Insurance Company (8/00 to 7/04)

Other Directorships Held by Manager : Not Applicable

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE JNL VARIABLE FUND (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY MANAGER
Officers
Kelly L. Crosser (35) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/07 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:

Assistant Secretary of other Investment Companies advised by the Adviser (9/07 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/07 to present); Mutual Fund Compliance Analyst of Jackson National Life Insurance Company (2/06 to 4/07): Senior Paralegal of Jackson National Life Insurance Company (6/04 to 2/06); Paralegal of Jackson National Life Insurance Company (7/01 to 6/04)

Other Directorships Held by Trustee: Not Applicable

Michael Piszczek (50) 1 Corporate Way Lansing, MI 48951	Vice President (11/07 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:

Vice President of other Investment Companies advised by the Adviser (11/07 to present); Assistant Vice President – Tax of the Adviser (11/07 to present); Assistant Vice President – Nuveen Investments (4/99 to 8/07); Assistant Vice President and Assistant Secretary – Nuveen Funds (4/99 to 8/07)

Other Directorships Held by Trustee: Not Applicable

The Statement of Additional Information includes additional information about Fund Managers and may be obtained at no charge by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Variable Fund, P.O. Box 378002, Denver, Colorado 80237-8002 or by visiting www.jnl.com or www.jnlny.com.

MANAGERS AND OFFICERS OF JNL VARIABLE FUND LLC

AND JNLNY VARIABLE FUND I LLC

(COLLECTIVELY, THE "JNL VARIABLE FUNDS")

The interested Managers and Officers of the JNL Variable Funds or the Adviser do not receive any compensation from the JNL Variable Funds for their services as Managers or Officers. The following persons, who are disinterested Managers of the JNL Variable Funds, and the Fund’s Chief Compliance Officer, received from the JNL Variable Funds the compensation amounts indicated for the services as such for the twelve-month period ended December 31, 2007:

MANAGER	AGGREGATE COMPENSATION FROM THE JNL VARIABLE FUNDS[1]	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM JNL VARIABLE FUNDS AND FUND COMPLEX
Michael Bouchard	$38,134	$0	$0	$96,500
William J. Crowley, Jr. [4]	$35,565	$0	$0	$90,000
Dominic D’Annunzio [3,5]	$52,164	$0	$0	$132,000
Michelle Engler	$39,319	$0	$0	$99,500
James Henry	$40,307	$0	$0	$102,000
Richard McLellan	$42,086	$0	$0	$106,500
William R. Rybak	$38,134	$0	$0	$96,500
Patricia Woodworth [6]	$40,307	$0	$0	$102,000
Steven J. Fredricks [2]	$72,465	$0	$0	$184,212

[1]

The fees paid to the independent Managers are paid for combined meetings of all Funds in the Fund Complex. The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the independent Managers is $326,016.

[2]

Mr. Fredricks’ compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

[3]	Mr. D’Annunzio is an ex officio (non-voting) member of the Governance Committee. Therefore, he does not receive any compensation as a member of the Governance Committee.

[4]	Mr. Crowley deferred $45,000.

[5]	Mr. D’Annunzio deferred $66,000.

[6]	Ms. Woodworth deferred $51,000.

SUPPLEMENT DATED JANUARY 2, 2008 TO THE PROSPECTUS

DATED APRIL 30, 2007, AS AMENDED, DECEMBER 3, 2007

SUPPLEMENT DATED JANUARY 2, 2008 TO THE PROSPECTUS

DATED APRIL 30, 2007

JNL(r) VARIABLE FUND LLC

Please note that the changes apply to your variable annuity and variable life product(s).

Please delete all references to Susan Ellison.

This Supplement is dated January 2, 2008.

CMX0294 01/08

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant does not have an Audit Committee financial expert serving on its Audit Committee. The registrant has determined that the financial statements of the registrant do not involve the complexities of public company financial statements and that the accounting methodologies of investment companies are well established under the Investment Company Act of 1940, as amended, and therefore, a financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant are directly responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Managers as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2007 and December 31, 2006. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2007	$89,600	$53,390	$27,600	$0
2006	$78,890	$41,170	$16,600	$0

The above Audit-Related Fees for 2007 and 2006 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s Rule 17f-2 security counts.

The above Tax Fees for 2007 and 2006 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice and tax return review.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2007	$45,000	$0	$0
2006	$29,400	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an internal control review pursuant to Statement of Auditing Standards No. 70 of the adviser and administrator of the registrant.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) None

(f) Not applicable.

(g) As detailed in the table above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2007 was $125,990. As detailed in the table above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2006 was $87,170.

(h) For the fiscal years ending December 31, 2007 and December 31, 2006, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Below is a Schedule I – Investments in securities of unaffiliated issuers for the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management Technology Sector Fund, and the JNL/Mellon Capital Management VIP Fund for which a summary schedule of investments was provided in the Annual Report, December 31, 2007, pursuant to §210.12 – 12C of Regulation S-X.

JNL Variable Funds
Schedules of Investments (in thousands)
December 31, 2007
	Shares	Value

JNL/Mellon Capital Management Consumer Brands Sector Fund
COMMON STOCKS - 99.7%
CONSUMER DISCRETIONARY - 70.4%
99 Cents Only Stores (b) (c)	1	$5
Abercrombie & Fitch Co. - Class A	1	83
Advance Auto Parts Inc.	1	45
Aeropostale Inc. (c)	1	24
Amazon.com Inc. (c)	4	328
American Eagle Outfitters Inc.	2	46
American Greetings Corp.	1	11
AnnTaylor Stores Corp. (c)	1	19
Apollo Group Inc. - Class A (c)	2	117
Arbitron Inc. (b)	-	14
AutoNation Inc. (c)	2	27
AutoZone Inc. (c)	1	63
Bally Technologies Inc. (b) (c)	1	28
Barnes & Noble Inc.	1	22
Bed Bath & Beyond Inc. (c)	3	95
Belo Corp.	1	18
Best Buy Co. Inc. (b)	4	216
Big Lots Inc. (b) (c)	1	20
Blockbuster Inc. - Class A (b) (c)	1	5
Bob Evans Farms Inc. (b)	-	10
Borders Group Inc. (b)	1	8
Boyd Gaming Corp.	1	23
Brinker International Inc.	1	24
Brown Shoe Co. Inc.	-	7
Cablevision Systems Corp. - Class A (c)	3	66
Career Education Corp. (b) (c)	1	26
Carmax Inc. (b) (c)	3	50
Carnival Corp.	5	223
Cato Corp. - Class A	-	5
CBRL Group Inc.	-	10
CBS Corp. - Class A	-	4
CBS Corp. - Class B	7	187
CEC Entertainment Inc. (c)	-	10
Charming Shoppes Inc. (c)	1	8
Charter Communications Inc. - Class A (b) (c)	5	5
Cheesecake Factory Inc. (c)	1	19
Chico’s FAS Inc. (c)	2	18
Childrens Place Retail Stores Inc. (b) (c)	-	7
Chipotle Mexican Grill Inc. (c)	-	26
Choice Hotels International Inc. (b)	-	14
Christopher & Banks Corp. (b)	-	5
Circuit City Stores Inc. (b)	2	8
Clear Channel Communications Inc.	5	184

Coldwater Creek Inc. (b) (c)	1	5
Collective Brands Inc. (b) (c)	1	14
Comcast Corp. - Class A (c)	23	415
Comcast Corp. - Special Class A (b) (c)	12	215
Corinthian Colleges Inc. (b) (c)	1	15
CTC Media Inc. (c)	-	12
Darden Restaurants Inc.	2	42
DeVry Inc. (b)	1	37
Dick’s Sporting Goods Inc. (b) (c)	1	27
Dillard’s Inc. - Class A (b)	1	15
DirecTV Group Inc. (c)	8	194
Discovery Holding Co. (c)	3	79
Dollar Tree Stores Inc. (c)	1	30
DreamWorks Animation SKG Inc. (c)	1	21
Dress Barn Inc. (c)	1	7
EchoStar Communications Corp. (c)	2	91
Entercom Communications Corp. (b)	-	4
EW Scripps Co.	1	42
Expedia Inc. (b) (c)	3	83
Family Dollar Stores Inc.	2	30
Foot Locker Inc.	2	25
Fred’s Inc.	-	4
GameStop Corp. - Class A (c)	2	108
Gannett Co. Inc. (b)	3	107
Gap Inc.	7	147
Gaylord Entertainment Co. (c)	-	20
Gemstar-TV Guide International Inc. (b) (c)	3	13
Genesco Inc. (b) (c)	-	10
Getty Images Inc. (b) (c)	1	17
Group 1 Automotive Inc.	-	7
Guess? Inc.	1	24
Gymboree Corp. (c)	-	11
H&R Block Inc.	4	71
Harrah’s Entertainment Inc.	2	196
Harte-Hanks Inc.	1	10
Home Depot Inc.	20	537
HOT Topic Inc. (b) (c)	1	3
Idearc Inc.	2	30
IHOP Corp. (b)	-	8
InterActiveCorp (c)	2	63
International Game Technology	4	167
International Speedway Corp. - Class A	-	15
Interpublic Group of Cos. Inc. (b) (c)	5	45
ITT Educational Services Inc. (c)	-	41
J Crew Group Inc. (c)	1	24
J.C. Penney Co. Inc.	2	101
Jack in the Box Inc. (c)	1	18
John Wiley & Sons Inc.	1	23
Kohl’s Corp. (c)	3	153
Lamar Advertising Co.	1	40

Las Vegas Sands Corp. (c)	1	128
Lee Enterprises Inc. (b)	-	7
Liberty Global Inc. (c)	2	83
Liberty Global Inc. - Class A (b) (c)	2	85
Liberty Media Corp - Capital (c)	1	170
Liberty Media Corp - Interactive (c)	7	134
Life Time Fitness Inc. (b) (c)	-	19
Limited Brands Inc. (b)	4	69
Live Nation Inc. (c)	1	13
Lowe’s Cos. Inc.	18	399
Macy’s Inc.	5	132
Marriott International Inc. - Class A (b)	4	132
Matthews International Corp. - Class A	-	17
McClatchy Co. - Class A (b)	1	8
McDonald’s Corp.	14	841
McGraw-Hill Cos. Inc.	4	173
Media General Inc. (b)	-	5
Men’s Wearhouse Inc.	1	15
Meredith Corp.	-	25
MGM Mirage Inc. (c)	2	126
NetFlix Inc. (b) (c)	1	16
New York Times Co. - Class A (b)	2	29
News Corp. Inc. - Class A	22	445
News Corp. Inc. - Class B	5	108
Nordstrom Inc.	2	91
Office Depot Inc. (c)	3	44
OfficeMax Inc.	1	18
Omnicom Group Inc.	4	184
O’Reilly Automotive Inc. (c)	1	43
Orient-Express Hotels Ltd.	-	28
Pacific Sunwear of California Inc. (c)	1	12
Panera Bread Co. - Class A (b) (c)	-	13
Papa John’s International Inc. (c)	-	6
Penn National Gaming Inc. (c)	1	52
PEP Boys-Manny Moe & Jack (b)	-	6
PetSmart Inc.	2	37
PF Chang’s China Bistro Inc. (b) (c)	-	7
Pier 1 Imports Inc. (b) (c)	1	5
Pinnacle Entertainment Inc. (b) (c)	1	17
Polo Ralph Lauren Corp. (b)	1	43
Pre-Paid Legal Services Inc. (c)	-	6
Priceline.com Inc. (b) (c)	-	45
R.H. Donnelley Corp. (c)	1	29
Radio One Inc. (b) (c)	1	2
RadioShack Corp.	2	27
Regal Entertainment Group - Class A	1	16
Regis Corp.	1	15
Rent-A-Center Inc. (c)	1	12
Ross Stores Inc. (b)	2	42
Royal Caribbean Cruises Ltd.	2	71

Ruby Tuesday Inc.	1	6
Saks Inc. (b)	1	31
Sally Beauty Holdings Inc. (c)	1	9
Scholastic Corp. (c)	-	14
Scientific Games Corp. - Class A (b) (c)	1	27
Sears Holdings Corp. (b) (c)	1	93
Service Corp. International	3	47
Sinclair Broadcast Group Inc. - Class A (b)	1	5
Sirius Satellite Radio Inc. (b) (c)	15	46
Sonic Corp. (b) (c)	1	16
Sotheby’s Holdings - Class A (b)	1	30
Staples Inc.	8	193
Starbucks Corp. (c)	9	177
Starwood Hotels & Resorts Worldwide Inc.	2	108
Stewart Enterprises Inc. - Class A (b)	1	10
Strayer Education Inc.	-	29
Talbots Inc. (b)	-	4
Target Corp.	9	449
Tiffany & Co.	2	74
Time Warner Cable Inc. - Class A (c)	2	50
Time Warner Inc.	43	710
TJX Cos. Inc.	5	152
Tractor Supply Co. (c)	-	14
Triarc Cos. Inc. - Class B (b)	-	4
Tween Brands Inc. (b) (c)	-	9
Urban Outfitters Inc. (c)	1	38
Vail Resorts Inc. (b) (c)	-	20
Valassis Communications Inc. (b) (c)	1	7
Viacom Inc. - Class A (c)	-	6
Viacom Inc. - Class B (c)	7	295
Walt Disney Co.	21	686
Warner Music Group Corp. (b)	1	4
Washington Post Co.	-	56
Wendy’s International Inc.	1	26
Williams-Sonoma Inc. (b)	1	27
WMS Industries Inc. (b) (c)	-	18
Wyndham Worldwide Corp. (b)	2	49
Wynn Resorts Ltd.	1	83
XM Satellite Radio Holdings Inc. - Class A (b) (c)	4	44
Yum! Brands Inc.	6	234
Zale Corp. (b) (c)	1	9
		13,508

CONSUMER STAPLES - 19.8%
BJ’s Wholesale Club Inc. (c)	1	26
Casey’s General Stores Inc. (b)	1	18
Costco Wholesale Corp.	5	363
CVS Caremark Corp.	18	699
Kroger Co.	8	204
Longs Drug Stores Corp.	-	18

Pantry Inc. (b) (c)	-	6
Performance Food Group Co. (c)	-	10
Rite Aid Corp. (b) (c)	6	17
Safeway Inc.	5	176
SUPERVALU Inc.	2	94
SYSCO Corp.	7	224
United Natural Foods Inc. (b) (c)	-	14
Walgreen Co.	12	451
Wal-Mart Stores Inc.	30	1,417
Whole Foods Market Inc. (b)	2	67
		3,804

HEALTH CARE - 3.4%
AmerisourceBergen Corp.	2	94
Cardinal Health Inc.	4	250
Chemed Corp.	-	15
McKesson Corp.	3	226
Omnicare Inc. (b)	1	32
VCA Antech Inc. (c)	1	43
		660

INDUSTRIALS - 2.8%
AirTran Holdings Inc. (b) (c)	1	8
Alaska Air Group Inc. (b) (c)	-	12
AMR Corp. (b) (c)	3	37
Avis Budget Group Inc. (c)	1	15
Continental Airlines Inc. - Class B (b) (c)	1	25
Copart Inc. (c)	1	34
Delta Air Lines Inc. (c)	3	46
Dun & Bradstreet Corp.	1	60
Hertz Global Holdings Inc. (c)	2	24
IHS Inc. (c)	-	24
JetBlue Airways Corp. (b) (c)	2	13
Northwest Airlines Corp. (c)	3	39
SkyWest Inc.	1	20
Southwest Airlines Co.	9	107
UAL Corp. (b) (c)	1	47
US Airways Group Inc. (c)	1	14
		525

INFORMATION TECHNOLOGY - 3.3%
Avid Technology Inc. (b) (c)	-	12
CNET Networks Inc. (b) (c)	2	15
eBay Inc. (c)	14	462
Factset Research Systems Inc. (b)	1	29
NAVTEQ Corp. (c)	1	88
ValueClick Inc. (c)	1	25
		631

Total Common Stocks (cost $20,785)		19,128

SHORT TERM INVESTMENTS - 12.5%
Mutual Funds - 0.5%
JNL Money Market Fund, 4.58% (a) (d)	98	98

Securities Lending Collateral - 12.0%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	2,298	2,298

Total Short Term Investments (cost $2,396)		2,396

Total Investments - 112.2% (cost $23,181)		21,524

Other Assets and Liabilities, Net - (12.2%)		-2,347

Total Net Assets - 100%		$19,177

JNL/Mellon Capital Management Financial Sector Fund
COMMON STOCKS - 99.3%
FINANCIALS - 98.5%
ACE Ltd.	7	$437
Affiliated Managers Group Inc. (b) (c)	1	76
AFLAC Inc.	11	663
Alabama National Bancorp (b)	-	34
Alexandria Real Estate Equities Inc. (b)	1	66
Alleghany Corp. (c)	-	48
Allied World Assurance Co. Ltd.	1	39
Allstate Corp.	13	656
AMB Property Corp.	2	117
AMBAC Financial Group Inc. (b)	2	58
AMCORE Financial Inc.	-	9
American Express Co.	23	1,178
American Financial Group Inc.	2	47
American Financial Realty Trust	3	25
American International Group Inc.	48	2,823
American National Insurance Co.	-	43
AmeriCredit Corp. (b) (c)	3	35
Ameriprise Financial Inc.	5	275
Anchor BanCorp Wisconsin Inc. (b)	-	8
Annaly Capital Management Inc.	9	161
Aon Corp.	5	259
Apartment Investment & Management Co. (b)	2	73
Arch Capital Group Ltd. (c)	1	73
Arthur J Gallagher & Co.	2	51
Aspen Insurance Holdings Ltd.	2	47
Associated Bancorp (b)	3	71
Assurant Inc. (b)	2	150
Assured Guaranty Ltd. (b)	1	29
Astoria Financial Corp.	2	44
AvalonBay Communities Inc. (b)	2	155

Axis Capital Holdings Ltd. (b)	3	120
BancorpSouth Inc. (b)	2	41
Bank of America Corp.	65	2,681
Bank of Hawaii Corp.	1	58
Bank of New York Mellon Corp. (a)	25	1,209
BB&T Corp. (b)	12	358
Bear Stearns Cos. Inc. (b)	2	213
BioMed Realty Trust Inc.	1	32
BlackRock Inc. (b)	-	92
BOK Financial Corp. (b)	1	27
Boston Properties Inc.	2	229
Brandywine Realty Trust	2	33
BRE Properties Inc. - Class A (b)	1	46
Brookfield Properties Co.	4	86
Brown & Brown Inc.	3	59
Camden Property Trust	1	60
Capital One Financial Corp. (b)	9	433
CapitalSource Inc. (b)	3	57
Cathay General Bancorp (b)	1	27
CB Richard Ellis Group Inc. - Class A (b) (c)	5	99
CBL & Associates Properties Inc.	1	35
Charles Schwab Corp.	22	567
Chittenden Corp.	1	37
Chubb Corp.	8	455
Cincinnati Financial Corp. (b)	3	132
CIT Group Inc. (b)	4	101
Citigroup Inc.	91	2,685
Citizens Banking Corp. (b)	2	24
City National Corp. (b)	1	53
CME Group Inc.	1	808
Colonial BancGroup Inc.	3	46
Colonial Properties Trust	1	22
Comerica Inc.	3	137
Commerce Bancorp Inc.	4	152
Commerce Bancshares Inc.	2	68
Commerce Group Inc. (b)	1	46
CompuCredit Corp. (b) (c)	1	6
Conseco Inc. (b) (c)	4	50
Corporate Office Properties Trust SBI MD (b)	1	32
Countrywide Financial Corp. (b)	13	114
Cousins Properties Inc. (b)	1	20
Cullen/Frost Bankers Inc.	1	67
DCT Industrial Trust Inc.	4	34
Delphi Financial Group	1	34
Developers Diversified Realty Corp. (b)	3	106
DiamondRock Hospitality Co.	2	33
Digital Realty Trust Inc.	1	48
Dime Community Bancshares Inc.	1	7
Discover Financial Services	10	148
Douglas Emmett Inc.	2	50

Downey Financial Corp. (b)	-	14
Duke Realty Corp.	3	81
E*Trade Financial Corp. (b) (c)	10	35
East West Bancorp Inc. (b)	1	29
Eaton Vance Corp. (b)	3	127
Endurance Specialty Holdings Ltd. (b)	1	52
Entertainment Properties Trust (b)	1	25
Equity Lifestyle Properties Inc.	1	23
Equity Residential	6	211
Erie Indemnity Co. - Class A (b)	1	56
Essex Property Trust Inc.	1	54
Everest Re Group Ltd.	1	139
Fannie Mae	21	852
Federal Realty Investors Trust	1	103
Federated Investors Inc. - Class B	2	87
FelCor Lodging Trust Inc.	1	22
Fidelity National Financial Inc. - Class A	5	70
Fifth Third Bancorp	10	259
First American Corp.	2	63
First Bancorp / Puerto Rico (b)	1	11
First Community Bancorp Inc. (b)	1	26
First Horizon National Corp. (b)	3	52
First Industrial Realty Trust Inc. (b)	1	35
First Marblehead Corp. (b)	1	19
First Midwest Bancorp Inc. (b)	1	34
First Niagara Financial Group Inc.	2	26
FirstFed Financial Corp. (b) (c)	-	12
FirstMerit Corp. (b)	2	32
FNB Corp. (b)	1	17
Forest City Enterprises Inc. - Class A	1	62
Forestar Real Estate Group Inc.	1	16
Franklin Resources Inc.	4	420
Franklin Street Properties Corp. (b)	1	19
Freddie Mac	15	496
Fremont General Corp. (b)	2	7
Friedman Billings Ramsey Group Inc. - Class A	3	11
Frontier Financial Corp. (b)	1	17
Fulton Financial Corp. (b)	4	43
General Growth Properties Inc.	5	198
Genworth Financial Inc. - Class A	9	234
Goldman Sachs Group Inc.	8	1,699
Guaranty Financial Group Inc.	1	11
Hancock Holding Co. (b)	1	23
Hanover Insurance Group Inc.	1	54
Hartford Financial Services Group Inc.	7	595
HCC Insurance Holdings Inc.	3	73
HCP Inc.	5	163
Health Care REIT Inc. (b)	2	78
Healthcare Realty Trust Inc. (b)	1	25
Highwoods Properties Inc. (b)	1	35

Hilb Rogal & Hobbs Co.	1	35
Home Properties Inc. (b)	1	33
Horace Mann Educators Corp.	1	16
Hospitality Properties Trust	2	66
Host Hotels & Resorts Inc.	11	185
HRPT Properties Trust	5	38
Hudson City Bancorp Inc. (b)	10	154
Huntington Bancshares Inc.	8	120
IndyMac Bancorp Inc. (b)	2	10
IntercontinentalExchange Inc. (c)	1	279
International Bancshares Corp. (b)	1	25
Investment Technology Group Inc. (c)	1	47
IPC Holdings Ltd.	1	39
iStar Financial Inc. (b)	3	76
Janus Capital Group Inc. (b)	4	127
Jefferies Group Inc.	2	55
Jones Lang LaSalle Inc.	1	58
JPMorgan Chase & Co.	62	2,695
KeyCorp	8	180
Kilroy Realty Corp. (b)	1	37
Kimco Realty Corp.	5	166
Knight Capital Group Inc. (b) (c)	2	32
LaBranche & Co. Inc. (b) (c)	1	6
LaSalle Hotel Properties	1	29
Lazard Ltd. - Class A (b) (c)	1	48
Legg Mason Inc.	3	200
Lehman Brothers Holdings Inc. (b)	11	751
Lexington Realty Trust (b)	1	19
Liberty Property Trust (b)	2	58
Lincoln National Corp.	6	333
Loews Corp.	10	487
M&T Bank Corp. (b)	2	134
Macerich Co.	2	114
Mack-Cali Realty Corp.	2	51
Maguire Properties Inc. (b)	1	24
Markel Corp. (c)	-	107
Marsh & McLennan Cos. Inc.	11	301
Marshall & Ilsley Corp. (b)	5	142
MBIA Inc. (b)	3	53
Mercury General Corp.	1	27
Merrill Lynch & Co. Inc.	17	936
MetLife Inc.	10	602
MF Global Ltd. (c)	2	57
MGIC Investment Corp. (b)	2	39
Mid-America Apartment Communities Inc.	1	24
Montpelier Re Holdings Ltd.	2	38
Moody’s Corp. (b)	5	169
Morgan Stanley	21	1,122
Nasdaq Stock Market Inc. (c)	2	107
National City Corp. (b)	12	196

National Financial Partners Corp. (b)	1	35
National Retail Properties Inc. (b)	2	35
Nationwide Financial Services Inc.	1	53
Nationwide Health Properties Inc. (b)	2	63
New York Community Bancorp Inc. (b)	7	123
NewAlliance Bancshares Inc. (b)	2	28
Newcastle Investment Corp.	1	14
Northern Trust Corp.	4	314
NYMEX Holdings Inc. (b)	1	171
NYSE Euronext	4	353
Old National Bancorp	1	22
Old Republic International Corp. (b)	5	78
Pacific Capital Bancorp (b)	1	21
Park National Corp. (b)	-	17
PartnerRe Ltd. (b)	1	104
Pennsylvania Real Estate Investment Trust (b)	1	26
People’s United Financial Inc. (b)	3	47
Philadelphia Consolidated Holding Co. (c)	1	52
PFF Bancorp Inc. (b)	-	6
Phoenix Cos. Inc. (b)	2	27
Piper Jaffray Cos. (b) (c)	-	17
Platinum Underwriters Holdings Ltd.	1	45
Plum Creek Timber Co. Inc.	4	167
PMI Group Inc. (b)	2	24
PNC Financial Services Group Inc.	7	491
Popular Inc. (b)	6	60
Post Properties Inc. (b)	1	32
Potlatch Corp. (b)	1	39
Principal Financial Group Inc.	6	392
ProAssurance Corp. (c)	1	38
Progressive Corp.	14	272
Prologis (b)	5	343
Prosperity Bancshares Inc.	1	26
Protective Life Corp.	2	63
Provident Bankshares Corp.	1	16
Provident Financial Services Inc.	1	21
Prudential Financial Inc.	10	920
Public Storage Inc.	3	197
Radian Group Inc. (b)	2	20
RAIT Investment Trust (b)	2	13
Raymond James Financial Inc. (b)	2	71
Rayonier Inc.	2	83
Realty Income Corp. (b)	2	60
Redwood Trust Inc. (b)	1	21
Regency Centers Corp.	2	99
Regions Financial Corp. (b)	15	352
Reinsurance Group of America Inc. (b)	1	35
RenaissanceRe Holdings Ltd. (b)	2	91
RLI Corp.	1	29
Safeco Corp. (b)	2	126

SEI Investments Co.	3	99
Selective Insurance Group	1	27
Senior Housing Properties Trust	2	43
Simon Property Group Inc.	5	411
SL Green Realty Corp.	1	113
SLM Corp.	9	175
South Financial Group Inc. (b)	2	26
Sovereign Bancorp Inc. (b)	7	83
St. Joe Co. (b)	2	59
StanCorp Financial Group Inc.	1	58
State Street Corp.	9	696
Sterling Bancshares Inc.	2	19
Sterling Financial Corp. / WA	1	19
Strategic Hotel Capital Inc. (b)	2	28
Sunstone Hotel Investors Inc.	1	24
SunTrust Banks Inc.	8	481
Susquehanna Bancshares Inc. (b)	2	36
SVB Financial Group (b) (c)	1	40
SWS Group Inc.	-	7
Synovus Financial Corp.	6	138
T. Rowe Price Group Inc.	6	339
Taubman Centers Inc.	1	60
TCF Financial Corp.	3	48
TD Ameritrade Holding Corp. (b) (c)	5	108
Thornburg Mortgage Inc. (b)	3	27
Torchmark Corp. (b)	2	127
Transatlantic Holdings Inc. (b)	1	44
Travelers Cos. Inc.	14	761
TrustCo Bank Corp. (b)	2	18
Trustmark Corp. (b)	1	28
U.S. Bancorp (b)	38	1,198
UCBH Holdings Inc. (b)	2	34
UDR Inc.	3	61
Umpqua Holdings Corp.	1	23
UnionBanCal Corp. (b)	1	60
United Bankshares Inc. (b)	1	25
United Community Banks Inc. (b)	1	17
Unitrin Inc.	1	53
Unum Group (b)	8	179
Valley National Bancorp (b)	3	53
Ventas Inc.	3	124
Vornado Realty Trust	3	262
W Holding Co. Inc. (b)	2	4
Wachovia Corp.	43	1,642
Waddell & Reed Financial Inc. - Class A	2	66
Washington Federal Inc.	2	38
Washington Mutual Inc. (b)	18	248
Washington Real Estate Investment Trust	1	32
Webster Financial Corp.	1	40
Weingarten Realty Investors (b)	2	58

Wells Fargo & Co.	69	2,096
WestAmerica Bancorp (b)	1	31
White Mountains Insurance Group Ltd.	-	92
Whitney Holding Corp. (b)	2	41
Willis Group Holdings Ltd.	2	93
Wilmington Trust Corp. (b)	2	53
Wintrust Financial Corp.	1	19
WR Berkley Corp.	4	108
XL Capital Ltd. - Class A	4	191
Zenith National Insurance Corp.	1	37
Zions Bancorp	2	111
		54,302

INDUSTRIALS - 0.2%
Equifax Inc.	3	113

INFORMATION TECHNOLOGY - 0.6%
MasterCard Inc. (b)	1	321
Metavante Technologies Inc.	-	-
MoneyGram International Inc. (b)	2	30
		351

Total Common Stocks (cost $62,153)		54,766

SHORT TERM INVESTMENTS - 19.4%
Mutual Funds - 0.7%
JNL Money Market Fund, 4.58% (a) (d)	376	376

Securities Lending Collateral - 18.7%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	10,346	10,346

Total Short Term Investments (cost $10,722)		10,722

Total Investments - 118.7% (cost $72,875)		65,488

Other Assets and Liabilities, Net - (18.7%)		-10,318

Total Net Assets - 100%		$55,170

JNL/Mellon Capital Management Healthcare Sector Fund
COMMON STOCKS - 99.8%
HEALTH CARE - 99.8%
Abbott Laboratories	99	$5,555
Abraxis Bioscience Inc.	-	25
Adams Respiratory Therapeutics Inc. (b) (c)	2	129
Advanced Medical Optics Inc. (b) (c)	4	88
Aetna Inc.	32	1,859
Affymetrix Inc. (b) (c)	4	104
Alcon Inc.	5	696

Alexion Pharmaceuticals Inc. (b) (c)	2	180
Alkermes Inc. (b) (c)	7	105
Allergan Inc.	19	1,250
Alpharma Inc. - Class A (b)	3	53
American Medical Systems Holdings Inc. (b) (c)	5	72
AMERIGROUP Corp. (c)	3	119
Amgen Inc. (c)	70	3,246
Amylin Pharmaceuticals Inc. (b) (c)	9	320
APP Pharmaceuticals Inc. (b)	1	15
Applera Corp. - Applied Biosystems Group	11	380
Applera Corp. - Celera Genomics Group (c)	5	83
Apria Healthcare Group Inc. (c)	3	65
ArthroCare Corp. (b) (c)	2	77
Barr Pharmaceuticals Inc. (c)	7	370
Baxter International Inc.	41	2,368
Beckman Coulter Inc.	4	295
Becton Dickinson & Co.	15	1,238
Biogen Idec Inc. (c)	19	1,075
BioMarin Pharmaceutical Inc. (b) (c)	6	218
Bio-Rad Laboratories Inc. - Class A (c)	1	126
Boston Scientific Corp. (c)	89	1,031
Bristol-Myers Squibb Co.	127	3,357
Brookdale Senior Living Inc. (b)	3	86
Celgene Corp. (b) (c)	25	1,148
Centene Corp. (c)	3	69
Cephalon Inc. (c)	4	311
Charles River Laboratories International Inc. (c)	4	290
Cigna Corp.	18	966
Community Health Systems Inc. (b) (c)	6	227
Cooper Cos. Inc. (b)	3	106
Covance Inc. (c)	4	354
Coventry Health Care Inc. (c)	10	590
Covidien Ltd.	32	1,410
CR Bard Inc. (b)	7	616
Cubist Pharmaceuticals Inc. (b) (c)	4	77
CV Therapeutics Inc. (b) (c)	3	27
Datascope Corp.	1	26
DaVita Inc. (c)	7	385
DENTSPLY International Inc.	9	410
Edwards Lifesciences Corp. (b) (c)	4	168
Eli Lilly & Co.	62	3,321
Endo Pharmaceuticals Holdings Inc. (c)	9	229
Enzo Biochem Inc. (b) (c)	2	30
Enzon Pharmaceuticals Inc. (b) (c)	3	31
Express Scripts Inc. (c)	14	1,000
Forest Laboratories Inc. (c)	20	725
Genentech Inc. (c)	30	2,001
Gen-Probe Inc. (c)	4	223
Genzyme Corp. (c)	17	1,253
Gilead Sciences Inc. (c)	60	2,754

Haemonetics Corp. (c)	2	99
Health Management Associates Inc. (b)	16	97
Health Net Inc. (c)	7	347
HealthSouth Corp. (b) (c)	5	100
Healthways Inc. (b) (c)	2	126
Henry Schein Inc. (c)	6	353
Hillenbrand Industries Inc. (b)	4	210
Hologic Inc. (b) (c)	8	549
Hospira Inc. (c)	10	426
Human Genome Sciences Inc. (b) (c)	9	92
Humana Inc. (c)	11	798
Idexx Laboratories Inc. (c)	4	231
Illumina Inc. (c)	3	204
ImClone Systems Inc. (b) (c)	4	169
Immucor Inc. (c)	5	156
Incyte Corp. (c)	4	44
InterMune Inc. (b) (c)	2	22
Intuitive Surgical Inc. (c)	2	790
Invacare Corp. (b)	2	46
Inverness Medical Innovations Inc. (b) (c)	5	268
Invitrogen Corp. (b) (c)	3	280
Johnson & Johnson	184	12,271
Kinetic Concepts Inc. (b) (c)	3	177
King Pharmaceuticals Inc. (c)	16	163
Laboratory Corp. of America Holdings (b) (c)	7	555
LifePoint Hospitals Inc. (b) (c)	4	114
Lincare Holdings Inc. (b) (c)	5	184
Magellan Health Services Inc. (c)	2	114
Medarex Inc. (b) (c)	8	89
Medco Health Solutions Inc. (c)	17	1,743
Medicines Co. (c)	3	66
Medics Pharmaceutical Corp. (b)	3	88
Medtronic Inc.	73	3,685
Mentor Corp. (b)	2	90
Merck & Co. Inc.	140	8,131
MGI Pharma Inc. (b) (c)	5	208
Millennium Pharmaceuticals Inc. (b) (c)	21	311
Millipore Corp. (b) (c)	3	249
Mylan Inc. (b)	20	279
Myriad Genetics Inc. (b) (c)	3	135
Nektar Therapeutics (b) (c)	5	32
Neurocrine Biosciences Inc. (b) (c)	2	11
Noven Pharmaceuticals Inc. (c)	1	20
Odyssey HealthCare Inc. (c)	2	25
Onyx Pharmaceuticals Inc. (c)	4	196
OSI Pharmaceuticals Inc. (c)	4	173
Owens & Minor Inc. (b)	2	103
Par Pharmaceutical Cos. Inc. (b) (c)	2	50
Parexel International Corp. (c)	2	88
Patterson Cos. Inc. (c)	8	284

PDL BioPharma Inc. (b) (c)	8	135
Pediatrix Medical Group Inc. (c)	3	213
Perrigo Co.	5	169
Pfizer Inc.	439	9,981
Pharmaceutical Product Development Inc.	7	270
PharMerica Corp. (b) (c)	2	27
PSS World Medical Inc. (c)	4	74
Psychiatric Solutions Inc. (b) (c)	3	110
Quest Diagnostics Inc. (b)	10	508
Regeneron Pharmaceuticals Inc. (c)	4	103
Resmed Inc. (c)	5	254
Respironics Inc. (c)	5	309
Savient Pharmaceuticals Inc. (b) (c)	3	72
Schering-Plough Corp.	104	2,776
Sepracor Inc. (b) (c)	7	195
Sierra Health Services Inc. (c)	3	134
St. Jude Medical Inc. (c)	22	892
STERIS Corp.	4	122
Stryker Corp.	20	1,509
Sunrise Senior Living Inc. (b) (c)	3	90
Techne Corp. (c)	3	169
Tenet Healthcare Corp. (b) (c)	31	158
Theravance Inc. (c)	3	62
Thermo Fisher Scientific Inc. (b) (c)	27	1,560
United Therapeutics Corp. (c)	1	118
UnitedHealth Group Inc.	83	4,836
Universal Health Services Inc. (b)	3	169
Valeant Pharmaceutical International (c)	5	63
Varian Inc. (c)	2	135
Varian Medical Systems Inc. (c)	8	420
Ventana Medical Systems Inc. (c)	2	196
Vertex Pharmaceuticals Inc. (b) (c)	8	193
Waters Corp. (c)	6	504
Watson Pharmaceuticals Inc. (c)	6	173
WellCare Health Plans Inc. (b) (c)	3	108
WellPoint Inc. (c)	37	3,224
Wyeth	86	3,792
Zimmer Holdings Inc. (c)	15	1,017

Total Common Stocks (cost $106,171)		113,213

SHORT TERM INVESTMENTS - 10.0%

Mutual Funds - 1.5%
JNL Money Market Fund, 4.58% (a) (d)	1,732	1,732

Securities Lending Collateral - 8.5%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	9,574	9,574

Total Short Term Investments (cost $11,306)		11,306

Total Investments - 109.8% (cost $117,477)		124,519

Other Assets and Liabilities, Net - (9.8%)		-11,072

Total Net Assets - 100%		$113,447

JNL/Mellon Capital Management JNL 5 Fund
COMMON STOCKS - 95.7%
CONSUMER DISCRETIONARY - 19.2%
Aftermarket Technology Corp. (c)	132	$3,596
Autoliv Inc.	364	19,167
Brown Shoe Co. Inc. (b)	606	9,197
Buckle Inc. (b)	346	11,406
Buffalo Wild Wings Inc. (b) (c)	245	5,684
Carnival Corp.	360	15,997
CBS Corp. - Class B (b)	919	25,040
Compass Group Plc	10,234	62,846
Foot Locker Inc.	1,789	24,431
General Motors Corp. (b)	8,131	202,391
Genuine Parts Co. (b)	460	21,316
GKN Plc	14,166	79,520
Group 1 Automotive Inc. (b)	339	8,056
Gymboree Corp. (b) (c)	457	13,915
H&R Block Inc.	1,279	23,756
Home Depot Inc.	5,953	160,379
Interface Inc. (b)	614	10,028
Ladbrokes Plc	2,926	18,827
Leggett & Platt Inc. (b)	916	15,982
Lennar Corp.	1,298	23,220
Limited Brands Inc.	1,212	22,948
Mattel Inc. (b)	2,037	38,787
Movado Group Inc. (b)	267	6,755
New York Times Co. - Class A (b)	912	15,983
Newell Rubbermaid Inc. (b)	1,604	41,516
Pre-Paid Legal Services Inc. (c)	71	3,938
Shaw Communications Inc. (b)	2,451	58,041
Stanley Works (b)	429	20,820
Starwood Hotels & Resorts Worldwide Inc.	755	33,222
Stewart Enterprises Inc. - Class A (b)	566	5,036
True Religion Apparel Inc. (c)	130	2,777
Universal Electronics Inc. (c)	87	2,905
VF Corp. (b)	583	40,005
Warnaco Group Inc. (c)	272	9,458
WMS Industries Inc. (c)	302	11,055
Yue Yuen Industrial Holdings Ltd.	6,428	23,021
		1,091,021

CONSUMER STAPLES - 8.1%

	Altria Group Inc.	1,367	103,298
	Anheuser-Busch Cos. Inc.	501	26,225
	Chattem Inc. (c)	113	8,553
	ConAgra Foods Inc.	1,741	41,423
	General Mills Inc.	381	21,733
	Hershey Co.	564	22,240
	HJ Heinz Co.	472	22,044
	Kimberly-Clark Corp. (b)	696	48,275
	Kraft Foods Inc. - Class A	2,111	68,886
	Loews Corp. - Carolina Group	337	28,737
	Safeway Inc. (b)	1,632	55,836
	SunOpta Inc. (b) (c)	981	13,096
			460,346

ENERGY - 9.9%
	Atlas America Inc.	160	9,495
	Bois d’Arc Energy Inc. (c)	396	7,869
	BP Plc	4,650	56,931
	Bristow Group Inc. (c)	142	8,027
	Chevron Corp. (b)	274	25,584
	Dril-Quip Inc. (b) (c)	572	31,810
	Enbridge Inc. (c)	609	24,635
	Golar LNG Ltd.	391	8,649
	Gulfport Energy Corp. (c)	253	4,620
	Hess Corp.	908	91,621
	Marathon Oil Corp.	1,240	75,463
	Matrix Service Co. (c)	159	3,463
	Murphy Oil Corp.	736	62,419
	NATCO Group Inc. (c)	110	5,954
	Petroleum Development Corp. (c)	89	5,256
	Smith International Inc.	809	59,754
	Spectra Energy Corp.	865	22,326
	Tesco Corp.	220	6,300
	Tetra Technologies Inc. (b) (c)	1,031	16,052
	TransCanada Corp.	603	24,671
	Tsakos Energy Navigation Ltd. (c)	227	8,406
	VAALCO Energy Inc. (b) (c)	805	3,745
			563,050

FINANCIALS - 7.7%
	BOC Hong Kong Holdings Ltd.	29,102	80,691
	Capital Trust Inc. - Class A (b)	243	7,433
	Cascade Bancorp (b)	277	3,862
	Citigroup Inc. (b)	5,336	157,090
	Forestar Real Estate Group Inc.	131	2,098
	GAMCO Investors Inc.	44	3,072
	Goldman Sachs Group Inc. (b)	125	26,778
	Guaranty Financial Group Inc.	131	3,092
	JPMorgan Chase & Co.	2,459	107,356
	Midland Co.	116	7,483

Navigators Group Inc. (c)	101	6,536
Royal & Sun Alliance Insurance Group	4,645	13,702
SWS Group Inc. (b)	377	4,774
Universal American Financial Corp. (c)	444	11,354
World Acceptance Corp. (b) (c)	166	4,466
		439,787

HEALTH CARE - 8.3%
Abbott Laboratories	474	26,632
Air Methods Corp. (c)	72	3,575
Amedisys Inc. (c)	156	7,589
Aspreva Pharmaceuticals Corp.	210	5,468
Axcan Pharma Inc.	330	7,596
Bruker BioSciences Corp. (c)	630	8,373
Chemed Corp.	143	7,975
Dionex Corp. (c)	111	9,219
Eli Lilly & Co.	410	21,912
Express Scripts Inc. (c)	845	61,708
Haemonetics Corp. (c)	152	9,552
Kendle International Inc. (c)	87	4,262
Medco Health Solutions Inc. (c)	601	60,941
Merck & Co. Inc. (b)	435	25,255
Noven Pharmaceuticals Inc. (b) (c)	187	2,590
Omnicell Inc. (c)	206	5,539
Owens & Minor Inc.	244	10,334
Pfizer Inc.	7,461	169,592
Phase Forward Inc. (c)	252	5,486
Quidel Corp. (c)	195	3,795
RehabCare Group Inc. (c)	105	2,363
Res-Care Inc. (c)	174	4,376
Sun Healthcare Group Inc. (c)	257	4,415
SurModics Inc. (c)	109	5,914
		474,461

INDUSTRIALS - 16.9%
AAR Corp. (c)	225	8,556
American Woodmark Corp. (b)	100	1,817
Ameron International Corp. (b)	100	9,260
Avery Dennison Corp.	457	24,298
Badger Meter Inc.	86	3,877
Barnes Group Inc.	321	10,709
Belden Inc. (b)	632	28,105
CBIZ Inc. (c)	388	3,803
Citic Pacific Ltd.	19,934	110,209
Clean Harbors Inc. (c)	229	11,853
Columbus Mckinnon Corp. (c)	113	3,686
COSCO Pacific Ltd.	21,716	57,200
Cubic Corp.	159	6,247
Deere & Co.	991	92,291
Deluxe Corp.	311	10,226

Ducommun Inc. (c)	62	2,374
DynCorp International Inc. (c)	340	9,138
EMCOR Group Inc. (b) (c)	912	21,556
EnerSys (c)	283	7,060
General Electric Co.	5,185	192,207
Geo Group Inc. (c)	304	8,513
Heico Corp.	63	3,424
II-VI Inc. (b) (c)	340	10,385
Kaman Corp. - Class A	147	5,406
Kaydon Corp.	166	9,079
KHD Humboldt Wedag International Ltd.	180	5,396
Ladish Co. Inc. (b) (c)	201	8,690
Layne Christensen Co. (c)	114	5,623
Lindsay Corp. (b)	164	11,608
Lockheed Martin Corp.	591	62,182
Middleby Corp. (c)	100	7,646
Midwest Air Group Inc. (c)	139	2,058
Orbital Sciences Corp. (c)	352	8,631
Perini Corp. (c)	149	6,172
Pinnacle Airlines Corp. (b) (c)	122	1,859
Pitney Bowes Inc. (b)	1,084	41,235
RBC Bearings Inc. (c)	129	5,592
Robbins & Myers Inc.	103	7,777
Rush Enterprises Inc. - Class A (c)	155	2,822
Tennant Co.	111	4,918
Textron Inc.	858	61,210
Triumph Group Inc.	94	7,772
Valmont Industries Inc. (b)	437	38,990
Waste Management Inc.	590	19,266
		960,726

INFORMATION TECHNOLOGY - 5.0%
Actuate Corp. (c)	364	2,824
Advanced Energy Industries Inc. (b) (c)	442	5,787
Advent Software Inc. (c)	157	8,490
Ansoft Corp. (b) (c)	247	6,381
AsiaInfo Holdings Inc. (c)	268	2,946
Atheros Communications Inc. (b) (c)	1,087	33,188
Comtech Telecommunications Corp. (c)	143	7,741
CyberSource Corp. (c)	407	7,238
EMS Technologies Inc. (c)	92	2,786
EPIQ Systems Inc. (c)	181	3,146
Harmonic Inc. (c)	556	5,832
Hewlett-Packard Co.	520	26,250
Hittite Microwave Corp. (c)	185	8,828
Informatica Corp. (c)	523	9,424
Interactive Intelligence Inc. (c)	105	2,770
Interwoven Inc. (b) (c)	425	6,037
LogicaCMG Plc	7,513	17,610
Macrovision Corp. (b) (c)	753	13,800

	Mentor Graphics Corp. (b) (c)	1,180	12,723
	Methode Electronics Inc.	226	3,723
	NetLogic Microsystems Inc. (c)	117	3,770
	NetScout Systems Inc. (c)	230	2,937
	Open Text Corp. (c)	302	9,497
	OYO Geospace Corp. (c)	35	2,649
	Pericom Semiconductor Corp. (c)	130	2,428
	Power Integrations Inc. (c)	177	6,082
	Radiant Systems Inc. (c)	190	3,270
	Rofin-Sinar Technologies Inc. (c)	184	8,871
	Sigma Designs Inc. (b) (c)	332	18,301
	Standard Microsystems Corp. (c)	139	5,441
	Stratasys Inc. (b) (c)	125	3,236
	Synaptics Inc. (c)	145	5,957
	Syntel Inc.	247	9,518
	TheStreet.com Inc.	180	2,858
	TriQuint Semiconductor Inc. (c)	843	5,592
	Tyler Technologies Inc. (b) (c)	407	5,244
	Ultimate Software Group Inc. (c)	147	4,637
			287,812

MATERIALS - 8.2%
	Bemis Co. Inc.	908	24,855
	Compass Minerals International Inc.	193	7,905
	EI Du Pont de Nemours & Co.	2,404	105,972
	HB Fuller Co. (b)	848	19,032
	International Paper Co.	673	21,780
	Kaiser Aluminum Corp.	123	9,756
	Louisiana-Pacific Corp. (b)	1,017	13,919
	Metal Management Inc. (b)	321	14,629
	Nucor Corp.	999	59,142
	Rohm & Haas Co. (b)	425	22,575
	Schnitzer Steel Industries Inc. - Class A	120	8,282
	Sonoco Products Co.	1,222	39,932
	Taseko Mines Ltd.	836	4,333
	Temple-Inland Inc.	393	8,199
	United States Steel Corp.	773	93,425
	Weyerhaeuser Co.	206	15,182
			468,918

TELECOMMUNICATION SERVICES - 8.7%
	AT&T Inc. (b)	3,273	136,012
	BT Group Plc	12,925	70,176
	PCCW Ltd.	126,286	74,640
	Premiere Global Services Inc. (c)	370	5,500
	Qwest Communications International Inc. (b) (c)	6,472	45,367
	Verizon Communications Inc. (b)	3,050	133,234
	Vodafone Group Plc	8,567	32,027
			496,956

UTILITIES - 3.7%
Cheung Kong Infrastructure Holdings Ltd. (b)	23,366	86,735
Constellation Energy Group Inc.	593	60,823
Public Service Enterprise Group Inc.	618	60,687
		208,245

Total Common Stocks (cost $5,553,288)		5,451,322

SHORT TERM INVESTMENTS - 17.6%
Mutual Funds - 3.7%
JNL Money Market Fund, 4.58% (a) (d)	210,168	210,168

Securities Lending Collateral - 13.9%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	788,769	788,769

Total Short Term Investments (cost $998,937)		998,937

Total Investments - 113.3% (cost $6,552,225)		6,450,259

Other Assets and Liabilities, Net - (13.3%)		-755,228

Total Net Assets - 100%		$5,695,031

JNL/Mellon Capital Management Technology Sector Fund
COMMON STOCKS - 99.5%
HEALTH CARE - 0.2%
Cerner Corp. (b) (c)	4	$214

INDUSTRIALS - 1.0%
First Solar Inc. (b) (c)	2	444
IKON Office Solutions Inc. (b)	6	78
Pitney Bowes Inc.	10	395
SAIC Inc. (c)	8	169
		1,086

INFORMATION TECHNOLOGY - 96.8%
3Com Corp. (c)	20	89
ACI Worldwide Inc. (b) (c)	2	47
Actel Corp. (c)	2	28
Adaptec Inc. (c)	10	35
ADC Telecommunications Inc. (c)	6	88
Adobe Systems Inc. (c)	28	1,189
ADTRAN Inc. (b)	3	71
Advanced Micro Devices Inc. (b) (c)	32	239
Advent Software Inc. (b) (c)	1	56
Agilysis Inc.	2	29
Akamai Technologies Inc. (b) (c)	8	278
Altera Corp. (b)	16	311

Amdocs Ltd. (c)	9	314
Amkor Technology Inc. (b) (c)	7	56
Analog Devices Inc.	15	466
Ansys Inc. (c)	4	153
Apple Inc. (c)	37	7,284
Applied Materials Inc.	65	1,161
Applied Micro Circuits Corp. (b)	5	41
Ariba Inc. (b) (c)	5	51
Arris Group Inc. (b) (c)	13	125
Atheros Communications Inc. (c)	3	99
Atmel Corp. (c)	22	95
ATMI Inc. (c)	2	66
Autodesk Inc. (c)	11	544
Avocent Corp. (c)	4	102
Axcelis Technologies Inc. (b) (c)	8	37
BEA Systems Inc. (c)	19	302
BMC Software Inc. (c)	10	339
Borland Software Corp. (b) (c)	9	27
Brightpoint Inc. (b) (c)	3	47
Broadcom Corp. - Class A (c)	22	579
Brocade Communications Systems Inc. (c)	19	142
Brooks Automation Inc. (c)	4	55
CA Inc.	19	486
Cabot Microelectronics Corp. (c)	1	51
CACI International Inc. - Class A (c)	2	71
Cadence Design Systems Inc. (b) (c)	13	224
Check Point Software Technologies Ltd. (c)	9	195
Ciber Inc. (c)	4	23
Ciena Corp. (b) (c)	5	183
Cirrus Logic Inc. (c)	7	35
Cisco Systems Inc. (c)	255	6,897
Citrix Systems Inc. (c)	10	379
Cognizant Technology Solutions Corp. (c)	14	461
Cohu Inc. (b)	2	24
CommScope Inc. (c)	-	-
Computer Sciences Corp. (b) (c)	8	403
Compuware Corp. (c)	15	132
Conexant Systems Inc. (b) (c)	34	29
Corning Inc. (b)	74	1,775
Cree Inc. (b) (c)	4	113
CSG Systems International Inc. (c)	3	41
Cymer Inc. (b) (c)	2	70
Cypress Semiconductor Corp. (c)	7	260
Dell Inc. (c)	91	2,220
Diebold Inc. (b)	4	103
Digital River Inc. (b) (c)	2	69
DSP Group Inc. (c)	2	30
DST Systems Inc. (b) (c)	2	198
Dycom Industries Inc. (c)	4	100
Earthlink Inc. (b) (c)	7	53
Electronic Data Systems Corp. (b)	24	499

Electronics for Imaging Inc. (c)	3	70
EMC Corp. (c)	98	1,812
Emulex Corp. (c)	4	73
Entegris Inc. (c)	7	61
Equinix Inc. (b) (c)	2	196
Exar Corp. (b) (c)	4	30
Extreme Networks (b) (c)	9	33
F5 Networks Inc. (b) (c)	4	119
Fair Isaac Corp. (b)	3	83
Fairchild Semiconductor International Inc. (c)	7	98
Finisar Corp. (b) (c)	19	27
FormFactor Inc. (b) (c)	4	125
Foundry Networks Inc. (c)	6	107
Gartner Inc. - Class A (c)	4	66
Google Inc. - Class A (c)	10	6,837
Harmonic Inc. (c)	5	56
Harris Corp.	6	403
Hewlett-Packard Co.	106	5,327
Hutchinson Technology Inc. (b) (c)	2	45
Imation Corp. (b)	2	40
Informatica Corp. (b) (c)	4	81
InfoSpace Inc. (b)	2	36
Ingram Micro Inc. - Class A (c)	10	172
Insight Enterprises Inc. (c)	5	93
Integrated Device Technology Inc. (c)	9	107
Intel Corp.	244	6,492
InterDigital Inc. (b) (c)	3	64
Intermec Inc. (b) (c)	3	59
International Business Machines Corp. (b)	57	6,182
International Rectifier Corp. (c)	5	164
Intersil Corp.	6	156
Interwoven Inc. (c)	2	33
Intuit Inc. (c)	15	462
j2 Global Communications Inc. (b) (c)	5	98
Jack Henry & Associates Inc.	6	142
JDA Software Group Inc. (c)	2	35
JDS Uniphase Corp. (b) (c)	11	145
Juniper Networks Inc. (c)	24	807
KLA-Tencor Corp.	9	432
Kulicke & Soffa Industries Inc. (b) (c)	5	32
Lam Research Corp. (c)	6	260
Lattice Semiconductor Corp. (b) (c)	10	32
Lexmark International Inc. (c)	5	166
Linear Technology Corp. (b)	10	331
LSI Logic Corp. (b) (c)	35	187
Macrovision Corp. (b) (c)	2	42
Marvell Technology Group Ltd. (c)	22	313
McAfee Inc. (c)	8	283
MEMC Electronic Materials Inc. (c)	11	939
Mentor Graphics Corp. (c)	4	47

Micrel Inc. (b)	4	30
Microchip Technology Inc. (b)	10	321
Micron Technology Inc. (b) (c)	37	265
Micros Systems Inc. (c)	2	147
Microsemi Corp. (c)	5	119
Microsoft Corp.	360	12,801
Motorola Inc.	108	1,732
MRV Communications Inc. (b) (c)	13	30
National Semiconductor Corp. (b)	12	283
NCR Corp. (c)	9	223
Network Appliance Inc. (c)	17	429
Novell Inc. (c)	17	118
Novellus Systems Inc. (b) (c)	6	162
Nuance Communications Inc. (b) (c)	10	181
Nvidia Corp. (c)	26	876
Omnivision Technologies Inc. (b) (c)	3	50
ON Semiconductor Corp. (b) (c)	14	127
Openwave Systems Inc.	7	18
Oracle Corp. (c)	192	4,337
Palm Inc. (b) (c)	7	41
Parametric Technology Corp. (c)	8	143
Perot Systems Corp. (b) (c)	8	104
Photronics Inc. (c)	3	33
Plantronics Inc. (b)	3	69
PMC - Sierra Inc. (b) (c)	12	80
Polycom Inc. (c)	5	132
Progress Software Corp. (c)	2	74
QLogic Corp. (b) (c)	7	102
QUALCOMM Inc.	75	2,970
Quantum Corp. (c)	14	36
Quest Software Inc. (c)	3	61
Rambus Inc. (c)	7	147
RealNetworks Inc. (b) (c)	7	42
Red Hat Inc. (b) (c)	11	235
RF Micro Devices Inc. (b) (c)	21	120
S1 Corp. (c)	4	27
Salesforce.com Inc. (b) (c)	5	298
SanDisk Corp. (b) (c)	11	355
SAVVIS Inc. (b) (c)	2	50
Seagate Technology Inc.	25	644
Semtech Corp. (c)	4	60
Silicon Image Inc. (b) (c)	7	32
Silicon Laboratories Inc. (c)	4	146
Silicon Storage Technology Inc. (b) (c)	10	30
SiRF Technology Holdings Inc. (b) (c)	5	116
Skyworks Solutions Inc. (c)	8	70
SonicWALL Inc. (c)	4	40
Sonus Networks Inc. (b) (c)	14	79
SRA International Inc. - Class A (b) (c)	2	73
Sun Microsystems Inc.	42	758

Sybase Inc. (c)	6	161
Sycamore Networks Inc. (b) (c)	12	48
Symantec Corp. (c)	42	673
Synopsys Inc. (c)	9	221
Tech Data Corp. (b) (c)	4	146
Tekelec (b) (c)	3	43
Tellabs Inc. (b) (c)	21	135
Teradata Corp.	9	242
Teradyne Inc. (c)	9	92
Tessera Technologies Inc. (c)	3	105
Texas Instruments Inc. (b)	65	2,172
TIBCO Software Inc. (c)	10	83
Trident Microsystems Inc. (b) (c)	5	33
TriQuint Semiconductor Inc. (c)	8	56
Unisys Corp. (b) (c)	17	82
United Online Inc. (b)	4	48
UTStarcom Inc. (b) (c)	10	29
Varian Semiconductor Equipment Associates Inc. (c)	4	136
VeriFone Holdings Inc. (b) (c)	4	82
VeriSign Inc. (b) (c)	12	443
Vignette Corp. (c)	2	28
VMware Inc. - Class A (b)	2	207
Websense Inc. (b) (c)	2	43
Western Digital Corp. (b) (c)	10	312
Wind River Systems Inc. (b) (c)	5	46
Xerox Corp. (c)	44	718
Xilinx Inc. (b)	14	305
Yahoo! Inc. (c)	60	1,403
Zoran Corp. (c)	3	67
		101,244

TELECOMMUNICATION SERVICES - 1.5%
American Tower Corp. (c)	19	828
Crown Castle International Corp. (c)	13	556
SBA Communications Corp. (b) (c)	6	203
		1,587

Total Common Stocks (cost $94,415)		104,131

SHORT TERM INVESTMENTS - 18.2%
Mutual Funds - 1.1%
JNL Money Market Fund, 4.58% (a) (d)	1,110	1,110

Securities Lending Collateral - 17.1%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	17,877	17,877

Total Short Term Investments (cost $18,987)		18,987

Total Investments - 117.7% (cost $113,402)		123,118

Other Assets and Liabilities, Net - (17.7%)		-18,538

Total Net Assets - 100%		$104,580

JNL/Mellon Capital Management VIP Fund
COMMON STOCKS - 103.7%
CONSUMER DISCRETIONARY - 10.2%
Aftermarket Technology Corp. (c)	9	$250
American Eagle Outfitters Inc.	41	841
Apollo Group Inc. - Class A (c)	59	4,133
Big Lots Inc. (b) (c)	10	156
Brown Shoe Co. Inc.	39	586
Buckle Inc.	21	691
Buffalo Wild Wings Inc. (b) (c)	15	355
DeVry Inc.	11	574
DirecTV Group Inc. (c)	220	5,083
EchoStar Communications Corp. (c)	18	688
Expedia Inc. (c)	32	1,016
Fossil Inc. (c)	13	558
GameStop Corp. - Class A (c)	25	1,548
Global Sources Ltd. (c)	15	420
Group 1 Automotive Inc. (b)	21	508
Guess? Inc.	13	484
Gymboree Corp. (c)	28	853
InterActiveCorp (b) (c)	12	336
Interface Inc.	37	606
Lennar Corp. (b)	20	354
Liberty Global Inc. - Class A (b) (c)	53	2,083
Movado Group Inc.	17	433
Nike Inc. - Class B	56	3,602
Phillips-Van Heusen	4	162
Polo Ralph Lauren Corp.	39	2,433
Pre-Paid Legal Services Inc. (c)	7	415
Priceline.com Inc. (b) (c)	5	569
Stewart Enterprises Inc. - Class A	40	352
Tempur-Pedic International Inc. (b)	16	423
Universal Electronics Inc. (c)	6	202
Walt Disney Co.	380	12,255
Warnaco Group Inc. (c)	19	661
WMS Industries Inc. (c)	21	772
Wynn Resorts Ltd.	14	1,528
		45,930

CONSUMER STAPLES - 3.1%
Chattem Inc. (c)	8	597
Clorox Co.	37	2,417
Coca-Cola Co.	43	2,645
Costco Wholesale Corp.	47	3,299
Estee Lauder Cos. Inc.	8	365

	Fresh Del Monte Produce Inc.	13	433
	NBTY Inc. (c)	9	234
	PepsiAmericas Inc.	14	481
	PepsiCo Inc.	32	2,397
	SunOpta Inc. (b) (c)	63	841
	UST Inc. (b)	3	163
			13,872

ENERGY - 8.3%
	Atlas America Inc.	11	663
	Bois d’Arc Energy Inc. (c)	28	550
	BP Plc	216	2,639
	Bristow Group Inc. (c)	10	561
	Core Laboratories NV (c)	9	1,164
	Dril-Quip Inc. (b) (c)	36	1,976
	ENI SpA	108	3,965
	ENSCO International Inc.	41	2,434
	Exxon Mobil Corp.	27	2,528
	Golar LNG Ltd.	27	604
	Gulfport Energy Corp. (c)	18	323
	Halliburton Co.	66	2,483
	Marathon Oil Corp.	5	304
	Matrix Service Co. (c)	11	242
	NATCO Group Inc. (c)	8	416
	National Oilwell Varco Inc. (c)	55	4,058
	Norsk Hydro ASA	106	1,517
	Petroleum Development Corp. (c)	6	367
	Royal Dutch Shell Plc - Class A	31	1,306
	Statoil ASA	140	4,360
	Sunoco Inc.	2	135
	Tesco Corp.	12	353
	Tetra Technologies Inc. (b) (c)	64	1,001
	Tsakos Energy Navigation Ltd. (c)	16	587
	VAALCO Energy Inc. (b) (c)	53	248
	Valero Energy Corp.	35	2,419
			37,203

FINANCIALS - 12.0%
	American Express Co.	63	3,269
	Aon Corp.	50	2,372
	Aviva Plc	224	2,996
	Barclays Plc	355	3,557
	Capital Trust Inc. - Class A (b)	15	472
	Cascade Bancorp (b)	15	210
	Chubb Corp.	46	2,484
	Credit Agricole SA	88	2,982
	Danske Bank A/S	53	2,072
	Deutsche Bank AG	23	3,034
	Fortis	114	3,002
	GAMCO Investors Inc.	3	213

HBOS Plc	204	2,983
HSBC Holdings Plc	223	3,732
ING Groep NV	97	3,812
Intesa Sanpaolo SpA	142	1,120
Janus Capital Group Inc.	73	2,396
Lloyds TSB Group Plc	394	3,706
Midland Co.	8	523
Moody’s Corp. (b)	15	518
Navigators Group Inc. (c)	7	456
Royal Bank of Scotland Group Plc	415	3,671
Safeco Corp. (b)	6	334
Societe Generale - Class A	21	2,997
SWS Group Inc.	24	298
Universal American Financial Corp. (c)	31	793
World Acceptance Corp. (b) (c)	10	262
		54,264

HEALTH CARE - 6.7%
Air Methods Corp. (c)	5	250
Amedisys Inc. (c)	11	530
Applera Corp. - Applied Biosystems Group	72	2,456
Aspreva Pharmaceuticals Corp.	15	382
Axcan Pharma Inc.	23	530
Bruker BioSciences Corp. (c)	44	585
Chemed Corp.	10	557
DENTSPLY International Inc.	16	720
Dionex Corp. (c)	8	644
Express Scripts Inc. (c)	72	5,247
Genzyme Corp. (c)	29	2,163
Haemonetics Corp. (c)	11	667
Henry Schein Inc. (c)	10	591
Illumina Inc. (b) (c)	9	524
Immucor Inc. (c)	11	385
Kendle International Inc. (c)	6	298
Medco Health Solutions Inc. (c)	17	1,773
Noven Pharmaceuticals Inc. (b) (c)	12	159
Omnicell Inc. (c)	14	387
Owens & Minor Inc.	17	722
Perrigo Co.	17	585
Pfizer Inc.	112	2,559
Phase Forward Inc. (c)	18	383
Quidel Corp. (c)	14	265
RehabCare Group Inc. (c)	7	164
Res-Care Inc. (c)	12	306
Sun Healthcare Group Inc. (c)	18	308
SurModics Inc. (c)	8	413
Teva Pharmaceutical Industries Ltd.	83	3,836
Waters Corp. (c)	17	1,328
Zimmer Holdings Inc. (c)	3	210
		29,927

INDUSTRIALS - 15.1%
AAR Corp. (c)	16	598
AGCO Corp. (c)	14	964
American Woodmark Corp. (b)	5	91
Ameron International Corp. (b)	6	582
Badger Meter Inc.	6	271
Barnes Group Inc.	22	748
Belden Inc.	39	1,748
Caterpillar Inc. (b)	65	4,685
CBIZ Inc. (c)	27	266
Clean Harbors Inc. (c)	14	732
Columbus Mckinnon Corp. (c)	8	257
Continental Airlines Inc. - Class B (b) (c)	7	161
Copart Inc. (c)	10	423
Cubic Corp.	11	436
Deere & Co.	65	6,077
Deluxe Corp.	22	714
Ducommun Inc. (c)	4	166
DynCorp International Inc. (c)	24	638
EMCOR Group Inc. (c)	56	1,331
Emerson Electric Co.	76	4,329
EnerSys (c)	20	493
Flowserve Corp.	9	851
Fluor Corp.	14	1,995
FTI Consulting Inc. (c)	10	604
Geo Group Inc. (c)	21	594
Heico Corp.	4	239
Honeywell International Inc.	206	12,683
II-VI Inc. (c)	21	636
Ingersoll-Rand Co. Ltd. - Class A	53	2,474
Jacobs Engineering Group Inc. (c)	19	1,793
Joy Global Inc.	11	706
Kaman Corp. - Class A	10	378
Kaydon Corp.	12	634
KHD Humboldt Wedag International Ltd.	12	373
Ladish Co. Inc. (b) (c)	13	551
Layne Christensen Co. (c)	8	393
Lindsay Corp. (b)	10	730
Manitowoc Co. Inc.	15	747
McDermott International Inc. (c)	35	2,058
Middleby Corp. (c)	7	534
Orbital Sciences Corp. (c)	25	603
Paccar Inc. (b)	16	892
Parker Hannifin Corp.	32	2,435
Perini Corp. (c)	16	650
Pinnacle Airlines Corp. (c)	9	131
RBC Bearings Inc. (c)	9	390
Robbins & Myers Inc.	13	981
Rockwell Automation Inc. (b)	7	515

Rockwell Collins Inc.	8	540
Rush Enterprises Inc. - Class A (c)	11	197
Ryanair Holdings Plc (c)	37	1,453
Stericycle Inc. (c)	13	799
TeleTech Holdings Inc. (c)	14	294
Tennant Co.	8	343
Triumph Group Inc.	7	551
Valmont Industries Inc. (b)	31	2,722
		68,179

INFORMATION TECHNOLOGY - 32.8%
Actuate Corp. (c)	25	197
Adobe Systems Inc. (c)	65	2,765
Advanced Energy Industries Inc. (c)	27	349
Advent Software Inc. (c)	11	593
Agilent Technologies Inc. (c)	12	458
Akamai Technologies Inc. (b) (c)	13	438
Ansoft Corp. (c)	15	393
Ansys Inc. (c)	14	583
Apple Inc. (c)	30	5,988
AsiaInfo Holdings Inc. (c)	19	206
Atheros Communications Inc. (b) (c)	71	2,158
Autodesk Inc. (c)	24	1,191
Check Point Software Technologies Ltd. (c)	11	234
Cisco Systems Inc. (c)	438	11,865
Citrix Systems Inc. (c)	20	759
Comtech Telecommunications Corp. (c)	10	541
CyberSource Corp. (c)	28	505
eBay Inc. (c)	138	4,579
EMS Technologies Inc. (c)	6	195
EPIQ Systems Inc. (c)	13	220
Flextronics International Ltd. (c)	68	814
Google Inc. - Class A (c)	5	3,624
Harmonic Inc. (c)	39	407
Hewlett-Packard Co.	323	16,304
Hittite Microwave Corp. (c)	13	616
Informatica Corp. (c)	37	658
Infosys Technologies Ltd. - ADR (b)	23	1,050
Intel Corp.	217	5,797
Interactive Intelligence Inc. (c)	7	194
International Business Machines Corp.	142	15,323
Interwoven Inc. (c)	25	355
Intuit Inc. (c)	35	1,098
Lam Research Corp. (c)	6	254
Logitech International SA (c)	19	708
Macrovision Corp. (b) (c)	47	867
Mentor Graphics Corp. (b) (c)	73	790
Methode Electronics Inc.	16	260
Microsoft Corp.	779	27,731
National Semiconductor Corp.	104	2,365

	NetLogic Microsystems Inc. (c)	12	397
	NetScout Systems Inc. (c)	16	205
	Nokia Oyj - Class A	152	5,845
	Nvidia Corp. (c)	121	4,110
	Open Text Corp. (c)	21	663
	Oracle Corp. (c)	487	10,993
	OYO Geospace Corp. (c)	2	185
	Pericom Semiconductor Corp. (c)	9	172
	Power Integrations Inc. (c)	12	425
	Radiant Systems Inc. (c)	13	228
	Research In Motion Ltd. (c)	40	4,535
	Rofin-Sinar Technologies Inc. (c)	13	619
	Sigma Designs Inc. (b) (c)	20	1,125
	Standard Microsystems Corp. (c)	10	380
	Stratasys Inc. (c)	9	226
	Synaptics Inc. (c)	15	628
	Syntel Inc.	17	665
	TheStreet.com Inc.	13	200
	TriQuint Semiconductor Inc. (c)	59	391
	Tyler Technologies Inc. (b) (c)	25	319
	Ultimate Software Group Inc. (c)	10	324
	Varian Semiconductor Equipment Associates Inc. (c)	11	412
	Western Digital Corp. (c)	34	1,029
			147,508

MATERIALS - 4.0%
	Albemarle Corp. (b)	12	488
	Allegheny Technologies Inc.	8	701
	Compass Minerals International Inc.	13	552
	HB Fuller Co.	53	1,195
	Kaiser Aluminum Corp.	9	681
	Metal Management Inc.	20	901
	OM Group Inc. (c)	8	440
	Owens-Illinois Inc. (c)	24	1,201
	Potash Corp.	67	9,617
	Rock-Tenn Co. - Class A	12	302
	Schnitzer Steel Industries Inc. - Class A	13	872
	Sigma-Aldrich Corp.	14	758
	Taseko Mines Ltd.	53	276
			17,984

TELECOMMUNICATION SERVICES - 8.8%
	AT&T Inc.	113	4,696
	BT Group Plc	600	3,257
	BT Group Plc - ADR	142	7,642
	Deutsche Telekom AG	197	4,331
	France Telecom SA (b)	116	4,177
	Millicom International Cellular SA (b) (c)	13	1,580
	Premiere Global Services Inc. (c)	26	385
	Royal KPN NV	121	2,208

Telecom Italia SpA	1,185	3,681
Telefonica SA (c)	43	4,221
TeliaSonera AB	163	1,530
Vodafone Group Plc	486	1,816
		39,524

UTILITIES - 2.7%
Enel SpA (b)	352	4,186
Entergy Corp.	3	368
Exelon Corp.	30	2,424
FirstEnergy Corp.	37	2,650
PPL Corp.	51	2,680
		12,308

Total Common Stocks (cost $447,943)		466,699

SHORT TERM INVESTMENTS - 14.0%
Mutual Funds - 2.3%
JNL Money Market Fund, 4.58% (a) (d)	10,352	10,352

Securities Lending Collateral - 11.7%
Mellon GSL Delaware Business Trust Collateral Fund,
4.98% (a) (d)	52,657	52,657

Total Short Term Investments (cost $63,009)		63,009

Total Investments - 117.7% (cost $510,952)		529,708

Other Assets and Liabilities, Net - (17.7%)		-79,664

Total Net Assets - 100%		$450,044

The accompanying notes are an integral part of these Financial Statements.

JNL Variable Funds
Notes to the Schedules of Investments
December 31, 2007

(a) Investment in affiliate.
(b) All or portion of the security has been loaned.
(c) Non-income producing security.
(d) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2007.

Investments in affiliates - See Note 3 in the Notes to the Financials Statements for further discussion of other affiliated investments. During the period certain Funds and is not available for direct purchase by members of the public. Certain Funds participating in securities lending receive cash collateral, which is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund, which may be considered affiliated with the Funds.

The JNL/Mellon Capital Management Financial Sector Fund invested in Bank of New York Mellon Corp., the parent company of its subadviser.

Transactions for the year ended December 31, 2007, are shown below (in thousands):

	Value
	Beginning		Sales	Dividend	Realized	Value End
Affiliate	of Year*	Purchases	Proceeds	Income	Gain (Loss)	of Year
Bank of New York Mellon Corp.	$378	$309	$195	$15	$87	$1,209

*As of July 2, 2007, Mellon Financial Corp. merged with Bank of New York Co. to form Bank of New York Mellon Corp. The value at the beginning of the year and purchases do note include the value of Bank of New York Co. of $555 at the date of the merger.

Summary of Investments by Country*:

	JNL/Mellon Capital	JNL/Mellon Capital
	Management	Management
	JNL 5 Fund	VIP Fund
Belgium	- %	0.5%
Bermuda	0.1	0.2
Canada	2.2	3.0
Cayman Islands	-	0.1
Denmark	-	0.4
Finland	-	1.1
France	-	1.9
Germany	-	1.3
Greece	0.1	0.1
Hong Kong	6.8	0.1
India	-	0.2
Ireland	-	0.3
Israel	-	0.7
Italy	-	2.4
Luxembourg	-	0.3
Netherlands	-	1.6
Norway	-	1.1
Spain	-	0.8
Sweden	-	0.3
Switzerland	-	0.1
United Kingdom	5.5	5.2
United States**	85.3	78.3

Total
Investments	100.0%	100.0%

*The Funds presented in the above table are those which have greater than 10% of their portfolios invested in non-U.S. securities or greater than 5% of its portfolio invested in one country outside of the U.S. at December 31, 2007.
**United States securities include money market funds and the securities lending pool.

JNL Variable Funds
Notes to the Schedules of Investments
December 31, 2007

Summary of Investments by Sector (percentage of investments):
	Consumer	Consumer			Health		Information
	Discretionary	Staples	Energy	Financials	Care	Industrials	Technology
JNL/Mellon Capital Management Consumer Brands Sector Fund	2.8%	7.7%		-%	3.1%	2.4%	2.9%
JNL/Mellon Capital Management Financial Sector Fund	-	-	-	82.9	-	0.2	0.5
JNL/Mellon Capital Management Healthcare Sector Fund	-	-	-	-	90.9	-	-
JNL/Mellon Capital Management JNL 5 Fund	16.9	7.1	8.7	6.8	7.4	14.9	4.5
JNL/Mellon Capital Management Technology Sector Fund	-	-	-	-	0.2	0.9	82.2
JNL/Mellon Capital Management VIP Fund	8.7	2.6	7.0	10.2	5.6	12.9	27.8

Summary of Investments by Sector (percentage of investments) (continued):
			Telecommunication		Short-Term
	Materials	Energy	Services	Utilities	Securities		Total
JNL/Mellon Capital Management Consumer Brands Sector Fund	- %	- %	- %	-%	11.1%		100.0%
JNL/Mellon Capital Management Financial Sector Fund	-	-	-	-	16.4		100.0
JNL/Mellon Capital Management Healthcare Sector Fund	-	-	-	-	9.1		100.0
JNL/Mellon Capital Management JNL 5 Fund	7.3	-	7.7	3.2	15.5		100.0
JNL/Mellon Capital Management Technology Sector Fund	-	-	1.3	-	15.4		100.0
JNL/Mellon Capital Management VIP Fund	3.4	-	7.5	2.4	11.9		100.0

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Managers

JNL Variable Fund LLC:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of JNL/Mellon Capital Management Consumer Brands Sector Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management Technology Sector Fund, JNL/Mellon Capital Management VIP Fund and JNL/Mellon Capital Management Healthcare Sector Fund (the “Funds”) as of and for the year or period ended December 31, 2007, and have issued our report thereon dated February 25, 2008 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the Funds’ schedules of investments in securities (the “Schedules”) as of December 31, 2007 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

KPMG LLP

Chicago, Illinois

February 25, 2008

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)

The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Exhibits

(a)	(1) The Code of Ethics is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 6, 2008

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 6, 2008

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(a)(3)	Not applicable.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.